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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 2001
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2001
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DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on page 12 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

On May 1, 2001, Multiple Strategy Portfolio was renamed Balanced Capital Strategy Portfolio. In addition, on May 11, 2001, Balanced Portfolio was acquired by Balanced Capital Strategy Portfolio pursuant to a plan of reorganization.

US equity markets proved extremely volatile in the first six months of 2001, as investors struggled to discern trends in economic growth and corporate earnings prospects. During the first quarter of 2001, a pronounced slowdown in economic growth precipitated a significant reduction in corporate earnings expectations, particularly in the technology sector. This brought about a vicious cycle of lower earnings, lower valuations and significantly lower stock prices. However, during the second quarter of 2001, aggressive actions by the Federal Reserve Board to lower short-term interest rates and accelerate money supply growth raised expectations for an economic recovery in the latter half of the year and supported a sharp recovery in equity prices.

For the six-month period ended June 30, 2001, the benchmark Standard & Poor's (S&P) 500 Index recorded a -6.7% total return while the NASDAQ Composite Index declined more than 13%. Value stocks outperformed growth stocks as investors gravitated toward securities of more stable, predictable and less expensive companies. The S&P/Barra Value Index declined 2.5% for the period, while the S&P/Barra Growth Index dropped 11.0%. The fixed-income market continued to perform well with the benchmark Merrill Lynch Domestic Bond Master Index posting a +3.4% total return. A slowing economy is expected to constrain inflationary pressures and bonds are also viewed as the safe haven against equity market deterioration. For the six-month period ended June 30, 2001, the Portfolio's Class A Shares had a -5.47% total return.

Because the Portfolio's current portfolio management team assumed responsibility for the Portfolio in mid-February 2001, our remarks will concentrate on the three-month period ended June 30, 2001. Based on top-down economic developments and bottom-up company specific opportunities, we believe a more aggressive investment stance is increasingly appropriate and have begun to increase our equity allocation as well as our exposure to more economically sensitive securities. As of June 30, 2001, the Portfolio's asset allocation as a percent of net assets was: equities, 65.5%; fixed-income securities, 31.9%; and cash equivalents, 2.6%. This compared to the Portfolio's asset allocation as of March 31, 2001: US equities, 64.2%; fixed-income securities, 32.2%; and cash equivalents, 3.6%. From an economic perspective, while the short-term outlook remains cloudy, we believe that recent Federal Reserve Board actions, coupled with recently enacted tax cuts, suggest an accelerated pace of economic growth is likely to become evident later this year, providing a much more favorable backdrop for equities. Furthermore, the attractive valuations in many economically sensitive stock groups suggest good investment opportunities are still available. We believe this is the appropriate time to reposition the portfolio to fully participate in this anticipated recovery. Within the fixed-income portfolio, we continue to pursue opportunities for yield enhancement, while assessing our duration position against intermediate inflation and interest rate trends.

For the three-month period ended June 30, 2001, the benchmark S&P 500 Index gained 5.8% while the NASDAQ Composite surged 16.5%. Growth stocks outperformed value stocks with the S&P/Barra Growth Index rising 7.7%, while the S&P/Barra Value Index gained a more modest 4.3%. Fixed-income market returns were also modest, with the unmanaged Merrill Lynch Domestic Bond Master Index providing a +0.41% total return for the period. The Portfolio earned a +3.57% return for the quarter. Within the equity portfolio, positive contributions from our positions in industrial and technology stocks, many of which
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provided double digit appreciation for the period, were partially offset by relative weakness in the pharmaceutical and energy sectors. Within the fixed-income component of the portfolio, we continued to benefit from our overweighted position in the corporate sector of the bond market as yield spreads narrowed significantly relative to US Treasury securities. These benefits were further enhanced by the maintenance of an above-average duration of 5.3 years in response to a further steepening of the yield curve.

We continued to adjust our holdings in response to volatile price activity. Within the equity portfolio, we further increased our exposures in companies whose prospects are more closely tied to economic conditions in anticipation of a more robust economic climate later this year. Companies such as Alcoa Inc., International Paper Company and Nucor Corporation would be prime beneficiaries of a resumption in economic growth and are attractively valued at current levels. We further reduced our exposures in the aerospace segment, as shares in companies such as The Boeing Company, Northrop Grumman Corporation and Raytheon Company already have discounted rising defense procurement expenditures and appear fairly valued. We also cut back selected insurance investments such as American International Group, Inc. and ACE Limited in response to recent price gains. Within the fixed-income portfolio, we further increased our concentration in corporate bonds in anticipation of a further contraction in yield spreads as the US economy recovers. By June 30, 2001, average quality ratings were reduced to Aa3/AA-, while average-yield-to-maturity increased 45 basis points (0.45%) to 6.24%. As of June 30, 2001, investment-grade corporate bonds represented 44.2% of fixed-income assets; US Treasury securities, 52.1%; and high-yield corporate bonds, 3.7%.

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We are pleased to announce that Kurt Schansinger is responsible for the day-to-day management of Balanced Capital Strategy Portfolio. Mr. Schansinger has been First Vice President of Merrill Lynch Investment Managers, L.P. (MLIM) since 1997 and Vice President from 1996 to 1997.
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CAPITAL STOCK PORTFOLIO

Capital Stock Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies that Portfolio management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value to the Portfolio through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

For the six-month period ended June 30, 2001, the Portfolio's total return was -6.25%. This compared to the -7.05% total return of the Fund's benchmark, the unmanaged Russell 1000 Index for the same period. While absolute performance in the markets has been difficult over the last six months, we used this period to gain relative performance compared to our benchmark and our competitive peer groups. The largest positive contributors to performance were equities in the health care sector, including Quest Diagnostics Incorporated, IDEC Pharmaceuticals Corporation and King Pharmaceuticals, Inc. The largest detractors to performance were our holdings in the utilities and consumer discretionary sectors.

During the period, we reduced our dependence on economic growth and became somewhat more defensive in our holdings. We also increased our exposure to US earnings, believing that economic weakness will spread overseas, especially to Europe. We are positioning the Portfolio to benefit from an economic upturn, which we expect to take place late this year or early next year. We added to our positions in health care and energy, while reducing weightings in information technology and telecommunication services. Our largest equity purchases included Bank of America Corporation, Philip Morris Companies Inc., Fannie Mae and Washington Mutual, Inc. On the sell side, the largest positions we sold
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included Merck & Co., Inc., Wells Fargo Company, American International Group,
Inc., SBC Communications Inc. and Cisco Systems, Inc.

We are positioned somewhat defensively, anticipating that the economic and earnings turnaround is several months away. As a result, we are overweighted in energy and health care, and underweighted in telecommunication services and information technology. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

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Effective January 31, 2001, we are pleased to announce that Robert C. Doll, Jr.
became responsible for the day-to-day management of Capital Stock Portfolio. Mr. Doll has been Senior Vice President of Fund Asset Management, L.P. since 1999. Prior thereto, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
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CORE BOND STRATEGY PORTFOLIO

During the first quarter 2001, Long Term Corporate Bond Portfolio was renamed Core Bond Strategy Portfolio. The renaming process represented the final step in the transformation of the Portfolio from what was previously an investment-grade corporate bond fund to a fund that has the capacity to utilize the entire spectrum of the investment-grade market. By removing the corporate focus of the Portfolio and replacing it with broad investment-grade latitude, we believe that several qualities could be realized. First, the Portfolio would be brought closer in line to the investment guidelines afforded to other funds within the Lipper Investment Grade peer groups, thereby eliminating a competitive disadvantage of a corporate-only fund. Second, through a diversified, actively managed approach, we believe that fund performance will be the beneficiary of greater consistency and lower volatility of returns. Finally, the broader investment latitude will allow involvement in the other major sectors of the investment-grade market. These sectors were much less significant in size and scope when the Long Term Corporate Bond Portfolio was initiated. During the past ten years, the mortgage-backed and asset-backed markets have experienced explosive growth and currently represent important investment avenues for fixed-income investment managers.

During the six months ended June 30, 2001, the fixed-income markets were greatly influenced by the direction of the Federal Reserve Board's monetary policy, the strength or weakness of the US economy, stock market conditions, corporate profitability and the expected direction of interest rates. As we entered the period, the pace of economic expansion had clearly slowed from the torrid pace exhibited during most of the prior two years. Notwithstanding the concrete evidence that the higher interest rates were having on the economy, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board through the later half of 2000, which provided adequate reason to not alter prevailing monetary policy. However, as 2001 approached, investor sentiment remained fairly upbeat despite the Federal Reserve Board's inaction, as many viewed this as the precursor for lower interest rates. Accordingly, the positive outlook prompted a rally in interest rates across the entire yield curve, while spread product benefited from the belief that the economy would not enter a recessionary period.

As we entered 2001, economic conditions continued to deteriorate, particularly within the manufacturing and technology sectors. Clearly, the possibility of something worse than a soft landing gave investors reason to believe that the Federal Reserve Board would soon move to ease monetary policy. In early January, the Federal Reserve Board surprised investors by lowering the Federal Funds rate by 50 basis points (0.50%) prior to its late January Federal Open Market Committee (FOMC) meeting. As investors predicted, the Federal Reserve Board cited concern relative to the slowdown of the US economy. This was quickly followed by another 50 basis point reduction in interest rates at its regularly scheduled meeting in late January. Since the initial interest rate change, the Federal Reserve Board lowered short-term interest rates five more times for a total of 275 basis points. To put this into better perspective, the Federal Funds
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MERRILL LYNCH SERIES FUND, INC.
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rate, which is a non-interest bearing deposit held by member banks at the
Federal Reserve, was 6.5% at the start of the year, and as of June 30, 2001 was 3.75%. In reaction to the aggressive shift in monetary policy, the Treasury yield curve began to steepen dramatically as investors priced in forward expectations for further easing from the Federal Reserve Board. The inversion in the front end of the yield curve quickly took on a more normal upward sloping shape, while the back end of the yield curve, despite the impact of the Treasury buyback program, steepened.

As of June 30, 2001, we believe that the economy, which has shown some signs of bottoming, will begin to improve by the fourth quarter of 2001. However, we believe current conditions warrant, at a minimum, another 25 basis point reduction in the Federal Funds rate, which we expect to occur at the mid-August FOMC meeting. Clearly, we expect the Federal Reserve Board to maintain an accommodative monetary policy, until which time the lower interest rates stimulate both consumer spending and capital investment by business.

As we entered 2001, and in line with the new prospectus guidelines, corporate holdings were reduced with proceeds invested in Government and mortgage-backed securities markets. Specifically, we reduced corporate holdings to 40% of total assets, while Treasury and mortgage holdings were raised to 25% and 15%, respectively. Relative to the Lehman Brothers Aggregate Index, this represented an overweight in corporates, a neutral position in Treasury and agency securities, and an underweight in mortgages. It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while mortgages would come under pressure as refinancing activity accelerated. By mid-period, and given our belief that prepayment speeds had peaked and volatilities would slow, we sold US Treasury securities and used the proceeds to purchase higher-coupon collateral. At that point, we brought the Portfolio's mortgage-backed securities allocation up to a market neutral weighted position.

We expect to keep a 15% overweight in the corporate sector, given favorable technical factors and attractive nominal spreads. Industry overweights will continue to be real estate investment trusts, energy, electric and gas utilities, domestic banks and cable/media companies. Sub-sectors we are selectively adding include cyclicals such as chemicals and paper products, telecoms, metals/mining and retailers. With respect to corporate allocations, and despite improvement in the lower-rated, more speculative investment-grade names, we will continue to emphasize liquidity as an important component of the investment decision. In this case, we are willing to forgo incremental yield in exchange for enhanced liquidity. In early May, we began the process of re-balancing industry sub-sector exposure to better reflect the composition of the corporate component of the Lehman Aggregate Index. In this way, the major issuers within each sub-sector would be identified, relative value/credit fundamentals assessed and overweighted/underweighted positions determined in a consistent manner.

Going forward, we will look to emphasize spread product, as we believe US Treasury securities will be relatively range bound. While corporate spreads have narrowed dramatically this year, we believe that additional spread compression is possible as the economy avoids a recession and corporate profitability begins to marginally improve by the fourth quarter of 2001. Additionally, given our outlook as it relates to the shape of the yield curve and the implied impact on mortgage refinancing activity, we believe that the yield advantage offered by mortgage-backed securities is likewise compelling and therefore will be an important component of our investment strategy.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Effective May 1, 2001, Growth Stock Portfolio was renamed Fundamental Growth Strategy Portfolio. For the six months ended June 30, 2001, Fundamental Growth Strategy Portfolio had a total return of -15.76%. This compared favorably relative to the Lipper Large Cap Growth Funds average return of -15.95% for the same period.
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MERRILL LYNCH SERIES FUND, INC.
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The Portfolio's performance reflects the overall downturn in US equity markets over the six-month period as well as the negative returns on many large-capitalization growth stocks. The Portfolio had relative and absolute positive returns on stocks in the retailing, media and insurance industries. The Portfolio gained from positive total returns among its top ten equity holdings at the close of the six-month period ended June 30, 2001, which included: AOL Time Warner Inc., General Electric Company, Lowe's Companies, Inc. and Lincoln National Corporation. The Portfolio was underweighted relative to the Standard & Poor's 500 Index weighting in technology stocks during the period. There was an opportunity lost since the stocks of several of the largest market capitalization companies, such as Microsoft Corporation, Dell Computer Corporation and International Business Machines Corporation, experienced substantial price appreciation during the period.

At June 30, 2001, the Portfolio's top five industry sectors were: retailing, 20.8% of net assets; media, 13.4%; energy, 6.1%; beverages, 5.6%; and communications equipment, 5.5%. The top ten equity holdings for the six months ended June 30, 2001 were: AOL Time Warner Inc., Wal-Mart Stores, Inc., General Electric Company, Lowe's Companies, Inc., Lincoln National Corporation, PepsiCo, Inc., Wells Fargo Company, Nokia Oyj, The Home Depot, Inc. and Enron Corp.

We believe that the US Federal Reserve Board's expansionary monetary policy since early January 2001 and the upcoming distribution of Federal tax rebate checks could cause an increase in the real rate of growth of consumer spending on staple goods, including entertainment products and services. Consequently, our investment in general merchandise and soft goods retailing companies is the largest industry weighting as a percentage of net assets in the Portfolio. The second largest sector is the stocks of media companies such as AOL Time Warner Inc. and The Walt Disney Company.

GLOBAL ALLOCATION STRATEGY PORTFOLIO

On May 1, 2001, Global Strategy Portfolio was renamed Global Allocation Strategy Portfolio. Along with the Portfolio's new name, changes were made to the Portfolio's management policies. In March, a supplement was filed with the Securities and Exchange Commission amending the investment restrictions contained in the prospectus of the Portfolio. The changes broadened the Portfolio's investment possibilities to include, among other things, investments in bonds and convertible instruments rated investment grade or below. Going forward, the Portfolio will be measured against a new composite benchmark or Reference Portfolio. This benchmark is comprised of a 36% weighting in the unmanaged Standard & Poor's (S&P) 500 Index, a 24% weighting in the Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), a 24% weighting in Merrill Lynch Treasury Index GAO5 (5-year US Treasury Bond) and a 16% weighting in Salomon Brothers World Government Bond Index (Ex-US). We believe the new benchmark provides for a better comparison to the Fund's new investment objectives.

For the six-month period ended June 30, 2001, Global Allocation Strategy Portfolio had a total return of -8.48%. This compared to the -10.55% total return of the Portfolio's historic benchmark, the unmanaged Morgan Stanley Capital International World Index and -6.02% for the Portfolio's new composite benchmark for the same six-month period.

As of June 30, 2001, the Portfolio's asset allocation was equities, 52.7% of net assets and fixed-income securities, 28.8%. This compared to the asset allocation of the Portfolio's new benchmark: equities, 60% and fixed-income securities, 40%. During the past six months, the Portfolio slightly increased its weightings in US dollar-denominated bonds, US and Japanese equities and cash. The Portfolio reduced its weightings in equities of European issuers and bonds of Japanese issuers.

Evidence of rapidly slowing US economic activity in late 2000 carried into the first half of 2001. In January, the Federal Reserve Board responded by cutting interest rates twice, for a total of 100 basis points (1.00%). Global financial markets initially cheered this aggressive action and rallied in expectation that the slowdown would be short-lived. However, in the ensuing months further signs of a weakening economy and
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tumbling corporate profits drove the markets even lower, with each subsequent interest rate cut followed by rallies that progressively lacked conviction.

The Federal Reserve Board carried out a total of six interest rate cuts in the first half of 2001, pushing its target overnight interest rate 275 basis points lower to 3.75% from 6.50%. Weakness was concentrated in the manufacturing sector where production and orders declined to levels not seen since the 1990-1991, recession. Capital investment dropped sharply as corporations looked to reduce costs and questioned previously forecasted returns on their earlier spending efforts. Whereas industrial sector performance implied recession, buoyant consumer activity kept the overall economy afloat. The housing market remained firm, undoubtedly spurred by the lower interest rate environment. Meanwhile, consumer spending on soft and durable goods belied the fact that layoffs rose to a 30-month high during the period, while the market sell-off shrunk the accumulated wealth of the population at large--arguably reducing or even reversing the positive "wealth-effect" of recent years.

The financial markets remained anxious about whether the apparent consumer strength might eventually falter. The Federal Reserve Board's actions demonstrated similar unease. Worldwide gross domestic product growth forecasts continued to decline. The US gross domestic product slowed to a 1.2% growth rate in the first quarter 2001. European growth decelerated, demonstrating that the continent was not immune to a US slowdown. The European Central Bank (ECB) reduced its forecast for euro-zone growth to 2.2% for this year, while some European officials stated concern that growth may not even reach 2%. The Japanese economy weakened further, and following a 0.2% decline in the first quarter 2001 gross domestic product, Japanese officials said the country may now be in recession.

Bearish sentiment appeared to climax in March. Scores of high-profile companies, particularly technology, media and telecommunications (TMT), pre-announced negative earnings reports and offered sharp downward revisions to their forecasts citing a "lack of visibility" in orders and poor economic prospects in general. The NASDAQ Composite Index dropped below 2000 for the first time in over two years. Hastening and broadening the sell-off were surprisingly weak forecasts from several "old economy" companies, which helped push the S&P 500 Index down to levels unseen since late 1998. As for Europe, the Dow Jones STOXX Europe 50 Index fell to a 17-month low. In Japan, the Nikkei 225 stock index average fell to a 15-year low (note that the Nikkei 225 stock index was rebalanced in favor of TMT shares in 2000). Though stocks managed to regain some of their losses in an April rally, they gradually began to give back what they had recovered toward June 2001.

The series of US interest rate cuts as well as a modest cut by the ECB, caused short-term financing rates to decline. However, yield curves steepened as 10-year government benchmark yields rose in apparent concern over a pick up in inflation. Japanese benchmark yields, in direct contrast, declined sharply as deflationary trends there continued and the new Prime Minister stated plans to restrict the issuance of debt. Notably, Japan's Standard & Poor's credit rating was downgraded below AAA for the first time in 26 years as a result of rising debt and the failure to tackle its banking crisis. Elsewhere, credit markets were rather volatile. Highly accommodative monetary policy appeared to dispel concerns that arose late last year over high corporate debt levels and deteriorating cash flows. As the economy continued to slow, these fears were revived, particularly within the telecommunications sector where bankruptcies and liquidity concerns frightened investors. Renewed turbulence in emerging markets debt, driven by a foreign exchange crisis in Turkey and rising default risk in Argentine issues were also to blame for widening credit spreads. Despite the shrinking of yield differentials with most other major economies and stubbornly high trade deficits, the US dollar increased in strength as investors continued to prefer the United States to other markets.

In an effort to align the Portfolio's holdings more closely with the new composite benchmark, we gradually adjusted our holdings in the United States, Europe and Japan during the six months ended June 30, 2001. Throughout this period, we took advantage of lower prices and more attractive valuations of stocks of US telecommunications and technology companies by increasing exposure to new holdings. In Europe, we reduced the Portfolio's holdings in equities from 27.1% to 10.5% of net assets and restructured the
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individual holdings. In addition, European holdings were changed to reflect a management bias more consistent with a traditional value-investor approach. The mix of securities comprising the Portfolio's Japanese equity exposure was similarly restructured and significantly altered. Our overall Japanese equity exposure decreased to 4.0% of net assets. The Portfolio's US fixed-income exposure (including bonds of foreign issuers denominated in US dollars) increased from 2.3% to 8.4% of net assets as a result of the addition of several corporate bond positions. The Portfolio's cash position increased during the period from 6.8% to 11.8% of net assets. As of June 30, 2001, the Portfolio's net weighting in the US dollar was 53.14%, including both dollar-denominated assets and the portion of assets hedged back into dollars. The Portfolio's net weighting in the euro at the end of the period was approximately 30%.

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Effective January 29, 2001, Bryan N. Ison and Dennis W. Stattman became responsible for the day-to-day management of Global Allocation Strategy Portfolio. Mr. Ison has been First Vice President of Merrill Lynch Investment Managers, L.P. (MLIM) since 1997 and Vice President from 1985 to 1997. Mr. Stattman has been First Vice President of MLIM since 1997 and Vice President from 1989 to 1997.
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HIGH YIELD PORTFOLIO

The six months ended June 30, 2001 was a relatively good period for the high-yield market. The benign effect of several Federal Reserve Board interest rate cuts, healthy mutual fund inflows and good demand from structured product buyers more than outweighed several negative crosscurrents, including sagging equity markets, a high level of credit distress, a weak economy and limited dealer liquidity. The unmanaged Credit Suisse First Boston (CSFB) High Yield Index registered a total return of +4.28% for the period, which compared quite favorably to 10-year US Treasury securities, which had a return of -0.46%.

In sharp contrast to 2000, inflows into high-yield mutual funds were approximately $6.4 billion for the six months ended June 2001. Underwriters took advantage of this favorable climate and brought 190 new issues during the first half of 2001, raising proceeds of $60.0 billion. For the year 2000, the market was only able to absorb 135 new issues, which raised proceeds of $41.6 billion. The more highly speculative issuers, such as build-out phase telecom credits, found the market closed to them as the year drew on.

Investors' aversion to risk was most evident in returns by rating categories. The upper tier (split BBB and BB) posted a total return of +7.65% for the six-month period, while the lower tier (CCC, split CCC and default) recorded a return of -3.02% as measured by the CSFB High Yield Index.

Investors had sound reasons for seeking out the higher-quality end of the credit spectrum--the default rate rose steadily during the period. According to data compiled by CSFB, a leading underwriter of high-yield bonds, the default rate for the trailing 12 months ended June 30, 2001 equaled 7.25%, the highest rate since 1991. It is worth noting that if original issue investment-grade rated credits are excluded, the default rate would fall to 5.73%, which is still a high rate. Moreover, recoveries on defaulted securities have been lower than the long-term average. Possible causes of the low recovery rate include growing issuance of more senior bank debt (which has lowered the priority of much of the defaulted public debt), supply and demand conditions for defaulted bonds and low asset values for telecom credits.

Against this backdrop, the Portfolio had a total return of +2.63% for the six months ended June 30, 2001, which lagged the unmanaged CSFB High Yield Index's return of +4.28% for the same period. Fund performance was hurt by an overweighted position in the wireless sector, which was sold off over concerns about competition and funding gaps. While underweighted in the telecom sector, several of the Portfolio's holdings experienced precipitous price declines--Metromedia Fiber Network, Nextlink Communications Inc. and 360 Networks (which filed for bankruptcy protection late in the period). Two other issuers that saw sharp price declines in the period were Sterling Chemicals Inc. and Blount Inc., both owing to deteriorating business conditions in certain of their operating segments. Overweighting in energy and forest products/containers proved beneficial, as these sectors recorded solid total returns for the period. Two
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credits which reported improved results--auto parts supplier, Venture Holdings
Trust and radio broadcaster, Cumulus Media, Inc.--saw strong rebounds in the prices of their bonds. Finally, P & L Coal Holdings Corp. completed a partial premium tender as part of an initial public equity offering.

We were fairly active in the new-issue market by inflows into the Portfolio during the six months ended June 30, 2001. Our major purchases included the bonds of AES Corporation (a large independent power producer), Allied Waste North America (a large non-hazardous waste management firm), Del Monte Corporation (the largest producer and distributor of processed vegetables, fruit and solid tomato products in the United States), Emmis Escrow (a radio and TV broadcaster), Felcor Lodging LP (a large hotel REIT), LIN Television Corporation (a television station group operator in the United States and Puerto Rico), PG&E National Energy Group (an independent power producer with natural gas pipelines and energy trading operations) and Premium Standard Farms (a privately held pork processor).

Our sales were for relative value or credit reasons or to meet redemptions. Sales included the bonds of distressed securities in two telecom companies--McLeod USA Inc. and 360 Networks--and a bankrupt packaging company--Indesco (whose prospects for significant recovery appeared bleak), all of which were sold for relative value or credit reasons or to meet redemptions. Other large sales included HMH Properties, Inc., Charter Communications Holdings LLC, Beverley Enterprises, Inc., Emmis Escrow, Magellan and Six Flags--mostly to meet redemptions. We sold our entire position in Monterrey Power as the bonds of this Mexican credit seemed fully valued.

At June 30, 2001, the Portfolio's largest industry concentrations were: packaging/paper & forest products, 14.2%; cable (domestic & international), 11.7%; wireless, 10.2%; and energy 8.5%. Foreign bonds totaled 21.7% of the Portfolio's market value, with emerging markets issues (primarily Latin America corporate bonds) accounting for 9.1% of market value. The Portfolio's duration was 4.3 years, and cash and cash equivalents amounted to 7.2% of net assets.

We strive to maintain a broad diversification for the Portfolio, with an emphasis on higher-quality credits. The bifurcation between telecom and non-telecom credits is likely to continue, in our view. We believe the level of credit distress will remain high, but recent improvements in the distressed ratio (percentage of bonds in the high-yield universe trading at 1,000 basis points off the US Treasury curve) and in the Moody's downgrade/upgrade ratio bode well for the default rate. We expect it to peak late this year or early next. Historically, the high-yield market's spread over US Treasury securities has started to tighten about six months before the default rate peaks. Accordingly, we remain positive in our outlook for the high-yield market. Although near-term momentum has clearly softened, we believe volatility is likely to remain high.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

During the six months ended June 30, 2001, the structure of the Portfolio was influenced by our outlook on interest rate movements, the direction of the Federal Reserve Board's monetary policy and the shape of the US Treasury yield curve. As we entered 2001, our investment strategy was based on a modest overweight in the Treasury and agency sectors with an underweighted position in the mortgage-backed security (MBS) sector. Our portfolio structure was based on our belief that the impact of the Federal Reserve Board's easing policy would result in a sharp increase in refinancing activity, which would then translate into accelerated prepayment speeds. This should have had a negative impact for MBS agency pass-through issues, but despite the technical and fundamental influences, the exact opposite occurred as mortgages outperformed US Treasury and agency indexes during January 2001. Fortunately, our underweighted position was only modest in proportion and Portfolio performance faired reasonably well relative to the unmanaged Salomon Smith Barney Government/Mortgage Index. During the six months ended June 30, 2001, we completed the sale of most of our collateralized mortgage obligations (CMOs) since we preferred the liquidity associated with owning them. The CMOs were primarily concentrated in

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2001 (Continued)
--------------------------------------------------------------------------------
lower coupons since we believed the wave of prepayments would have the greatest impact on the higher coupons.

Our strategy to underweight the Portfolio's MBS finally paid off in February as market reaction to increased refinancing activity and faster prepayment speeds exacted their toll on mortgage performance. Throughout February, MBS underperformed all other sectors of the investment-grade market. However, by the second quarter 2001, and consistent with the Federal Reserve Board's aggressive easing of monetary policy, the yield curve steepened as short-term interest rates followed the Federal Funds interest rate lower and long-term interest rates pushed somewhat higher as investors priced in a less optimistic inflationary outlook. Within the context of this steepening of the yield curve, MBS performance began to outperform once again. At this point, we increased the mortgage allocation of the Portfolio to an index-neutral stance through higher-coupon collateral. Additionally, MBS yield spreads were attractive and consistent with our strategy to build a yield advantage, relative to the Index, into the Portfolio. While the Portfolio was overweighted in agency issues, weightings in Treasury issues were reduced in May to a slight underweight, reflecting our belief that while agency bullets offer reasonable relative value, Treasury issues would likely be range bound as the Federal Reserve Board concluded its easing program.

MONEY RESERVE PORTFOLIO

For the six months ended June 30, 2001, Money Reserve Portfolio had a net annualized yield of 5.11%. The Portfolio's 7-day yield as of June 30, 2001 was 4.06%. The average portfolio maturity was 77 days at June 30, 2001 compared to 71 days at December 31, 2000.

Early in 2001, it became apparent that the fall-off in manufacturing activity that began in the previous quarter was continuing. A slowdown of this magnitude had not been seen since the 1991 recession and resulted in the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. This unambiguous move by the Federal Reserve Board stabilized the markets and gave investors the expectation of further interest rate cuts in the near future. In late January, an eye-opening decline in consumer confidence gave the Federal Reserve Board further cause to ease interest rates by another 50 basis points at its regularly scheduled January and March meetings.

Although economic news was mixed in February and March, corporate earnings warnings and new lows in the equity markets triggered capital flight to the short end of the fixed-income market. Inventory accumulation continued to drag on corporate profits, resulting in job cuts and slower consumer demand. As an additional boost to the still-sluggish economy, the Federal Reserve Board surprised investors again with an additional 50 basis point reduction on April
18. As conditions failed to improve, the Federal Reserve Board cut interest rates an additional half point in May and another 25 basis points in June, bringing the Federal Funds rate to 3.75%. This was the first time the Federal Funds rate was below 4% since 1994. Federal Reserve Board officials, once expecting a recovery by year end, seemed to sense a greater urgency to stimulate demand.

During the six-month period ended June 30, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, the average life of our holdings ranged from 70 days to 80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short-end of the yield curve as well as the potential appreciation of longer-dated securities such as one-year bank product and 18-month agency coupons. When spreads between bank securities and agency discount notes narrowed, we added to our agency discount note positions. Going forward, while we remain constructive, we have become more conservative in our investment decisions since the Federal Reserve Board may be close to the end of its easing cycle.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2001 (Continued)
--------------------------------------------------------------------------------

The Portfolio's composition at the end of June and as of our last report to shareholders is detailed below:

                                                              6/30/01     12/31/00
----------------------------------------------------------------------------------
Bank Notes..................................................     1.7%        5.2%
Certificates of Deposit--Europe.............................     1.9          --
Certificates of Deposit--Yankee.............................    10.5         8.4
Commercial Paper............................................    38.0        43.7
Corporate Notes.............................................     3.2         2.4
Funding Agreements..........................................     7.2         5.3
Medium-Term Notes...........................................    15.2        16.3
Promissory Notes............................................     1.9         2.0
US Government, Agency & Instrumentality
  Obligations--Discount.....................................     0.9         3.9
US Government, Agency & Instrumentality
  Obligations--Non-Discount.................................    18.7        11.8
Other Assets Less Liabilities...............................     0.8         1.0
                                                               -----       -----
Total.......................................................   100.0%      100.0%
                                                               =====       =====

NATURAL RESOURCES PORTFOLIO

For the six-month period ended June 30, 2001, Natural Resources Portfolio had a total return of -5.88%, which was modestly below the -4.5% return on the Lipper Natural Resources Funds Average. The decline in the Portfolio's results came as concerns arose over demand trends in global oil markets as well as in domestic markets for natural gas.

The Portfolio remains heavily invested in companies that focus on natural gas production in North America, as well as oil service companies exposed to natural gas drilling activity. The equities of these companies have suffered as many investors took profits after strong results in 1999 and 2000. Currently, it appears that many general equity funds turned to energy investments as other sectors deteriorated in late 2000 and early 2001, and were carrying energy holdings significantly above their benchmarks. We believe that these non-traditional energy investors exacerbated the selling pressure as sequential oil and gas prices eased to levels that would be considered high by traditional energy analysts. We were concerned that the seasonally weak-demand shoulder months might result in some weakness for the energy sector, and we attempted to raise cash in the Portfolio. However, investor redemptions in the Portfolio did not allow us to increase cash to the extent we had hoped. Moreover, the seasonal weakness of the shoulder months masked what is now a severe industrial recession in US markets. This resulted in much weaker gas demand than we expected, which is being compounded by unusually mild summer weather that is curtailing summer air-conditioning power requirements. Currently, we expect that North American natural gas storage will reach full levels prior to the start of the winter heating season unless we experience usually hot weather or hurricane activity that might shut in Gulf of Mexico gas production. Despite this disappointing near-term outlook, we remain positive on the intermediate-term to longer-term outlook for energy and natural gas. While drilling activity for natural gas has risen to record levels, we have not seen a meaningful response in production levels. Therefore, any recovery in industrial demand, gas-fired power generation or a colder-than-normal winter could result in a return to high natural gas prices.

In addition, the cohesion among members of the Organization of Petroleum Exporting Countries (OPEC) continues to be strong, which we believe will put a floor under oil prices of around $20 per barrel. Given the price declines suffered by energy equities, we believe that current valuations discount all but a severe world recession.

During the six months ended June 30 2001, we made selective sales in the Portfolio's energy holdings as we attempted to build cash going into the spring--a weak energy demand season. In addition, cash was generated from the sale of several Canadian independent oil companies that were subject to merger activity. Companies that received merger bids included Genesis Exploration Ltd., Cypress Energy Inc.,

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2001 (Continued)
--------------------------------------------------------------------------------

Petromet, Gulf Canada Resources Limited, Velvet Exploration Ltd., Chieftain International, Inc. and Triton Energy Limited. Unfortunately, the premiums received from these sales were not sufficient to offset the decline in other oil service and natural gas investments. We sold our holdings in some companies that are leveraged purely to price and invested in those that we consider to have long-term development projects that will give a rising production profile. Companies with these characteristics should enjoy rising valuation multiples and would also be subject to potential consolidation activity as larger companies struggle to achieve growth targets. Gulf Canada Resources Limited and Triton Energy have already received bids, and we invested in PanCanadian Energy. PanCanadian has a strong gas base in Western Alberta, as well as a strong exploration profile off the eastern coast of Canada and in the British North Sea. We are looking for new investments, which we believe share the investment qualities that we saw in these three stocks. We also are using weakness in the sector to add to our oil service holdings. Oil service stocks, and especially drilling companies, declined in price to levels last seen in 1999 when oil prices were $12 per barrel and natural gas was trading for less than $2 per thousand cubic feet. Given our belief that world oil and North American natural gas markets remain capacity constrained, the decline in these stocks should offer the potential for attractive returns.

We are obviously disappointed with the performance of the Portfolio and the energy sector despite energy prices that remain at historically high levels. The recent selling pressure should have removed many of the non-traditional investors in the sector, which we view as positive for investment performance going forward. However, the next several months are expected to be volatile, as we believe there is risk for natural gas prices to trade below $2 per thousand cubic feet should storage basins reach full capacity significantly before the onset of the winter heating season. In addition, continued deterioration in global economic activity can depress demand for all commodities, including energy. While OPEC has been highly successful in maintaining prices within its targeted price band, a severe global recession could eventually overwhelm its ability to support prices. However, we believe that any oil price decline would be short lived, as lower prices could be a catalyst to resume global economic growth.

As always, we would emphasize the role that natural resources investments can play in a diversified investment portfolio and as a hedge for all consumers of commodities. The recent decline in the energy sector has returned valuations to compelling levels, and we believe that the current tradeoff between risk and reward is favorable. Valuations in many energy stocks remain attractive, even if oil and gas prices fall below current levels. In addition, we believe there will be opportunities to rotate into investments that will likely benefit from moderating energy costs, as those commodities may rally as the current economic slowdown abates.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

August 17, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 2001
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

---------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL
AS OF JUNE 30, 2001                                           RETURN      RETURN
---------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            -5.47%    -12.16%
---------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                        -6.25     -17.96
---------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   +3.17     +10.82
---------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         -15.76     -26.21
---------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           -8.48     -16.43
---------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           +2.63      -1.81
---------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         +2.74     +10.16
---------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    -5.88     +10.92
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                            FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               6/30/01       6/30/01       6/30/01
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            -12.16%        +9.30%       + 9.97%
---------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                        -17.96        +11.64        +11.45
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   +10.82         +6.47         +7.63
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          -26.21        +17.06        +15.52
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           -16.43         +6.12         +8.06
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                            -1.81         +3.06         +8.26
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         +10.16         +6.98         +7.53
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    +10.92         +6.25         +6.56
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                       PERCENT OF
COUNTRY                INDUSTRIES             HELD                      COMMON STOCKS                       VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BERMUDA          INSURANCE                     335,000    ACE Limited...............................    $   13,095,150        1.1%
                                               270,000    XL Capital Ltd. (Class A).................        22,167,000        1.8
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN BERMUDA                    35,262,150        2.9
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOOD PRODUCTS                  92,000    Nestle SA (Registered Shares).............        19,551,599        1.6
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN SWITZERLAND                19,551,599        1.6
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE           165,000    The Boeing Company........................         9,174,000        0.8
                                               220,000    General Dynamics Corporation..............        17,118,200        1.4
                                               100,000    Raytheon Company..........................         2,655,000        0.2
                                               200,000    United Technologies Corporation...........        14,652,000        1.2
                                                                                                        --------------      -----
                                                                                                            43,599,200        3.6
                 --------------------------------------------------------------------------------------------------------------
                 AIRLINES                      110,000    +AMR Corporation..........................         3,974,300        0.3
                 --------------------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS                50,000    TRW Inc. .................................         2,050,000        0.2
                 --------------------------------------------------------------------------------------------------------------
                 BANKS                         380,000    Mellon Financial Corporation..............        17,480,000        1.4
                                               400,000    Wells Fargo Company.......................        18,572,000        1.5
                                                                                                        --------------      -----
                                                                                                            36,052,000        2.9
                 --------------------------------------------------------------------------------------------------------------
                 BEVERAGES                     460,000    Anheuser-Busch Companies, Inc. ...........        18,952,000        1.5
                 --------------------------------------------------------------------------------------------------------------
                 CHEMICALS                     215,000    E.I. du Pont de Nemours and Company.......        10,371,600        0.8
                 --------------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                450,000    +CommScope, Inc. .........................        10,575,000        0.9
                 EQUIPMENT                     500,000    Lucent Technologies Inc. .................         3,100,000        0.2
                                               870,000    Motorola, Inc. ...........................        14,407,200        1.2
                                               300,000    Scientific-Atlanta, Inc. .................        12,180,000        1.0
                                                                                                        --------------      -----
                                                                                                            40,262,200        3.3
                 --------------------------------------------------------------------------------------------------------------
                 COMPUTERS &                   725,000    Compaq Computer Corporation...............        11,230,250        0.9
                 PERIPHERALS                   190,000    International Business Machines
                                                            Corporation.............................        21,470,000        1.8
                                                                                                        --------------      -----
                                                                                                            32,700,250        2.7
                 --------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS        450,000    Citigroup Inc. ...........................        23,778,000        1.9
                                               250,000    Fannie Mae................................        21,287,500        1.7
                                               270,000    J.P. Morgan Chase & Co. ..................        12,042,000        1.0
                                               200,000    Morgan Stanley Dean Witter & Co. .........        12,846,000        1.1
                                               330,000    Stilwell Financial, Inc. .................        11,074,800        0.9
                                                                                                        --------------      -----
                                                                                                            81,028,300        6.6
                 --------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED                   100,000    Qwest Communications International Inc. ..         3,187,000        0.3
                 TELECOMMUNICATION             325,000    Verizon Communications....................        17,387,500        1.4
                 SERVICES                                                                               --------------      -----
                                                                                                            20,574,500        1.7
                 --------------------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT          300,000    +Agilent Technologies, Inc. ..............         9,750,000        0.8
                 & INSTRUMENTS                 335,000    +SCI Systems, Inc. .......................         8,542,500        0.7
                                                                                                        --------------      -----
                                                                                                            18,292,500        1.5
                 --------------------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &            450,000    Halliburton Company.......................        16,020,000        1.3
                 SERVICE
                 --------------------------------------------------------------------------------------------------------------
                 GAS UTILITIES                 300,000    El Paso Corporation.......................        15,762,000        1.3
                 --------------------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS     325,000....    HCA--The Healthcare Corporation...........        14,686,750        1.2
                 & SERVICES                    400,000    +Tenet Healthcare Corporation.............        20,636,000        1.7
                                                                                                        --------------      -----
                                                                                                            35,322,750        2.9
                 --------------------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS           215,000    +Harrah's Entertainment, Inc. ............         7,589,500        0.6
                 & LEISURE                     575,000    McDonald's Corporation....................        15,559,500        1.3
                                                                                                        --------------      -----
                                                                                                            23,149,000        1.9
                 --------------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS            300,000    Kimberly-Clark Corporation................        16,770,000        1.4
                 --------------------------------------------------------------------------------------------------------------
                 IT CONSULTING &               100,000    +Computer Sciences Corporation............         3,460,000        0.3
                 SERVICES
                 --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                       PERCENT OF
COUNTRY                INDUSTRIES             HELD                      COMMON STOCKS                       VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES    INDUSTRIAL                    300,000    General Electric Company..................    $   14,625,000        1.2%
(CONCLUDED)      CONGLOMERATES                  50,000    Minnesota Mining and Manufacturing Company
                                                            (3M)....................................         5,705,000        0.5
                                                                                                        --------------      -----
                                                                                                            20,330,000        1.7
                 --------------------------------------------------------------------------------------------------------------
                 INSURANCE                     250,000    American International Group, Inc. .......        21,500,000        1.8
                 --------------------------------------------------------------------------------------------------------------
                 MACHINERY                     250,000    Dover Corporation.........................         9,412,500        0.8
                                               375,000    ITT Industries, Inc. .....................        16,593,750        1.4
                                               190,000    +SPX Corporation..........................        23,784,200        1.9
                                                                                                        --------------      -----
                                                                                                            49,790,450        4.1
                 --------------------------------------------------------------------------------------------------------------
                 MEDIA                         350,000    +Clear Channel Communications, Inc. ......        21,945,000        1.8
                                               250,000    The Interpublic Group of Companies,
                                                            Inc. ...................................         7,337,500        0.6
                                               250,000    The New York Times Company (Class A)......        10,500,000        0.9
                                                11,500    Tribune Company...........................           460,115        0.0
                                               425,000    +Viacom, Inc. (Class B)...................        21,993,750        1.8
                                                                                                        --------------      -----
                                                                                                            62,236,365        5.1
                 --------------------------------------------------------------------------------------------------------------
                 METALS & MINING               250,000    Alcoa Inc. ...............................         9,850,000        0.8
                                               100,000    Nucor Corporation.........................         4,889,000        0.4
                                                                                                        --------------      -----
                                                                                                            14,739,000        1.2
                 --------------------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES               450,000    The Williams Companies, Inc. .............        14,827,500        1.2
                 --------------------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL              300,000    The May Department Stores Company.........        10,278,000        0.8
                 --------------------------------------------------------------------------------------------------------------
                 OIL & GAS                     300,000    Anadarko Petroleum Corporation............        16,209,000        1.3
                 --------------------------------------------------------------------------------------------------------------
                 PAPER & FOREST                250,000    International Paper Company...............         8,925,000        0.7
                 PRODUCTS                       90,000    Weyerhaeuser Company......................         4,947,300        0.4
                                                                                                        --------------      -----
                                                                                                            13,872,300        1.1
                 --------------------------------------------------------------------------------------------------------------
                 PERSONAL PRODUCTS             490,000    Avon Products, Inc. ......................        22,677,200        1.9
                 --------------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS               350,000    American Home Products Corporation........        20,454,000        1.7
                                               325,000    Pharmacia Corporation.....................        14,933,750        1.2
                                                                                                        --------------      -----
                                                                                                            35,387,750        2.9
                 --------------------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                 275,000    +Agere Systems Inc. (Class A).............         2,062,500        0.2
                 EQUIPMENT &                   220,000    +Applied Materials, Inc. .................        10,890,000        0.9
                 PRODUCTS                      135,000    Texas Instruments Incorporated............         4,252,500        0.3
                                                                                                        --------------      -----
                                                                                                            17,205,000        1.4
                 --------------------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL              160,000    The Home Depot, Inc. .....................         7,448,000        0.6
                                               225,000    Intimate Brands, Inc. ....................         3,390,750        0.3
                                               100,000    RadioShack Corporation....................         3,050,000        0.2
                                                                                                        --------------      -----
                                                                                                            13,888,750        1.1
                 --------------------------------------------------------------------------------------------------------------
                 TEXTILES & APPAREL            170,000    Nike, Inc. (Class B)......................         7,138,300        0.6
                 --------------------------------------------------------------------------------------------------------------
                 WIRELESS                      435,000    +Nextel Communications, Inc. (Class A)....         7,547,250        0.6
                 TELECOMMUNICATION
                 SERVICES
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE UNITED STATES         745,967,465       61.0
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN COMMON STOCKS
                                                          (COST--$829,543,007)                             800,781,214       65.5
------------------------------------------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNT                FIXED-INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA        ARS                         2,000,000    Perez Companc SA, 8.125% due
                                                            7/15/2007(a)............................         1,820,000        0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                                   ARGENTINA                                 1,820,000        0.1
------------------------------------------------------------------------------------------------------------------------------------
MEXICO           MXN                         5,250,000    Transportacion Maritima Mexicana, SA de
                                                            CV, 10.25% due 11/15/2006...............         4,567,500        0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN MEXICO            4,567,500        0.4
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                        PERCENT OF
   COUNTRY                                   AMOUNT                FIXED-INCOME SECURITIES                  VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES    US$                         5,000,000    AOL Time Warner Inc., 6.75% due
                                                            4/15/2011...............................    $    4,906,900        0.4%
                                             5,000,000    American Home Products Corporation, 6.25%
                                                            due 3/15/2006...........................         5,012,805        0.4
                                             5,500,000    Bank of America Corporation, 7.40% due
                                                            1/15/2011...............................         5,713,290        0.5
                                             4,000,000    BankBoston NA, 6.375% due 3/25/2008.......         3,940,840        0.3
                                             3,000,000    Boise Cascade Corporation, 7.35% due
                                                            10/11/2004..............................         3,009,249        0.2
                                                          CSX Corporation:
                                             2,000,000    6.25% due 10/15/2008......................         1,936,560        0.2
                                             6,500,000    6.75% due 3/15/2011.......................         6,371,560        0.5
                                               900,000    Champion Enterprises, Inc., 7.625% due
                                                            5/15/2009...............................           618,753        0.1
                                                          Champion International Corp.:
                                             4,000,000    6.40% due 2/15/2026.......................         3,982,880        0.3
                                             1,000,000    6.65% due 12/15/2037......................           986,370        0.1
                                             5,500,000    Chase Manhattan Corporation, 6% due
                                                            2/15/2009...............................         5,313,385        0.4
                                             5,500,000    The Coastal Corporation, 6.70% due
                                                            2/15/2027...............................         5,440,050        0.5
                                             6,000,000    Conagra Inc., 6.70% due 8/01/2027.........         5,828,700        0.5
                                             5,000,000    Equistar Chemicals LP, 6.50% due
                                                            2/15/2006...............................         4,396,700        0.4
                                             5,500,000    First Union Corp., 6.55% due 10/15/2035...         5,613,960        0.5
                                             5,500,000    GATX Capital Corporation, 6.86% due
                                                            10/13/2005..............................         5,412,990        0.4
                                             5,700,000    General Motors Acceptance Corp., 6.15% due
                                                            4/05/2007...............................         5,540,628        0.5
                                             1,670,000    Giant Industries, Inc., 9% due
                                                            9/01/2007(a)............................         1,603,200        0.1
                                             6,000,000    The Goodyear Tire & Rubber Company, 6.625%
                                                            due 12/01/2006..........................         5,831,040        0.5
                                                          Harris Corporation:
                                             6,500,000    6.375% due 8/15/2002......................         6,641,960        0.5
                                             5,500,000    6.35% due 2/01/2028.......................         5,122,480        0.4
                                             5,000,000    Hertz Corp., 6.25% due 3/15/2009..........         4,694,650        0.4
                                             5,000,000    Household Finance Corp., 6.50% due
                                                            11/15/2008..............................         4,926,100        0.4
                                             4,000,000    International Flavors & Fragrance, 6.45%
                                                            due 5/15/2006(a)........................         3,994,424        0.3
                                             2,860,000    Lockheed Martin Corporation, 7.20% due
                                                            5/01/2036...............................         2,918,258        0.2
                                             6,000,000    Motorola, Inc., 6.50% due 9/01/2025.......         5,597,160        0.5
                                             5,500,000    Nabisco, Inc., 6.125% due 2/01/2033.......         5,551,975        0.5
                                             5,500,000    News America Inc., 6.625% due 1/09/2008...         5,338,080        0.4
                                             5,000,000    Nextel Communications, Inc., 9.375% due
                                                            11/15/2009..............................         3,962,500        0.3
                                             2,150,000    Northwest Airlines, Inc., 7.875% due
                                                            3/15/2008...............................         1,983,898        0.2
                                             4,000,000    Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                            due 4/01/2003...........................         4,056,760        0.3
                                             5,000,000    PNC Funding Corp., 6.125% due
                                                            2/15/2009...............................         4,830,600        0.4
                                             2,000,000    Quest Diagnostics Inc., 6.75% due
                                                            7/12/2006...............................         1,982,000        0.2
                                             5,500,000    Raytheon Company, 6.15% due 11/01/2008....         5,095,640        0.4
                                             5,500,000    Royal Caribbean Cruises Ltd., 6.75% due
                                                            3/15/2008...............................         4,836,755        0.4
                                             5,500,000    Sprint Capital Corporation, 6.90% due
                                                            5/01/2019...............................         4,803,865        0.4
                                             5,000,000    Tandy Corporation, 6.125% due 1/15/2003...         5,045,500        0.4
                                                          US Treasury Bonds:
                                             5,000,000    6.25% due 8/15/2023.......................         5,203,100        0.4
                                            15,000,000    6% due 2/15/2026..........................        15,175,800        1.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                        PERCENT OF
   COUNTRY                                   AMOUNT                FIXED-INCOME SECURITIES                  VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                             US Treasury Notes:
(CONCLUDED)      US$                         5,000,000    6.50% due 2/28/2002.......................    $    5,088,300        0.4%
                                            15,000,000    4.25% due 3/31/2003.......................        15,002,400        1.2
                                            99,000,000    5.50% due 2/15/2008.......................       100,430,550        8.2
                                            65,000,000    4.75% due 11/15/2008......................        62,745,150        5.1
                                             5,500,000    Union Planters Corp., 7.75% due
                                                            3/01/2011...............................         5,680,400        0.5
                                             5,000,000    Williams Holdings of Delaware, Inc., 6.25%
                                                            due 2/01/2006...........................         4,894,100        0.4
                                                          WorldCom, Inc.:
                                             5,500,000    6.40% due 8/15/2005.......................         5,410,680        0.4
                                             2,000,000    7.375% due 1/15/2006......................         2,017,510        0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN THE
                                                          UNITED STATES                                    384,490,455       31.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN FIXED-INCOME
                                                          SECURITIES (COST--$393,558,997)                  390,877,955       31.9
------------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                           27,079,000    General Motors Acceptance Corp., 4.13% due
                                                            7/02/2001...............................        27,072,787        2.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                          (COST--$27,072,787)                               27,072,787        2.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$1,250,174,791)....................     1,218,731,956       99.6
                                                          OTHER ASSETS LESS LIABILITIES.............         4,288,530        0.4
                                                                                                        --------------      -----
                                                          NET ASSETS................................    $1,223,020,486      100.0%
                                                                                                        ==============      =====
------------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                                  PERCENT OF
COUNTRY             INDUSTRIES                   HELD                    COMMON STOCKS                     VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      OIL & GAS                    30,000    Shell Transport & Trading Company
                                                             (ADR)(a)...............................    $  1,510,200        0.4%
----------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE UNITED KINGDOM
                                                           (COST $1,498,050)                               1,510,200        0.4
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       AEROSPACE & DEFENSE          40,000    The B.F. Goodrich Company................       1,519,200        0.5
                                                 12,393    United Technologies Corporation..........         907,911        0.3
                                                                                                        ------------      -----
                                                                                                           2,427,111        0.8
                    --------------------------------------------------------------------------------------------------------------
                    BANKS                       100,000    Bank of America Corporation..............       6,003,000        1.9
                                                 86,000    Dime Bancorp, Inc. ......................       3,203,500        1.0
                                                106,000    Golden State Bancorp Inc. ...............       3,264,800        1.0
                                                 49,000    Golden West Financial Corporation........       3,147,760        1.0
                                                 86,000    GreenPoint Financial Corp. ..............       3,302,400        1.0
                                                146,000    SouthTrust Corporation...................       3,796,000        1.2
                                                196,000    U.S. Bancorp.............................       4,466,840        1.4
                                                107,000    Washington Mutual, Inc. .................       4,017,850        1.3
                                                                                                        ------------      -----
                                                                                                          31,202,150        9.8
                    --------------------------------------------------------------------------------------------------------------
                    BIOTECHNOLOGY                46,000    +IDEC Pharmaceuticals Corporation........       3,082,000        1.0
                    --------------------------------------------------------------------------------------------------------------
                    COMMERCIAL SERVICES &        18,000    +CSG Systems International, Inc. ........       1,018,980        0.3
                    SUPPLIES                    184,000    +Cendant Corporation.....................       3,588,000        1.1
                                                 62,000    First Data Corporation...................       3,983,500        1.3
                                                 55,000    H & R Block, Inc. .......................       3,550,250        1.1
                                                                                                        ------------      -----
                                                                                                          12,140,730        3.8
                    --------------------------------------------------------------------------------------------------------------
                    COMMUNICATIONS               28,000    +Cisco Systems, Inc. ....................         509,040        0.1
                    EQUIPMENT                    48,000    +Comverse Technology, Inc. ..............       2,741,280        0.9
                                                                                                        ------------      -----
                                                                                                           3,250,320        1.0
                    --------------------------------------------------------------------------------------------------------------
                    COMPUTERS & PERIPHERALS     164,000    +Apple Computer, Inc. ...................       3,831,040        1.2
                                                 22,000    International Business Machines
                                                             Corporation............................       2,486,000        0.8
                                                 70,000    +NCR Corporation.........................       3,290,000        1.0
                                                                                                        ------------      -----
                                                                                                           9,607,040        3.0
                    --------------------------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS       86,000    Citigroup Inc. ..........................       4,544,240        1.4
                                                 77,000    Countrywide Credit Industries, Inc. .....       3,532,760        1.1
                                                 71,000    Fannie Mae...............................       6,045,650        1.9
                                                 65,000    Freddie Mac..............................       4,550,000        1.5
                                                                                                        ------------      -----
                                                                                                          18,672,650        5.9
                    --------------------------------------------------------------------------------------------------------------
                    DIVERSIFIED                  15,000    SBC Communications Inc. .................         600,900        0.2
                    TELECOMMUNICATION            18,000    Verizon Communications...................         963,000        0.3
                                                                                                        ------------      -----
                    SERVICES                                                                               1,563,900        0.5
                    --------------------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES          110,000    CMS Energy Corporation...................       3,063,500        0.9
                                                 73,000    +Calpine Corporation.....................       2,759,400        0.9
                                                 58,000    PPL Corporation..........................       3,190,000        1.0
                                                 98,000    Reliant Energy, Inc. ....................       3,156,580        1.0
                                                                                                        ------------      -----
                                                                                                          12,169,480        3.8
                    --------------------------------------------------------------------------------------------------------------
                    ENERGY EQUIPMENT &           19,500    +Nabors Industries, Inc. ................         725,400        0.2
                    SERVICE
                    --------------------------------------------------------------------------------------------------------------
                    FOOD & DRUG RETAILING       138,000    +The Kroger Co. .........................       3,450,000        1.1
                    --------------------------------------------------------------------------------------------------------------
                    FOOD PRODUCTS               245,000    Archer-Daniels-Midland Company...........       3,185,000        1.0
                    --------------------------------------------------------------------------------------------------------------
                    GAS UTILITIES               128,000    Sempra Energy............................       3,499,520        1.1
                    --------------------------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT &      92,000    +Cytyc Corporation.......................       2,116,000        0.7
                    SUPPLIES
                    --------------------------------------------------------------------------------------------------------------
                    HEALTH CARE PROVIDERS &      32,000    CIGNA Corporation........................       3,066,240        1.0
                    SERVICES                     58,000    +Express Scripts, Inc. (Class A).........       3,184,780        1.0
                                                 87,000    HCA--The Healthcare Corporation..........       3,931,530        1.2
                                                226,000    +HEALTHSOUTH Corporation.................       3,609,220        1.1
                                                169,000    +Health Management Associates, Inc.
                                                             (Class A)..............................       3,555,760        1.1
                                                 47,450    +Manor Care, Inc. .......................       1,506,538        0.5

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                                  PERCENT OF
COUNTRY             INDUSTRIES                   HELD                    COMMON STOCKS                     VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       HEALTH CARE PROVIDERS &      95,000    McKesson HBOC, Inc. .....................    $  3,526,400        1.1%
(CONTINUED)         SERVICES (CONCLUDED)        123,000    +Oxford Health Plans, Inc. ..............       3,517,800        1.1
                                                 49,000    +Quest Diagnostics Incorporated .........       3,667,650        1.2
                                                 71,000    +Tenet Healthcare Corporation ...........       3,662,890        1.1
                                                 54,000    +Trigon Healthcare, Inc. ................       3,501,900        1.1
                                                 61,000    UnitedHealth Group Incorporated .........       3,766,750        1.2
                                                 72,000    +Universal Health Services, Inc. (Class
                                                             B).....................................       3,276,000        1.0
                                                 37,000    +Wellpoint Health Networks Inc. .........       3,486,880        1.1
                                                                                                        ------------      -----
                                                                                                          47,260,338       14.8
                    --------------------------------------------------------------------------------------------------------------
                    HOTELS, RESTAURANTS &        29,000    +Brinker International, Inc. ............         749,650        0.2
                    LEISURE                      76,000    +Harrah's Entertainment, Inc. ...........       2,682,800        0.9
                                                 53,000    +International Game Technology ..........       3,325,750        1.1
                                                117,000    Wendy's International, Inc. .............       2,988,180        0.9
                                                                                                        ------------      -----
                                                                                                           9,746,380        3.1
                    --------------------------------------------------------------------------------------------------------------
                    HOUSEHOLD DURABLES           53,000    Fortune Brands, Inc. ....................       2,033,080        0.6
                                                 54,000    Whirlpool Corporation....................       3,375,000        1.1
                                                                                                        ------------      -----
                                                                                                           5,408,080        1.7
                    --------------------------------------------------------------------------------------------------------------
                    IT CONSULTING & SERVICES     65,000    Electronic Data Systems Corporation......       4,062,500        1.3
                    --------------------------------------------------------------------------------------------------------------
                    INDUSTRIAL CONGLOMERATES    227,500    General Electric Company.................      11,090,625        3.5
                    --------------------------------------------------------------------------------------------------------------
                    INSURANCE                    94,000    The Allstate Corporation.................       4,135,060        1.3
                                                 21,000    American International Group, Inc. ......       1,806,000        0.6
                                                 53,000    Loews Corporation........................       3,414,790        1.1
                                                 45,000    MGIC Investment Corporation..............       3,268,800        1.0
                                                                                                        ------------      -----
                                                                                                          12,624,650        4.0
                    --------------------------------------------------------------------------------------------------------------
                    MACHINERY                    28,000    ITT Industries, Inc. ....................       1,239,000        0.4
                    --------------------------------------------------------------------------------------------------------------
                    MEDIA                        53,000    +AOL Time Warner Inc. ...................       2,809,000        0.9
                    --------------------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES              99,000    UtiliCorp United Inc. ...................       3,024,450        0.9
                    --------------------------------------------------------------------------------------------------------------
                    MULTILINE RETAIL             82,000    +Federated Department Stores, Inc. ......       3,485,000        1.1
                                                102,000    The May Department Stores Company........       3,494,520        1.1
                                                 53,000    Nordstrom, Inc. .........................         983,150        0.3
                                                 15,000    Wal-Mart Stores, Inc. ...................         732,000        0.2
                                                                                                        ------------      -----
                                                                                                           8,694,670        2.7
                    --------------------------------------------------------------------------------------------------------------
                    OIL & GAS                    41,000    Amerada Hess Corporation.................       3,312,800        1.0
                                                 71,000    Burlington Resources Inc. ...............       2,836,450        0.9
                                                 17,000    Chevron Corporation......................       1,538,500        0.5
                                                 46,200    Conoco Inc. (Class B)....................       1,335,180        0.4
                                                 60,000    Devon Energy Corporation.................       3,150,000        1.0
                                                 94,011    Exxon Mobil Corporation..................       8,211,861        2.6
                                                 51,000    Kerr-McGee Corporation...................       3,379,770        1.1
                                                 54,000    Noble Affiliates, Inc. ..................       1,908,900        0.6
                                                123,000    Occidental Petroleum Corporation.........       3,270,570        1.0
                                                170,000    Ocean Energy Inc. .......................       2,966,500        0.9
                                                 58,000    Phillips Petroleum Company...............       3,306,000        1.1
                                                 87,000    Sunoco, Inc. ............................       3,186,810        1.0
                                                111,000    USX-Marathon Group.......................       3,275,610        1.0
                                                 60,000    Ultramar Diamond Shamrock Corporation....       2,835,000        0.9
                                                 95,000    Unocal Corporation.......................       3,244,250        1.0
                                                 80,000    Valero Energy Corporation................       2,942,400        0.9
                                                                                                        ------------      -----
                                                                                                          50,700,601       15.9
                    --------------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS              82,000    Johnson & Johnson........................       4,100,000        1.3
                                                 62,000    +King Pharmaceuticals, Inc. .............       3,332,500        1.0
                                                 23,000    Merck & Co., Inc. .......................       1,469,930        0.5
                                                144,000    Pfizer Inc. .............................       5,767,200        1.8
                                                                                                        ------------      -----
                                                                                                          14,669,630        4.6
                    --------------------------------------------------------------------------------------------------------------
                    ROAD & RAIL                  87,000    Norfolk Southern Corporation.............       1,800,900        0.6
                    --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                                SHARES                                                                  PERCENT OF
COUNTRY             INDUSTRIES                   HELD                    COMMON STOCKS                     VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       SEMICONDUCTOR EQUIPMENT      85,000    Intel Corporation........................    $  2,494,750        0.8%
(CONCLUDED)         & PRODUCTS                  141,000    +Silicon Storage Technology, Inc. .......       1,487,550        0.4
                                                                                                        ------------      -----
                                                                                                           3,982,300        1.2
                    --------------------------------------------------------------------------------------------------------------
                    SOFTWARE                     69,000    +Microsoft Corporation...................       4,955,580        1.6
                    --------------------------------------------------------------------------------------------------------------
                    SPECIALTY RETAIL             87,000    +AutoZone, Inc. .........................       3,262,500        1.0
                                                 34,200    Lowe's Companies, Inc. ..................       2,481,210        0.8
                                                102,000    The TJX Companies, Inc. .................       3,250,740        1.0
                                                 70,000    The Talbots, Inc. .......................       3,062,500        1.0
                                                                                                        ------------      -----
                                                                                                          12,056,950        3.8
                    --------------------------------------------------------------------------------------------------------------
                    TEXTILES & APPAREL           83,000    +Jones Apparel Group, Inc. ..............       3,585,600        1.1
                                                 45,000    Liz Claiborne, Inc. .....................       2,270,250        0.7
                                                                                                        ------------      -----
                                                                                                           5,855,850        1.8
                    --------------------------------------------------------------------------------------------------------------
                    TOBACCO                     129,000    Philip Morris Companies Inc. ............       6,546,750        2.0
                                                118,000    UST Inc. ................................       3,405,480        1.1
                                                                                                        ------------      -----
                                                                                                           9,952,230        3.1
----------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL COMMON STOCKS IN THE UNITED STATES
                                                           (COST -- $297,834,750)                        317,025,035       99.6
----------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST -- $299,332,800)...................     318,535,235      100.0
                                                           LIABILITIES IN EXCESS OF OTHER ASSETS....        (158,759)       0.0
                                                                                                        ------------      -----
                                                           NET ASSETS...............................    $318,376,476      100.0%
                                                                                                        ============      =====
----------------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                          ISSUE                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                                                     Fannie Mae:
AGENCY OBLIGATIONS--36.3%        NR*        Aaa       $   999,900    7% due 2/01/2016..............................    $  1,019,207
                                 NR*        Aaa         2,700,000    6% due 6/01/2016..............................       2,660,453
                                 NR*        Aaa         1,000,000    7.125% due 1/15/2030..........................       1,065,930
                                 NR*        Aaa         1,000,000    8% due 9/01/2030..............................       1,033,950
                                 NR*        Aaa         3,000,000    8% due 10/01/2030.............................       3,101,852
                                 NR*        Aaa         5,000,000    7.50% due 12/01/2030..........................       5,104,583
                                 NR*        Aaa         2,937,797    7% due 3/01/2031..............................       2,952,663
                                 NR*        Aaa         1,000,000    7.50% due 5/01/2031...........................       1,020,353
                                 NR*        Aaa         1,000,000    6.50% due TBA(a)..............................       1,002,500
                                 NR*        Aaa        12,300,000    6.50% due TBA(a)..............................      12,103,938
                                 NR*        Aaa         5,500,000    7% due TBA(a).................................       5,524,035
                                                                    Federal Home Loan Banks:
                                 NR*        Aaa           400,000    6.75% due 5/01/2002...........................         409,000
                                 NR*        Aaa         1,500,000    5.125% due 9/15/2003..........................       1,513,365
                                                                     Freddie Mac:
                                 NR*        Aaa         1,500,000    7.375% due 5/15/2003..........................       1,574,295
                                 NR*        Aaa         2,000,000    5.25% due 1/15/2006...........................       1,978,984
                                 NR*        Aaa         3,000,000    5.625% due 3/15/2011..........................       2,877,180
                                                                                                                       ------------
                                                                                                                         44,942,288
-----------------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                                                 US Treasury Bonds:
NOTES--19.3%                     AAA        Aaa           600,000    8.875% due 8/15/2017..........................         787,596
                                 AAA        Aaa         1,050,000    7.25% due 8/15/2022...........................       1,217,674
                                 AAA        Aaa         1,450,000    6.125% due 8/15/2029..........................       1,501,881
                                 AAA        Aaa           885,000    6.25% due 5/15/2030...........................         937,401
                                                                    US Treasury Notes:
                                 AAA        Aaa         1,000,000    6.25% due 7/31/2002...........................       1,024,220
                                 AAA        Aaa         1,400,000    4.75% due 1/31/2003...........................       1,411,816
                                 AAA        Aaa         2,000,000    4.625% due 2/28/2003..........................       2,012,820
                                 AAA        Aaa         2,000,000    7.50% due 2/15/2005...........................       2,176,560
                                 AAA        Aaa         1,750,000    5.75% due 11/15/2005..........................       1,792,367
                                 AAA        Aaa         3,625,000    4.625% due 5/15/2006..........................       3,575,156
                                 AAA        Aaa         2,100,000    6.625% due 5/15/2007..........................       2,255,862
                                 AAA        Aaa         1,400,000    6.50% due 2/15/2010...........................       1,503,684
                                 AAA        Aaa         3,730,000    5% due 2/15/2011..............................       3,618,660
                                                                                                                       ------------
                                                                                                                         23,815,697
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                                                     (COST $69,136,188)--55.6%                           68,757,985
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     US GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY             NR*        Aaa         1,000,000    Fannie Mae, 6.50% due 6/01/2031...............         984,637
MORTGAGE-BACKED
OBLIGATIONS**--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                     OBLIGATIONS (COST $992,891)                            984,637
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED & COMMERCIAL        AAA        Aaa         3,000,000    Banc of America Commercial Mortgage Inc.,
MORTGAGE-BACKED                                                        7.197% due 5/15/2010........................       3,102,044
SECURITIES**--4.1%               AAA        Aaa         1,000,000    Countrywide Asset-Backed Certificates,
                                                                       2001-AF3, 6.102% due 8/25/2026..............       1,009,897
                                 NR*        Aaa         1,000,000    First Union-Chase Commercial Mortgage, 1999-C2
                                                                       A2, 6.645% due 4/15/2009....................       1,006,884
                                                                                                                       ------------
                                                                                                                          5,118,825
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--5.5%                    A          A1          1,000,000    The Bank of New York Company, Inc., 7.625% due
                                                                       7/15/2002...................................       1,032,030
                                 A          A2          1,500,000    First National Bank of Boston, 7.375% due
                                                                       9/15/2006...................................       1,587,615
                                 A          A1          1,000,000    Firstar Bank NA, 7.125% due 12/01/2009........       1,030,190

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING     RATING       AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
BANKING                          A          A2        $ 1,000,000    Mellon Financial Co., 6.875% due 3/01/2003....    $  1,028,580
(CONCLUDED)                      BBB+       A3          1,000,000    Washington Mutual Inc., 7.50% due 8/15/2006...       1,054,100
                                 A+         Aa2         1,000,000    Wells Fargo & Co., 7.25% due 8/24/2005........       1,055,320
                                                                                                                       ------------
                                                                                                                          6,787,835
-----------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES--0.6%        A          A3            400,000    Nortel Networks Limited, 6.125% due
                                                                       2/15/2006...................................         342,528
                                 BBB+       Baa2          350,000    Potash Corporation Saskatchewan, 7.75% due
                                                                       5/31/2011...................................         358,712
                                                                                                                       ------------
                                                                                                                            701,240
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--2.6%                                                        Ford Motor Credit Company:
                                 A          A2            600,000      7.50% due 6/15/2003.........................         624,486
                                 A          A2            900,000      6.875% due 2/01/2006........................         917,442
                                 A          A2            100,000      7.20% due 6/15/2007.........................         102,206
                                 A          A2            200,000      7.375% due 2/01/2011........................         202,626
                                                                     General Motors Acceptance Corporation:
                                 A          A2            400,000      6.85% due 6/17/2004.........................         412,124
                                 A          A2            500,000      7.75% due 1/19/2010.........................         525,930
                                 A+         A1             85,000    Texaco Capital Inc., 8.625% due 6/30/2010.....          98,219
                                 A+         A1            400,000    Verizon Global Funding Corporation, 6.75% due
                                                                       12/01/2005..................................         410,482
                                                                                                                       ------------
                                                                                                                          3,293,515
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--                        AA-        Aa3         1,000,000    Associates Corporation of North America, 7.40%
CONSUMER--4.3%                                                         due 5/15/2006...............................       1,061,560
                                 A+         A2          1,000,000    CIT Group Holdings Inc., 7.50% due
                                                                       11/14/2003..................................       1,043,260
                                 A          A3            500,000    Countrywide Home Loan, 5.25% due 6/15/2004....         495,505
                                 A-         A3          1,000,000    Heller Financial Inc., 7.375% due
                                                                       11/01/2009..................................       1,033,579
                                                                     Household Finance Corp.:
                                 A          A2            625,000      7.625% due 1/15/2003........................         649,581
                                 A          A2          1,000,000      7.875% due 3/01/2007........................       1,071,240
                                                                                                                       ------------
                                                                                                                          5,354,725
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--5.1%             A          A2            300,000    Bear Stearns Companies, Inc., 7.625% due
                                                                       2/01/2005...................................         315,027
                                 CCC+       Caa1        2,000,000    Comdisco Inc., 6% due 1/30/2002...............       1,510,000
                                 BBB+       Baa1          500,000    EOP Operating LP, 7.75% due 11/15/2007........         524,480
                                                                     Goldman Sachs Group, Inc.:
                                 A+         A1            300,000      7.625% due 8/17/2005........................         317,577
                                 A+         A1            100,000      6.875% due 1/15/2011........................          99,667
                                 A          A2            500,000    Hartford Life Inc., 7.375% due 3/01/2031......         503,360
                                                                     Lehman Brothers Holdings, Inc.:
                                 A          A2            300,000      6.625% due 4/01/2004........................         308,994
                                 A          A2            200,000      7% due 2/01/2008............................         203,422
                                 A          A2            400,000      7.875% due 8/15/2010........................         423,416
                                 AA-        Aa3           400,000    Morgan Stanley, Dean Witter, Discover & Co.,
                                                                       7.125% due 1/15/2003........................         413,092
                                 AA-        Aa3           200,000    Morgan Stanley Group, 6.875% due 3/01/2007....         205,428
                                 BBB        Baa2          500,000    NiSource Finance Corp., 7.50% due
                                                                       11/15/2003..................................         518,670
                                 BBB+       Baa1          500,000    Prologis Trust, 7% due 10/01/2003.............         513,040
                                 A          Aa3           400,000    Salomon Smith Barney Holdings, Inc., 7.20% due
                                                                       2/01/2004...................................         416,240
                                                                                                                       ------------
                                                                                                                          6,272,413
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER--1.4%       A+         A1          1,000,000    Anheuser-Busch Companies Inc., 7.50% due
                                                                       3/15/2012...................................       1,090,310
                                 A+         A1            500,000    Hershey Foods Co., 8.80% due 2/15/2021........         585,295
                                                                                                                       ------------
                                                                                                                          1,675,605
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.7%                                             Anadarko Finance Company(b):
                                 BBB+       Baa1          195,000      6.75% due 5/01/2011.........................         194,471
                                 BBB+       Baa1           95,000      7.50% due 5/01/2031.........................          96,343
                                 A-         A3             95,000    Apache Corporation, 7.625% due 7/01/2019......          99,152
                                 BBB        Baa2          210,000    The Coastal Corporation, 6.50% due
                                                                       6/01/2008...................................         200,850
                                 A-         A3            200,000    Conoco Inc., 5.90% due 4/15/2004..............         201,494
                                 BBB        Baa2           95,000    Duke Energy Field Services, 8.125% due
                                                                       8/16/2030...................................          99,444

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING     RATING       AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY               BBB        Baa2      $   195,000    El Paso Energy Corporation, 8.05% due
(CONCLUDED)                                                            10/15/2030..................................    $    195,006
                                 BBB+       Baa1          200,000    Enron Corp., 6.40% due 7/15/2006..............         199,286
                                 BBB        Baa2          275,000    Phillips Petroleum, 8.50% due 5/25/2005.......         298,059
                                 A-         Baa3          100,000    R & B Falcon Corporation, 6.50% due
                                                                       4/15/2003...................................         101,922
                                 BBB        Baa2           95,000    Sonat Inc., 7.625% due 7/15/2011..............          95,167
                                 BBB        Baa2           90,000    Tosco Corp., 8.125% due 2/15/2030.............          97,699
                                 BBB-       Baa2          200,000    Williams Companies, Inc., 7.625% due
                                                                       7/15/2019...................................         192,566
                                                                                                                       ------------
                                                                                                                          2,071,459
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     BBB        Baa2          150,000    Delphi Auto Systems Corporation, 6.55% due
MANUFACTURING--0.6%                                                    6/15/2006...................................         149,727
                                 A          A2            600,000    Ford Motor Company, 7.45% due 7/16/2031.......         576,558
                                                                                                                       ------------
                                                                                                                            726,285
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--0.8%          A+         A1          1,000,000    First Data Corporation, 6.75% due 7/15/2005...       1,023,060
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--2.7%       BBB+       Baa1          500,000    AOL Time Warner Inc., 7.625% due 4/15/2031....         499,875
                                 A          A2          2,000,000    Computer Sciences Corp., 6.25% due
                                                                       3/15/2009...................................       1,850,160
                                 BBB-       Baa3          500,000    Kroger Company, 7.50% due 4/01/2031...........         487,475
                                 A-         A3            500,000    Viacom Inc., 7.875% due 7/30/2030.............         523,970
                                                                                                                       ------------
                                                                                                                          3,361,480
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.2%              A-         A3            200,000    Daimler-Chrysler NA Holdings, 6.40% due
                                                                       5/15/2006...................................         198,410
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.8%         A          A3          1,000,000    Southwest Air, 7.375% due 3/01/2027...........         995,210
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      A          A2            500,000    AT&T Corp., 6% due 3/15/2009..................         464,985
COMMUNICATIONS--3.0%             AA-        Aa3           400,000    Ameritech Capital Funding, 6.45% due
                                                                       1/15/2018...................................         372,432
                                 AA-        Aa3           200,000    BellSouth Capital Funding, 7.75% due
                                                                       2/15/2010...................................         215,812
                                 A+         A2            200,000    GTE Corporation, 6.84% due 4/15/2018..........         190,818
                                 BBB+       Baa1          700,000    Qwest Capital Funding, 7.90% due 8/15/2010....         723,171
                                 AA-        Aa3           200,000    SBC Communications Inc., 6.25% due
                                                                       3/15/2011...................................         194,342
                                                                     Sprint Capital Corporation:
                                 BBB+       Baa1          400,000      5.70% due 11/15/2003........................         399,080
                                 BBB+       Baa1          100,000      7.125% due 1/30/2006........................         100,687
                                                                     WorldCom, Inc.:
                                 BBB+       A3            400,000      8% due 5/15/2006............................         416,136
                                 BBB+       A3            100,000      7.50% due 5/15/2011.........................          97,332
                                 BBB+       A3            500,000      8.25% due 5/15/2031.........................         488,530
                                                                                                                       ------------
                                                                                                                          3,663,325
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.6%        BBB+       Baa1           95,000    Dominion Resources Inc., 7.625% due
                                                                       7/15/2005...................................          99,260
                                 A          A1          1,000,000    Mississippi Power, Series B, 6.05% due
                                                                       5/01/2003...................................       1,012,670
                                 A          A1          2,000,000    South Carolina Electric & Gas, 7.50% due
                                                                       6/15/2005...................................       2,111,560
                                                                                                                       ------------
                                                                                                                          3,223,490
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS--0.1%             BBB+       A2             95,000    Consolidated Natural Gas Company, 6.625% due
                                                                       12/01/2008..................................          93,717
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES--2.0%          A-         Baa1          300,000    British Telecom PLC, 8.125% due 12/15/2010....         316,500
                                 A-         A3            100,000    Deutsche Telekom International Finance, 7.75%
                                                                       due 6/15/2005...............................         104,476
                                 A-         A3            100,000    France Telecom, 8.50% due 3/01/2031(b)........         104,859
                                 A+         Aa3         1,000,000    Midland Bank PLC, 7.65% due 5/01/2025.........       1,052,060
                                 A          A2            200,000    Norsk Hydro A/S, 6.36% due 1/15/2009..........         195,756
                                 BB+        Baa3          305,000    Pemex Project Funding Master Trust, 9.125% due
                                                                       10/13/2010(b)...............................         322,919
                                 A+         A2            200,000    Telefonica Europe BV, 7.35% due 9/15/2005.....         207,646
                                 A          A2            200,000    Vodafone Group PLC, 7.75% due 2/15/2010.......         209,832
                                                                                                                       ------------
                                                                                                                          2,514,048
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATING     RATING       AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS--0.9%          BB+        Baa3      $ 1,000,000    United Mexican States, 9.875% due 2/01/2010...    $  1,094,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST $48,219,354)--39.0%                           48,168,642
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--18.6%                              4,000,000    AIG Funding, 3.88% due 7/12/2001..............       3,994,396
                                                        5,000,000    Caterpillar Financial Services Corp., 3.87%
                                                                       due 7/11/2001...............................       4,993,550
                                                        5,000,000    Gannett Company, 3.85% due 7/09/2001..........       4,994,653
                                                        4,960,000    General Motors Acceptance Corp., 4.13% due
                                                                       7/02/2001...................................       4,958,293
                                                        4,000,000    Transamerica Finance Corporation, 3.92% due
                                                                       7/09/2001...................................       3,995,644
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST $22,936,536)--18.6%                           22,936,536
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS--
                                                                     (COST $141,284,969)--114.0%                        140,847,800
                                                                     LIABILITIES IN EXCESS OF OTHER ASSETS--(14.0)%     (17,243,287)
                                                                                                                       ------------
                                                                     NET ASSETS--100.0%                                $123,604,513
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Subject to principal paydowns.

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

(a) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
BANKS                        150,000    Northern Trust Corporation..................................    $  9,375,000        2.0%
                             320,000    Wells Fargo Company.........................................      14,857,600        3.2
                                                                                                        ------------      -----
                                                                                                          24,232,600        5.2
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    125,000    Anheuser-Busch Companies, Inc. .............................       5,150,000        1.1
                             110,000    The Coca-Cola Company.......................................       4,950,000        1.1
                             359,900    PepsiCo, Inc. ..............................................      15,907,580        3.4
                                                                                                        ------------      -----
                                                                                                          26,007,580        5.6
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                165,000    +Amgen Inc. ................................................      10,068,300        2.2
                             110,000    +IDEC Pharmaceuticals Corporation...........................       7,370,000        1.6
                             300,000    +Immunex Corporation........................................       5,184,000        1.1
                                                                                                        ------------      -----
                                                                                                          22,622,300        4.9
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &         90,000    +Concord EFS, Inc. .........................................       4,734,900        1.0
SUPPLIES
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             1,167,000    Lucent Technologies Inc. ...................................       7,235,400        1.5
EQUIPMENT
                             630,000    Nokia Oyj 'A' (ADR)*........................................      13,885,200        3.0
                              76,900    +QUALCOMM Incorporated......................................       4,450,972        1.0
                                                                                                        ------------      -----
                                                                                                          25,571,572        5.5
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        50,000    The Goldman Sachs Group, Inc. ..............................       4,290,000        0.9
                              70,000    Morgan Stanley Dean Witter & Co.............................       4,496,100        1.0
                             200,000    State Street Corporation....................................       9,898,000        2.2
                             138,900    T. Rowe Price Group Inc. ...................................       5,267,088        1.1
                                                                                                        ------------      -----
                                                                                                          23,951,188        5.2
----------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &           270,000    Baker Hughes Incorporated...................................       9,045,000        2.0
SERVICE
                             110,000    +Noble Drilling Corporation.................................       3,602,500        0.8
                             200,000    +Rowan Companies, Inc. .....................................       4,420,000        0.9
                             235,000    +Weatherford International, Inc. ...........................      11,280,000        2.4
                                                                                                        ------------      -----
                                                                                                          28,347,500        6.1
----------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING        300,000    CVS Corporation.............................................      11,580,000        2.4
                             100,000    Koninklijke Ahold NV........................................       3,132,420        0.7
                             266,200    Walgreen Co. ...............................................       9,090,730        2.0
                                                                                                        ------------      -----
                                                                                                          23,803,150        5.1
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &        120,000    McDonald's Corporation......................................       3,247,200        0.7
LEISURE
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            80,000    Colgate-Palmolive Company...................................       4,719,200        1.0
----------------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &               75,000    Electronic Data Systems Corporation.........................       4,687,500        1.0
SERVICES
                             500,000    +Infonet Services Corporation (Class B).....................       4,250,000        0.9
                                                                                                        ------------      -----
                                                                                                           8,937,500        1.9
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                   420,000    General Electric Company....................................      20,475,000        4.4
CONGLOMERATES
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                    170,000    AFLAC Incorporated..........................................       5,353,300        1.2
                             114,500    American International Group, Inc. .........................       9,847,000        2.1
                              95,000    Everest Re Group, Ltd. .....................................       7,106,000        1.5
                             310,000    Lincoln National Corporation................................      16,042,500        3.5
                              10,000    +Markel Corporation.........................................       1,965,000        0.4
                              50,000    Marsh & McLennan Companies, Inc. ...........................       5,050,000        1.1
                                                                                                        ------------      -----
                                                                                                          45,363,800        9.8
----------------------------------------------------------------------------------------------------------------------------------
MEDIA                        452,500    +AOL Time Warner Inc. ......................................      23,982,500        5.2
                             200,200    +Clear Channel Communications, Inc. ........................      12,552,540        2.7
                             173,600    +Hispanic Broadcasting Corporation..........................       4,980,584        1.1
                             143,100    The Interpublic Group of Companies, Inc. ...................       4,199,985        0.9
                              80,040    +Viacom, Inc. (Class B).....................................       4,142,070        0.9
                             415,500    The Walt Disney Company.....................................      12,003,795        2.6
                                                                                                        ------------      -----
                                                                                                          61,861,474       13.4
----------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES              261,000    Enron Corp. ................................................      12,789,000        2.8
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL             150,000    +Kohl's Corporation.........................................       9,409,500        2.0
                             482,000    Wal-Mart Stores, Inc. ......................................      23,521,600        5.1
                                                                                                        ------------      -----
                                                                                                          32,931,100        7.1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS            120,000    The Estee Lauder Companies Inc. (Class A)...................    $  5,172,000        1.1%
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               62,000    Allergan Inc. ..............................................       5,301,000        1.1
                              75,000    +Forest Laboratories, Inc. .................................       5,325,000        1.2
                              95,000    +King Pharmaceuticals, Inc. ................................       5,106,250        1.1
                             109,000    Mylan Laboratories, Inc.....................................       3,066,170        0.7
                              92,000    +Watson Pharmaceuticals, Inc. ..............................       5,670,880        1.2
                                                                                                        ------------      -----
                                                                                                          24,469,300        5.3
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     240,000    +Rational Software Corporation..............................       6,741,600        1.5
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             300,000    +Bed Bath & Beyond Inc......................................       9,072,000        2.0
                             289,400    The Home Depot, Inc. .......................................      13,471,570        2.9
                             240,000    Lowe's Companies, Inc. .....................................      17,412,000        3.7
                                                                                                        ------------      -----
                                                                                                          39,955,570        8.6
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS                     300,000    Vodafone Group PLC (ADR)*...................................       6,705,000        1.4
TELECOMMUNICATION
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCKS (COST--$476,771,580)                                452,638,534       97.6
----------------------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**        $8,277,000    General Motors Acceptance Corp., 4.13% due 7/02/2001........       8,274,151        1.8
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES (COST--$8,274,151)                     8,274,151        1.8
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS (COST--$485,045,731)......................     460,912,685       99.4
                                        OTHER ASSETS LESS LIABILITIES...............................       2,595,355        0.6
                                                                                                        ------------      -----
                                        NET ASSETS..................................................    $463,508,040      100.0%
                                                                                                        ============      =====
----------------------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          BANKS                         8,000    +National Australia Bank Limited (7.875%,
                                                            Convertible Preferred)......................   $    249,200       0.1%
                   ------------------------------------------------------------------------------------------------------------
                   MINING
                                               250,000    +Pasminco Limited.............................         38,743       0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA                             287,943       0.1
------------------------------------------------------------------------------------------------------------------------------------
BERMUDA            INSURANCE                    15,600    ACE Limited...................................        609,804       0.4
                                                 2,500    XL Capital Ltd. (Class A).....................        205,250       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BERMUDA                               815,054       0.5
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL             AEROSPACE & DEFENSE          15,800    Embraer-Empresa Brasileira de Aeronautica SA
                                                            (ADR)(a)....................................        616,990       0.4
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                15,800    Uniao de Bancos Brasileiros SA (Unibanco)
                                                            (GDR)(b)....................................        402,110       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL--INTEGRATED
                                                22,100    Petroleo Brasileiro SA--Petrobras.............        575,586       0.3
                                                 8,000    Petroleo Brasileiro SA--Petrobras (ADR)(a)....        208,000       0.1
                                                                                                           ------------     -----
                                                                                                                783,586       0.4
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                34,900    Embratel Participacoes SA (ADR)(a)............        261,052       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL                              2,063,738       1.2
------------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS               10,529    Nortel Networks Corporation...................         95,709       0.1
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTER TECHNOLOGY
                                                 2,600    +Celestica Inc. ..............................        133,900       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC COMPONENTS
                                                 6,700    +C-MAC Industries Inc. .......................        177,478       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                10,000    +ATS Automation Tooling Systems, Inc. ........        145,954       0.1
                   ------------------------------------------------------------------------------------------------------------
                   METALS
                                                13,000    Alcan Aluminium Ltd. .........................        546,260       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                43,200    Domtar, Inc. .................................        398,809       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA                              1,498,110       0.9
------------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS     FINANCE                  50,000,000    +TB Finance (Cayman) Ltd. (2.75%, Convertible
                                                            Preferred)..................................        318,714       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE CAYMAN ISLANDS                    318,714       0.2
------------------------------------------------------------------------------------------------------------------------------------
CHINA              OIL--INTEGRATED              33,600    PetroChina Company Limited (ADR)(a)...........        685,440       0.4
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                47,000    +China Mobile (Hong Kong) Limited.............        247,657       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CHINA                                 933,097       0.5
------------------------------------------------------------------------------------------------------------------------------------
DENMARK            INDUSTRIAL SERVICES           2,686    +ISS A/S......................................        157,299       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                               157,299       0.1
------------------------------------------------------------------------------------------------------------------------------------
FINLAND            COMMUNICATIONS                9,211    Nokia Oyj (Series A)..........................        208,753       0.1
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC HOLDING
                   COMPANY
                                                 1,490    Amer Group Ltd. ..............................         34,059       0.0
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                14,010    Metsa-Serla Oyj 'B'...........................         81,247       0.0
                                                11,717    Stora Enso Oyj 'R'............................        126,971       0.1
                                                 6,741    UPM-Kymmene Oyj...............................        190,554       0.1
                                                                                                           ------------     -----
                                                                                                                398,772       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND                               641,584       0.3
------------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                   1,274    +PSA Peugeot Citroen..........................        345,897       0.2
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                 4,103    BNP Paribas SA................................        357,086       0.2
                                                 1,437    Societe Generale 'A'..........................         85,099       0.0
                                                                                                           ------------     -----
                                                                                                                442,185       0.2
                   ------------------------------------------------------------------------------------------------------------
                   BUILDING PRODUCTS
                                                 1,412    Compagnie de Saint Gobain.....................        191,862       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                 1,808    Lafarge SA (Ordinary).........................        154,596       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                 2,412    Vivendi Universal SA..........................        140,592       0.1
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                10,595    Usinor SA.....................................        111,135       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTI--INDUSTRY
                                                 3,021    Eurazeo.......................................        175,194       0.1
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FRANCE             MULTI--UTILITIES              5,602    Suez SA.......................................   $    180,221       0.1%
                   ------------------------------------------------------------------------------------------------------------
(CONCLUDED)        OIL--INTEGRATED               2,747    TotalFinaElf SA 'B'...........................        384,656       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 6,815    Aventis SA....................................        544,071       0.3
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS &
                   EQUIPMENT
                                                 1,321    Alcatel.......................................         27,623       0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE                              2,698,032       1.5
------------------------------------------------------------------------------------------------------------------------------------
GERMANY            BANKING                       5,050    Bayerische Hypo-und Vereinsbank AG............        246,687       0.1
                   ------------------------------------------------------------------------------------------------------------
                   BANKING & FINANCIAL
                                                 1,823    Deutsche Bank AG (Registered Shares)..........        130,259       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 7,156    Bayer AG......................................        278,680       0.2
                                                 1,645    Henkel KGaA...................................         88,448       0.1
                                                 2,850    Henkel KGaA (Preferred).......................        165,277       0.1
                                                                                                           ------------     -----
                                                                                                                532,405       0.4
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                 7,864    Deutsche Telekom AG (Registered Shares).......        177,493       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY &
                                                 4,568    Kloeckner-Werke AG............................         78,119       0.0
                   EQUIPMENT
                                                 5,987    Thyssen Krupp AG..............................         78,563       0.0
                                                                                                           ------------     -----
                                                                                                                156,682       0.0
                   ------------------------------------------------------------------------------------------------------------
                   MULTI--UTILITIES
                                                 7,708    E.On AG.......................................        400,671       0.2
                                                 4,097    RWE AG........................................        162,327       0.1
                                                                                                           ------------     -----
                                                                                                                562,998       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY                             1,806,524       1.0
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG          BANKS                        49,600    Hang Seng Bank Limited........................        508,724       0.3
                                                46,900    Standard Chartered PLC........................        600,897       0.3
                                                                                                           ------------     -----
                                                                                                              1,109,621       0.6
                   ------------------------------------------------------------------------------------------------------------
                   MULTI--INDUSTRY
                                                51,260    Hutchison Whampoa Limited.....................        517,535       0.3
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                49,000    Cheung Kong (Holdings) Ltd. ..................        533,981       0.3
                                                63,000    Sun Hung Kai Properties Ltd. .................        567,411       0.3
                                                                                                           ------------     -----
                                                                                                              1,101,392       0.6
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG                           2,728,548       1.5
------------------------------------------------------------------------------------------------------------------------------------
IRELAND            BANKS                        33,789    Bank of Ireland...............................        334,691       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES
                                                 8,468    Irish Life & Permanent PLC....................         98,932       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND                               433,623       0.3
------------------------------------------------------------------------------------------------------------------------------------
ISRAEL             SOFTWARE--COMPUTER            3,600    +Check Point Software Technologies Ltd. ......        182,052       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                                182,052       0.1
------------------------------------------------------------------------------------------------------------------------------------
ITALY              BANKS                       113,239    Intesa BCI SpA................................        399,770       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                36,886    Telecom Italia SpA (Registered Shares)........        176,124       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 8,332    Assicurazioni Generali........................        250,412       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                46,378    ENI SpA.......................................        565,396       0.3
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 9,864    Telecom Italia Mobile (TIM) SpA...............         50,272       0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                               1,441,974       0.7
------------------------------------------------------------------------------------------------------------------------------------
JAPAN              CHEMICALS                    26,000    Shin-Etsu Chemical Co., Ltd. .................        954,779       0.5
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS
                                                46,000    NEC Corporation...............................        621,472       0.4
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONICS
                                                    30    Keyence Corporation...........................          5,953       0.0
                                                12,000    Murata Manufacturing Co., Ltd. ...............        797,627       0.5
                                                 5,000    Rohm Company Ltd. ............................        776,940       0.4
                                                                                                           ------------     -----
                                                                                                              1,580,520       0.9
                   ------------------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES
                                                33,000    The Nomura Securities Co., Ltd. ..............        632,377       0.4
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
JAPAN              INSURANCE                   100,000    Mitsui Marine and Fire Insurance Company,
(CONCLUDED)                                                 Ltd. .......................................   $    511,546       0.3%
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                    47    NTT DoCoMo, Inc. .............................        817,752       0.5
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORT SERVICES
                                                   139    East Japan Railway Company....................        802,437       0.5
                   ------------------------------------------------------------------------------------------------------------
                   UTILITIES--ELECTRIC &
                   GAS
                                                36,000    Tokyo Electric Power..........................        932,328       0.5
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN                               6,853,211       4.0
------------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES & TOBACCO           6,500    Fomento Economico Mexicano, SA de CV
                                                            (ADR)(a)....................................        278,265       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                17,900    +Grupo Televisa SA (ADR)(a)...................        716,179       0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO                                994,444       0.6
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        BROADCASTING &                4,031    Wolters Kluwer NV 'A'.........................        108,351       0.1
                   PUBLISHING
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 9,530    Akzo Nobel NV.................................        403,405       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                14,903    Buhrmann NV...................................        140,552       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DISTRIBUTORS
                                                 3,624    Hagemeyer NV..................................         69,799       0.0
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 5,550    +ING Groep NV.................................        362,734       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                 8,394    KPN NV........................................         47,613       0.0
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONICS
                                                 5,056    Koninklijke (Royal) Philips Electronics NV....        134,020       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HUMAN RESOURCES
                                                 6,347    Vedior NV 'A'.................................         57,495       0.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 6,694    Royal Dutch Petroleum Company.................        385,252       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS                     1,709,221       0.9
------------------------------------------------------------------------------------------------------------------------------------
PORTUGAL           UTILITIES--ELECTRIC          46,033    Electricidade de Portugal, SA (EDP)...........        109,900       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL                              109,900       0.1
------------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          BANKING & FINANCIAL          59,586    DBS Group Holdings Limited....................        438,229       0.3
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION & HOUSING
                                               153,000    City Developments Limited.....................        592,014       0.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC COMPONENTS
                                                15,850    +Flextronics International Ltd. ..............        413,843       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE                           1,444,086       0.8
------------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER PRODUCTS               23,600    Sappi Limited (ADR)(a)........................        211,220       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA                          211,220       0.1
------------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        DIVERSIFIED                  51,600    Korea Telecom Corporation (ADR)(a)............      1,134,168       0.7
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONICS
                                                 2,500    Samsung Electronics...........................        369,089       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES
                                                46,700    Kookmin Bank..................................        626,617       0.4
                   ------------------------------------------------------------------------------------------------------------
                   INTERNET CONTENT
                                                 5,000    +Daum Communications Corporation..............        135,717       0.1
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS
                                                22,000    +Hynix Semiconductor Inc. (GDR)(b)............        236,500       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                 1,800    SK Telecom Co., Ltd. .........................        265,052       0.2
                                                 9,400    SK Telecom Co., Ltd. (ADR)(a)(e)..............        158,860       0.1
                                                                                                           ------------     -----
                                                                                                                423,912       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA                         2,926,003       1.8
------------------------------------------------------------------------------------------------------------------------------------
SPAIN              OIL & GAS                    12,968    Repsol-YPF, SA................................        214,085       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                15,579    +Telefonica SA................................        192,034       0.1
                   ------------------------------------------------------------------------------------------------------------
                   UTILITIES--ELECTRIC
                                                17,706    Endesa SA.....................................        282,410       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                                 688,529       0.4
------------------------------------------------------------------------------------------------------------------------------------
SWEDEN             BANKS                        24,471    Skandinaviska Enskilda Banken (SEB) 'A'.......        232,674       0.1
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SWEDEN             HOUSEHOLD DURABLES           15,868    Electrolux AB 'B'.............................   $    219,389       0.1%
(CONCLUDED)        ------------------------------------------------------------------------------------------------------------
                   INVESTMENT MANAGEMENT
                                                15,580    Custos AB.....................................        357,819       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MARKETING
                                                 9,550    Observer AB 'A'...............................         59,219       0.0
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                37,800    Fastighets AB Tornet..........................        505,255       0.3
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                23,532    Telefonaktiebolaget LM Ericsson AB 'B'........        128,627       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN                              1,502,983       0.8
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        INSURANCE                       477    Zurich Financial Services AG..................        162,671       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                11,885    Novartis AG (Registered Shares)...............        430,108       0.2
                                                 4,158    Roche Holding AG..............................        299,561       0.2
                                                                                                           ------------     -----
                                                                                                                729,669       0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND                           892,340       0.5
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     AEROSPACE & DEFENSE          24,378    British Aerospace PLC.........................        116,741       0.1
                                                39,833    Rolls-Royce PLC...............................        131,370       0.1
                                                                                                           ------------     -----
                                                                                                                248,111       0.2
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                11,575    Abbey National PLC............................        202,675       0.1
                                                15,226    Barclays PLC..................................        466,822       0.3
                                                25,458    HSBC Holdings PLC.............................        301,650       0.2
                                                18,152    Lloyds TSB Group PLC..........................        181,639       0.1
                                                                                                           ------------     -----
                                                                                                              1,152,786       0.7
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                15,258    Allied Domecq PLC.............................         95,116       0.1
                                                13,626    Bass PLC......................................        142,386       0.1
                                                                                                           ------------     -----
                                                                                                                237,502       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                23,983    Hanson PLC....................................        176,575       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                30,863    British Telecommunications PLC................        194,024       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                32,272    Boots Company PLC.............................        272,778       0.2
                                                55,247    J Sainsbury PLC...............................        344,403       0.2
                                                16,989    Safeway PLC...................................         96,230       0.1
                                                                                                           ------------     -----
                                                                                                                713,411       0.5
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                25,895    Cadbury Schweppes PLC.........................        174,628       0.1
                                                81,513    Unilever PLC..................................        686,693       0.4
                                                                                                           ------------     -----
                                                                                                                861,321       0.5
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                20,126    CGNU PLC......................................        278,240       0.2
                                                17,659    Prudential Corporation PLC....................        213,835       0.1
                                                 9,766    Royal & Sun Alliance Insurance Group PLC......         73,482       0.0
                                                                                                           ------------     -----
                                                                                                                565,557       0.3
                   ------------------------------------------------------------------------------------------------------------
                   MANUFACTURING
                                               113,408    Invensys PLC..................................        215,321       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                18,142    Kingfisher PLC................................         98,169       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL--INTEGRATED
                                                23,300    Shell Transport & Trading Company (ADR)(a)....      1,172,922       0.7
                   ------------------------------------------------------------------------------------------------------------
                   SECURITY
                                                49,927    Chubb PLC.....................................        116,736       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                               271,736    Vodafone Group PLC............................        601,917       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED KINGDOM                  6,354,352       3.9
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE           4,350    General Dynamics Corporation..................        338,473       0.2
                                                10,300    Honeywell International Inc. .................        360,397       0.2
                                                                                                           ------------     -----
                                                                                                                698,870       0.4
                   ------------------------------------------------------------------------------------------------------------
                   ALUMINUM
                                                 8,000    Alcoa Inc. ...................................        315,200       0.2
                   ------------------------------------------------------------------------------------------------------------
                   AUTO & TRUCK
                                                11,200    +General Motors Corporation (Class H).........        226,800       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOTIVE PRODUCTS
                                                23,500    Delphi Automotive Systems Corporation.........        374,355       0.2
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      BANKS                         7,200    Golden State Bancorp Inc. ....................   $    221,760       0.1%
(CONTINUED)
                                                17,050    J.P. Morgan Chase & Co. ......................        760,430       0.4
                                                                                                           ------------     -----
                                                                                                                982,190       0.5
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                18,200    The Coca-Cola Company.........................        819,000       0.5
                   ------------------------------------------------------------------------------------------------------------
                   BUILDING PRODUCTS
                                                14,940    +American Tower Corporation (Class A).........        308,810       0.2
                                                 2,200    Valero Energy Corporation.....................         80,916       0.0
                                                                                                           ------------     -----
                                                                                                                389,726       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 7,250    E.I. du Pont de Nemours and Company...........        349,740       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                 8,500    +Amdocs Limited...............................        457,725       0.3
                                                 5,300    +TeleTech Holdings, Inc. .....................         47,594       0.0
                                                                                                           ------------     -----
                                                                                                                505,319       0.3
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATION
                   EQUIPMENT
                                                35,000    +3Com Corporation.............................        171,500       0.1
                                                40,000    +ADC Telecommunications, Inc. ................        264,400       0.2
                                                11,500    Corning Incorporated..........................        192,165       0.1
                                                44,700    Lucent Technologies Inc. .....................        277,140       0.2
                                                17,200    Motorola, Inc. ...............................        284,832       0.2
                                                10,500    +Tellabs, Inc. ...............................        199,605       0.1
                                                                                                           ------------     -----
                                                                                                              1,389,642       0.9
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                                                25,800    Broadband HOLDRs Trust (d)....................        545,928       0.3
                                                27,700    SBC Communications Inc. ......................      1,109,662       0.6
                                                                                                           ------------     -----
                                                                                                              1,655,590       0.9
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTER SERVICES
                                                 9,195    International Business Machines Corporation...      1,039,035       0.6
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTER SOFTWARE
                                                 4,500    +BEA Systems, Inc.............................        141,750       0.1
                                                25,000    +Oracle Corporation...........................        479,250       0.3
                                                                                                           ------------     -----
                                                                                                                621,000       0.4
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTER TECHNOLOGY
                                                14,550    +Solectron Corporation........................        266,265       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS
                                                17,200    Compaq Computer Corporation...................        266,428       0.2
                                                12,370    +EMC Corporation..............................        359,348       0.2
                                                   197    +McDATA Corporation (Class A).................          3,595       0.0
                                                22,450    +Sun Microsystems, Inc. ......................        355,383       0.2
                                                                                                           ------------     -----
                                                                                                                984,754       0.6
                   ------------------------------------------------------------------------------------------------------------
                   CONSUMER--PRODUCTS &
                   SERVICES
                                                 9,900    +Cendant Corporation..........................        193,050       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS &
                                                62,200    Crown Cork & Seal Company, Inc. ..............        233,250       0.1
                   PACKAGING
                                                 9,600    +Sealed Air Corporation.......................        357,600       0.2
                                                                                                           ------------     -----
                                                                                                                590,850       0.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC COMPONENTS
                                                45,550    General Electric Company......................      2,220,562       1.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                 9,200    +Packard BioScience Company...................         76,268       0.0
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONICS
                                                19,300    +Agilent Technologies, Inc. ..................        627,250       0.4
                                                21,800    +Lattice Semiconductor Corporation............        531,920       0.3
                                                 9,900    Texas Instruments Incorporated................        311,850       0.2
                                                                                                           ------------     -----
                                                                                                              1,471,020       0.9
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY
                                                 4,800    Arch Coal, Inc. ..............................        124,176       0.1
                                                 5,300    CONSOL Energy Inc. ...........................        134,090       0.1
                                                 6,000    Devon Energy Corporation......................        315,000       0.2
                                                 6,000    Noble Affiliates, Inc. .......................        212,100       0.1
                                                                                                           ------------     -----
                                                                                                                785,366       0.5
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICES
                                                18,300    +Input/Output, Inc. ..........................        232,410       0.1
                   ------------------------------------------------------------------------------------------------------------
                   EXCHANGE TRADED FUNDS
                                                35,200    +Nasdaq-100 Shares (c)........................      1,617,088       0.9
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      FINANCE                       9,900    Freddie Mac...................................   $    693,000       0.4%
(CONTINUED)

                   ------------------------------------------------------------------------------------------------------------
                   FINANCIAL SERVICES
                                                 4,300    MetLife, Inc. ................................        133,214       0.1
                                                19,500    Saxon Capital Acquisition Corp. ..............        195,000       0.1
                                                                                                           ------------     -----
                                                                                                                328,214       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOODS
                                                31,400    Tyson Foods, Inc. (Class A)...................        289,194       0.2
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS
                   & SERVICES
                                                 8,500    +Aetna Inc. (New Shares)......................        219,895       0.1
                                                49,500    +Beverly Enterprises, Inc. ...................        529,650       0.3
                                                 5,500    +Humana Inc. .................................         54,175       0.0
                                                11,000    +Manor Care, Inc. ............................        349,250       0.2
                                                                                                           ------------     -----
                                                                                                              1,152,970       0.6
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE--PRODUCTS
                   & SERVICES
                                                15,000    HCA--The Healthcare Corporation...............        677,850       0.4
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                15,960    Colgate-Palmolive Company.....................        941,480       0.5
                                                15,800    The Gillette Company..........................        458,042       0.3
                                                20,000    The Procter & Gamble Company..................      1,276,000       0.7
                                                                                                           ------------     -----
                                                                                                              2,675,522       1.5
                   ------------------------------------------------------------------------------------------------------------
                   INFORMATION PROCESSING
                                                 8,700    +Imation Corp. ...............................        219,240       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 7,600    The Allstate Corporation......................        334,324       0.2
                                                31,400    Horace Mann Educators Corporation.............        676,670       0.4
                                                                                                           ------------     -----
                                                                                                              1,010,994       0.6
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                   900    Deere & Company...............................         34,065       0.0
                                                40,800    +McDermott International, Inc. ...............        475,320       0.3
                                                 4,600    Parker-Hannifin Corporation...................        195,224       0.1
                                                                                                           ------------     -----
                                                                                                                704,609       0.4
                   ------------------------------------------------------------------------------------------------------------
                   MANUFACTURING
                                                16,250    Tyco International Ltd. ......................        885,625       0.5
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA & COMMUNICATIONS
                                                33,650    +Metromedia Fiber Network, Inc. (Class A).....         67,973       0.0
                   ------------------------------------------------------------------------------------------------------------
                   MEDICAL TECHNOLOGY
                                                 9,400    Johnson & Johnson.............................        470,000       0.3
                   ------------------------------------------------------------------------------------------------------------
                   MERCHANDISING
                                                16,350    The May Department Stores Company.............        560,151       0.3
                   ------------------------------------------------------------------------------------------------------------
                   METALS
                                                20,800    Newmont Mining Corporation....................        387,088       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-INDUSTRY
                                                12,400    ITT Industries, Inc. .........................        548,700       0.3
                   ------------------------------------------------------------------------------------------------------------
                   NATURAL GAS
                                                16,510    Enron Corp. ..................................        808,990       0.5
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 5,200    EOG Resources, Inc. ..........................        184,860       0.1
                                                10,600    Kerr-McGee Corporation........................        702,462       0.4
                                                 2,350    +Nabors Industries, Inc. .....................         87,420       0.1
                                                 2,100    +Noble Drilling Corporation...................         68,775       0.0
                                                17,200    Occidental Petroleum Corporation..............        457,348       0.3
                                                23,550    +Rowan Companies, Inc. .......................        520,455       0.3
                                                11,700    Schlumberger Limited..........................        616,005       0.4
                                                 8,400    +Stone Energy Corporation.....................        372,120       0.2
                                                17,200    Unocal Corporation............................        587,380       0.3
                                                22,500    USX-Marathon Group............................        663,975       0.4
                                                                                                           ------------     -----
                                                                                                              4,260,800       2.5
                   ------------------------------------------------------------------------------------------------------------
                   OIL--INTEGRATED
                                                 2,100    Amerada Hess Corporation......................        169,680       0.1
                                                 7,100    Chevron Corporation...........................        642,550       0.4
                                                 6,000    Conoco Inc. (Class A).........................        169,200       0.1
                                                 5,500    Conoco Inc. (Class B).........................        158,950       0.1
                                                 4,900    Texaco Inc. ..................................        326,340       0.2
                                                                                                           ------------     -----
                                                                                                              1,466,720       0.9
                   ------------------------------------------------------------------------------------------------------------
                   OIL FIELD SERVICES
                                                 2,000    +Veritas DGC Inc. ............................         55,500       0.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL SERVICES
                                                10,400    Santa Fe International Corporation............        301,600       0.2
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      PAPER & FOREST               15,400    Bowater Incorporated..........................   $    688,996       0.4%
(CONCLUDED)        PRODUCTS
                                                22,300    Louisiana-Pacific Corporation.................        261,579       0.2
                                                                                                           ------------     -----
                                                                                                                950,575       0.6
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                16,000    American Home Products Corporation............        935,040       0.5
                                                 9,600    Bristol-Myers Squibb Company..................        502,080       0.3
                                                11,775    Cardinal Health, Inc. ........................        812,475       0.5
                                                12,910    Merck & Co., Inc. ............................        825,078       0.5
                                                 3,700    +Millennium Pharmaceuticals, Inc. ............        130,240       0.1
                                                31,040    Pfizer Inc. ..................................      1,243,152       0.7
                                                12,550    Pharmacia Corporation.........................        576,672       0.3
                                                11,660    Schering-Plough Corporation...................        422,558       0.2
                                                                                                           ------------     -----
                                                                                                              5,447,295       3.1
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE INVESTMENT
                   TRUST
                                                26,900    AMB Property Corporation......................        692,944       0.4
                                                10,600    Archstone Communities Trust...................        273,268       0.2
                                                31,500    +Catellus Development Corporation.............        549,675       0.3
                                                 5,300    Equity Office Properties Trust................        167,639       0.1
                                                 4,600    Equity Residential Properties Trust...........        260,130       0.2
                                                89,000    +La Quinta Properties, Inc. ..................        461,020       0.3
                                                12,600    Nationwide Health Properties, Inc. ...........        254,520       0.1
                                                19,500    +Security Capital Group Incorporated (Class
                                                            B)..........................................        417,300       0.2
                                                 5,300    Simon Property Group, Inc. ...................        158,841       0.1
                                                 6,700    The St. Joe Company...........................        180,163       0.1
                                                                                                           ------------     -----
                                                                                                              3,415,500       2.0
                   ------------------------------------------------------------------------------------------------------------
                   RETAIL--STORES
                                                17,700    Nordstrom, Inc. ..............................        328,335       0.2
                                                 8,090    Wal-Mart Stores, Inc. ........................        394,792       0.2
                                                                                                           ------------     -----
                                                                                                                723,127       0.4
                   ------------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                 4,000    Union Pacific Corporation.....................        219,640       0.1
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT &
                   PRODUCTS
                                                 8,500    +Analog Devices, Inc. ........................        367,625       0.2

                                                14,000    +Cree, Inc. ..................................        364,000       0.2
                                                                                                           ------------     -----
                                                                                                                731,625       0.4
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS
                                                24,000    +Advanced Micro Devices, Inc. ................        693,120       0.4
                                                41,000    +Agere Systems Inc. (Class A).................        307,500       0.2
                                                21,200    +National Semiconductor Corporation...........        617,344       0.4
                                                21,500    Semiconductor HOLDRs Trust (f)................      1,037,375       0.6
                                                                                                           ------------     -----
                                                                                                              2,655,339       1.6
                   ------------------------------------------------------------------------------------------------------------
                   STEEL
                                                 4,600    Nucor Corporation.............................        224,894       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATION
                   SERVICES
                                                13,200    +McLeodUSA Incorporated (Class A).............         56,760       0.0
                                                 9,200    Sprint Corporation............................        196,512       0.1
                                                22,000    +Williams Communications Group, Inc. .........         64,900       0.0
                                                                                                           ------------     -----
                                                                                                                318,172       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATIONS
                                                12,000    Qwest Communications International Inc. ......        382,440       0.2
                                                15,100    Verizon Communications........................        807,850       0.5
                                                25,200    +WorldCom, Inc. ..............................        364,896       0.2
                                                 1,008    WorldCom, Inc.-MCI Group......................         16,783       0.0
                                                                                                           ------------     -----
                                                                                                              1,571,969       0.9
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION--FREIGHT
                                                17,000    Airborne, Inc. ...............................        197,030       0.1
                                                11,900    +J.B. Hunt Transport Services, Inc. ..........        225,743       0.1
                                                                                                           ------------     -----
                                                                                                                422,773       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED STATES                  52,049,749      29.9
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$97,863,512)                                91,742,330      52.7
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                       33

                                             FACE
COUNTRY                                     AMOUNT                    FIXED-INCOME SECURITIES                  VALUE
------------------------------------------------------------------------------------------------------------------------
ARGENTINA                                 US$   150,000    CTI Holdings SA, 0/11.50%** due 4/15/2008.....   $     58,500
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN ARGENTINA             58,500
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                                A$   3,700,000    Australian Government Bond, 12% due
                                                             11/15/2001..................................      1,928,887
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN AUSTRALIA          1,928,887
------------------------------------------------------------------------------------------------------------------------
CANADA                                   C$   2,000,000    Canadian Government Bond, 5.25% due
                                                             12/01/2001..................................      1,321,429
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN CANADA             1,321,429
------------------------------------------------------------------------------------------------------------------------
CHILE                                    US$  2,400,000    Edelnor, 7.75% due 3/15/2006..................        660,000
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN CHILE                660,000
------------------------------------------------------------------------------------------------------------------------
FRANCE                                   E    1,600,000    Crown Cork & Seal SA, 6% due 12/06/2004.......        596,006
                                                164,645
                                                           Societe Fonciere Lyonnaise SA, 4%* due
                                                             10/31/2004 (Convertible Bonds)..............        154,292
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN FRANCE               750,298
------------------------------------------------------------------------------------------------------------------------
GERMANY                                      10,760,000    BundesObligation, 4.75% due 11/20/2001........      9,115,301
                                                           Bundesrepublic Deutschland:
                                              1,720,000
                                                             6.50% due 10/14/2005........................      1,561,623
                                             17,880,000
                                                             5.25% due 1/04/2011.........................     15,314,313
                                              2,435,000
                                                             4.75% due 7/04/2028.........................      1,784,073
                                          DM  3,000,000
                                                           General Electric Capital Corporation,
                                                             4.375% due 4/15/2002........................      1,295,879
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN GERMANY           29,071,189
------------------------------------------------------------------------------------------------------------------------
INDIA                                     US$   500,000    Reliance Industries Limited,
                                                             10.375% due 6/24/2016.......................        488,125
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN INDIA                488,125
------------------------------------------------------------------------------------------------------------------------
JAPAN                                    Y   81,000,000    Fuji International Finance,
                                                             0.25%* due 2/01/2002 (Convertible Preferred
                                                             Shares).....................................        475,726
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN JAPAN                475,726
------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                                US$   400,000    Xerox Capial Europe PLC,
                                                             5.75% due 5/15/2002.........................        368,000
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN LUXEMBOURG           368,000
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                                  700,000    Crown Cork & Seal Finance PLC,
                                                             7% due 12/15/2006...........................        294,000
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE UNITED
                                                           KINGDOM                                               294,000
------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                              +Finova Capital Corporation:
                                                275,000
                                                             7.125% due 5/17/2004........................        256,323
                                                350,000
                                                             7.25% due 7/12/2006.........................        324,290
                                                400,000
                                                           Hynix Semiconductor America,
                                                             8.25% due 5/15/2004.........................        330,000
                                                200,000
                                                           Juniper Networks Inc.,
                                                             4.75% due 3/15/2007.........................        143,000
                                              4,330,000
                                                           KFW International Finance,
                                                             6.375% due 2/13/2008........................      4,347,320
                                                           Level 3 Communications Inc.:
                                                450,000
                                                             11% due 3/15/2008...........................        198,000
                                         E      400,000
                                                             11.25% due 3/15/2010........................        132,070
                                                           Lucent Technologies Inc.:
                                          US$   155,000
                                                             7.25% due 7/15/2006.........................        114,700
                                                150,000
                                                             6.45% due 3/15/2029.........................         85,500
                                                640,000
                                                           McDermott Inc.,
                                                             9.375% due 3/15/2002........................        518,400
                                                225,000
                                                           McLeodUSA Incorporated,
                                                             11.50% due 5/01/2009........................        137,250
                                                500,000
                                                           Nextel Communications,
                                                             5.25% due 1/15/2010.........................        295,300

                         PERCENT OF
COUNTRY                  NET ASSETS
-----------------------  ----------
ARGENTINA                    0.0%
----------------------------------------------
                             0.0
---------------------------------------------------------
AUSTRALIA
                             1.1
--------------------------------------------------------------------
                             1.1
-------------------------------------------------------------------------------
CANADA
                             0.8
------------------------------------------------------------------------------------------
                             0.8
-----------------------------------------------------------------------------------------------------
CHILE                        0.4
----------------------------------------------------------------------------------------------------------------
                             0.4
------------------------------------------------------------------------------------------------------------------------
FRANCE                       0.3

                             0.1
------------------------------------------------------------------------------------------------------------------------
                             0.4
------------------------------------------------------------------------------------------------------------------------
GERMANY                      5.2

                             0.9

                             8.8

                             1.0

                             0.8
------------------------------------------------------------------------------------------------------------------------
                            16.7
------------------------------------------------------------------------------------------------------------------------
INDIA
                             0.3
------------------------------------------------------------------------------------------------------------------------
                             0.3
------------------------------------------------------------------------------------------------------------------------
JAPAN

                             0.3
------------------------------------------------------------------------------------------------------------------------
                             0.3
------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG
                             0.2
------------------------------------------------------------------------------------------------------------------------
                             0.2
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
                             0.2
------------------------------------------------------------------------------------------------------------------------

                             0.2
------------------------------------------------------------------------------------------------------------------------
UNITED STATES

                             0.1

                             0.2

                             0.2

                             0.1

                             2.5

                             0.1

                             0.1

                             0.1

                             0.0

                             0.3

                             0.1

                             0.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                       34

                                             FACE
COUNTRY                                     AMOUNT                    FIXED-INCOME SECURITIES                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                              +Ohio State Solid Waste Disposal Revenue
(CONCLUDED)                                                Bonds (USG Corporation Project), AMT:
                                          US$   400,000
                                                             5.60% due 8/01/2032.........................   $    234,000
                                                375,000
                                                             5.65% due 3/01/2033.........................        219,375
                                                195,000
                                                           PG&E Corp.,
                                                             6.25% due 8/01/2003.........................        169,650
                                                350,000
                                                           Reliance Industries,
                                                             10.50% due 8/06/2046(e).....................        315,070
                                                400,000
                                                           Roche Holdings Inc. (Convertible Bonds),
                                                             6.43%* due 4/20/2010........................        227,480
                                                           Solectron Corporation (Convertible Bonds):
                                                350,000
                                                             3.63%* due 5/08/2020........................        171,955
                                              1,300,000
                                                             4.46%*due 11/20/2020........................        541,060
                                                300,000
                                                           Southern California Edison,
                                                             5.625% due 10/01/2002.......................        261,000
                                                200,000
                                                           Triquint Semiconductor,
                                                             4% due 3/01/2007............................        141,500
                                              1,900,000
                                                           US Treasury Inflation Indexed Notes,
                                                             3.50% due 1/15/2011 (g).....................      2,004,694
                                                           US Treasury Notes:
                                              1,700,000
                                                             5.50% due 7/31/2001.........................      1,702,397
                                              1,290,000
                                                             5.50% due 8/31/2001.........................      1,293,625
                                                100,000
                                                           Williams Communications Group Inc.,
                                                             10.875% due 10/01/2009......................         40,500
                                                400,000
                                                           Xerox Credit Corporation,
                                                             4.514% due 11/01/2001.......................        388,004
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE UNITED
                                                           STATES                                             14,592,463
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN FIXED-INCOME SECURITIES
                                                           (COST--$54,140,589)                                50,008,617
------------------------------------------------------------------------------------------------------------------------

                         PERCENT OF
COUNTRY                  NET ASSETS
-----------------------  ----------
UNITED STATES
(CONCLUDED)
                             0.1%
                             0.1
                             0.1
                             0.2
                             0.1
                             0.1
                             0.3
                             0.2
                             0.1
                             1.2
                             1.0
                             0.7
                             0.0
                             0.2
------------------------------------------------------------------------------------------------------------------------
                             8.4
------------------------------------------------------------------------------------------------------------------------
                            28.8
------------------------------------------------------------------------------------------------------------------------

                                                                       SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                           5,000,000    Gannett Company,
                                                             3.78% due 7/06/2001.........................      4,996,850
                                              6,744,000
                                                           General Motors Acceptance Corp.,
                                                             4.13% due 7/02/2001.........................      6,742,453
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                           (COST--$11,739,303)                                11,739,303
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$163,743,404)                              153,490,250
------------------------------------------------------------------------------------------------------------------------
                                        NOMINAL VALUE
OPTIONS                                   COVERED BY
WRITTEN                                    OPTIONS                             ISSUE
-----------------------------------
CALL OPTIONS WRITTEN                             30,000    ADC Telecommunications, Inc., expiring August
                                                             2001 at USD 15..............................         (4,500)
                                                  3,000
                                                           Agilent Technologies, Inc., expiring August
                                                             2001 at USD 45..............................           (900)
                                                  2,800
                                                           Agilent Technologies, Inc., expiring August
                                                             2001 at USD 50..............................           (420)
                                                  3,000
                                                           Agilent Technologies, Inc., expiring August
                                                             2001 at USD 55..............................           (450)
                                                  8,500
                                                           Analog Devices, Inc., expiring September 2001
                                                             at USD 50...................................        (30,600)
                                                 10,000
                                                           Broadband HOLDRs Trust, expiring August 2001
                                                             at USD 40...................................         (2,500)
                                                 11,500
                                                           Corning Incorporated, expiring August 2001 at
                                                             USD 30......................................         (1,150)
                                                  3,500
                                                           Cree, Inc., expiring September 2001 at USD
                                                             20..........................................        (29,050)
                                                  3,500
                                                           Cree, Inc., expiring September 2001 at USD
                                                             22.5........................................        (23,100)

COMMERCIAL PAPER***
                             2.8

                             3.9
------------------------------------------------------------------------------------------------------------------------

                             6.7
------------------------------------------------------------------------------------------------------------------------

                            88.2
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
                             0.0

                             0.0

                             0.0

                             0.0

                             0.0

                             0.0

                             0.0

                             0.0

                             0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                       35

                                        NOMINAL VALUE
OPTIONS                                   COVERED BY
WRITTEN                                    OPTIONS                             ISSUE                           VALUE
------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                              7,000    Cree, Inc., expiring September 2001 at
(CONCLUDED)                                                  USD 30......................................   $    (15,750)
                                                  3,100
                                                           Schlumberger Limited, expiring August 2001 at
                                                             USD 70......................................           (620)
                                                  3,000
                                                           Semiconductor HOLDRs Trust, expiring Novem-
                                                             ber 2001 at USD 55..........................        (10,800)
                                                  4,500
                                                           Semiconductor HOLDRs Trust, expiring Novem-
                                                             ber 2001 at USD 60..........................        (10,125)
                                                  5,700
                                                           Tellabs, Inc., expiring September 2001 at USD
                                                             55..........................................         (1,425)
                                                  1,500
                                                           Tellabs, Inc., expiring September 2001 at USD
                                                             65..........................................           (375)
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL OPTIONS WRITTEN (PREMIUMS
                                                           RECEIVED--$309,019)                                  (131,765)
------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                           (COST--$163,434,385)..........................    153,358,485
                                                           UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                           EXCHANGE CONTRACTS****........................         49,335
                                                           VARIATION MARGIN ON FINANCIAL FUTURES CON-
                                                           TRACTS*****...................................         31,725
                                                           OTHER ASSETS LESS LIABILITIES.................     20,487,313
                                                                                                            ------------
                                                           NET ASSETS....................................   $173,926,858
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------


OPTIONS                  PERCENT OF
WRITTEN                  NET ASSETS
-----------------------  ----------
CALL OPTIONS WRITTEN
(CONCLUDED)                  0.0%
                             0.0
                             0.0
                             0.0
                             0.0
                             0.0
------------------------------------------------------------------------------------------------------------------------
                             0.0
------------------------------------------------------------------------------------------------------------------------
                            88.2
                             0.0
                             0.0
                            11.8
                           -----
                           100.0%
                           =====
------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(d) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry, the transmission of data, video and voice.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(g) All or a portion of security held as collateral in connection with open financial futures contracts.
* Represents a zero coupon or step bond; the interest rates shown reflect the effective yields at the time of purchase by the Portfolio.
** Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. **** Forward foreign exchange contracts as of June 30, 2001 were as follows:

----------------------------------------------------------------
                                         UNREALIZED APPRECIATION
FOREIGN CURRENCY SOLD  EXPIRATION DATE       (DEPRECIATION)
----------------------------------------------------------------
C$         5,200,000      July 2001             $(32,134)
Y        826,000,000      July 2001               81,469
----------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$10,108,817)                        $ 49,335
                                                ========
----------------------------------------------------------------

***** Financial futures contracts purchased as of June 30, 2001 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                                              SETTLEMENT
CONTRACTS              ISSUE              EXCHANGE        DATE           VALUE
---------------------------------------------------------------------------------
   88               Nikkei 225            OSAKA      September 2001   $ 9,116,100
   27       Standard & Poor's 500 Index    NYSE      September 2001     8,313,975
---------------------------------------------------------------------------------
       TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
               (TOTAL CONTRACT PRICE--$17,678,424)                    $17,430,075
                                                                      ===========
---------------------------------------------------------------------------------

+ Non-income producing security.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%                  BB-        B1         $  750,000    USAir Inc., 10.375% due 3/01/2013..................
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--TRUCKS--0.8%       BBB-       Ba1           625,000    Navistar International, 9.375% due 6/01/2006(b)....
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.0%                B          B2          1,000,000    Venture Holdings Trust, 11% due 6/01/2007..........
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &           CCC+       B3          1,000,000    Cumulus Media, Inc., 10.375% due 7/01/2008.........
TELEVISION--1.9%                B-         B3            250,000    Nextmedia Operating Inc., 10.75% due 7/01/2011(b)..
                                B-         B3            250,000    Salem Communications Holding Corp., 9% due
                                                                      7/01/2011(b).....................................
-----------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--8.0%           B+         B2          1,000,000    Adelphia Communications Corporation, 9.25% due
                                                                      10/01/2002.......................................
                                B+         B2          2,000,000    Century Communications Corporation, 9.50% due
                                                                      3/01/2005........................................
                                B+         B2          1,000,000    Charter Communications Holdings, 10% due
                                                                      4/01/2009........................................
                                B-         B3          2,000,000    Insight Communications, 11.923%** due
                                                                      2/15/2011(b).....................................
                                B+         B2          1,000,000    Olympus Communications LP/Capital Corp., 10.625%
                                                                      due 11/15/2006...................................
-----------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--3.1%                                          Australis Media Ltd.(a)(e):
                                NR*        NR*            34,214    15.75%** due 5/15/2003.............................
                                NR*        NR*         2,000,000    15.75%** due 5/15/2003(c)..........................
                                B          B2          1,000,000    Cablevision SA, 13.75% due 5/01/2009...............
                                BB-        B1          1,000,000    Globo Comunicacoes e Participacoes, Ltd., 10.50%
                                                                      due 12/20/2006(b)................................
                                B          B2          1,000,000    International Cabletel, Inc., Series B, 10.688%**
                                                                      due 2/01/2006(e).................................
                                B-         Caa1        1,000,000    United Pan-Europe Communications, 13.75%** due
                                                                      2/01/2010(e).....................................
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.1%             B          B2          1,000,000    Columbus McKinnon Corp., 8.50% due 4/01/2008.......
                                B-         B3          1,500,000    International Wire Group, Inc., 11.75% due
                                                                      6/01/2005........................................
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.0%                 BB-        B2            744,000    ISP Holdings Inc., 9.75% due 2/15/2002.............
                                BB         Ba3         1,500,000    Lyondell Chemical Company, 9.875% due
                                                                      5/01/2007(b).....................................
                                BBB-       Ba1           100,000    Millennium America Inc., 9.25% due 6/15/2008(b)....
                                CC         B3          1,000,000    Sterling Chemicals Inc., 12.375%** due 7/15/2006...
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/              BB-        Ba3         1,000,000    Amkor Technology Inc., 9.25% due 5/01/2006.........
ELECTRONICS--1.3%
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%             B-         Caa1          500,000    Eagle-Picher Industries, 9.375% due 3/01/2008......
-----------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--0.3%        BB+        Ba3           250,000    American Greetings, 11.75% due 7/15/2008...........
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.8%               CCC+       B3            500,000    Blount Inc., 13% due 8/01/2009.....................
                                B-         B2          1,000,000    Koppers Industries, Inc., 9.875% due 12/01/2007....
                                NR*        Caa1        1,000,000    RBX Corp., 12% due 1/15/2003(e)....................
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
AIRLINES--1.0%                $   736,195
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--TRUCKS--0.8%         634,375
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.0%                  770,000
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &             995,000
TELEVISION--1.9%                  246,275

                                  248,750
                              -----------
                                1,490,025
-----------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--8.0%
                                1,002,500

                                1,975,000

                                1,015,000

                                1,130,000

                                1,010,000
                              -----------
                                6,132,500
-----------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--3.1%
                                        0
                                        0
                                  705,000

                                  855,000

                                  675,000

                                  150,000
                              -----------
                                2,385,000
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.1%               905,000

                                1,513,125
                              -----------
                                2,418,125
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.0%                   745,860

                                1,488,750
                                   99,500
                                  780,000
                              -----------
                                3,114,110
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/                965,000
ELECTRONICS--1.3%
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%               336,250
-----------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--0.3%          242,500
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.8%                 288,750
                                  980,000
                                  118,750
                              -----------
                                1,387,500
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                       37

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
ENERGY--7.7%                    NR*        B3         $  500,000    Abraxas Petroleum Corp., 12.875% due 3/15/2003.....
                                B-         B3            500,000    Benton Oil and Gas Co., 11.625% due 5/01/2003......
                                BB-        B1            250,000    El Paso Energy Partners, 8.50% due 6/01/2011.......
                                B-         Caa1        2,000,000    Energy Corp. of America, 9.50% due 5/15/2007.......
                                B+         B1            200,000    Lone Star Technologies, 9% due 6/01/2011(b)........
                                CCC        B3          1,000,000    Ocean Rig Norway AS, 10.25% due 6/01/2008..........
                                BBB        Baa2        1,000,000    PG&E National Energy Group, 10.375% due
                                                                      5/16/2011(b).....................................
                                CCC-       Caa2        1,000,000    Southwest Royalties Inc., 10.50% due 10/15/2004....
                                B-         B3            250,000    Tri-Union Development Corporation, 12.50% due
                                                                      6/01/2006........................................
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.1%             D          Ca          1,252,000    AMF Bowling Worldwide Inc., 12.082%** due
                                                                      3/15/2006(e).....................................
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--2.8%           D          Ca          1,000,000    Chiquita Brands International Inc., 9.125% due
                                                                      3/01/2004(e).....................................
                                B-         B3            500,000    Del Monte Corporation, 9.25% due 5/15/2011(b)......
                                BB         B1          1,000,000    Premium Standard Farms, 9.25% due 6/15/2011(b).....
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.9%                    NR*        NR*           601,000    GB Property Funding Corp., 11% due 9/29/2005.......
                                NR*        NR*           129,041    Jazz Casino Company LLC, 6.54% due 3/30/2008.......
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.7%               BB         Ba3         2,000,000    ICN Pharmaceuticals Inc., 8.75% due 11/15/2008(b)..
                                D          NR*         1,000,000    Mariner Post--Acute Network, 9.50% due
                                                                      11/01/2007(e)....................................
-----------------------------------------------------------------------------------------------------------------------
HOTELS--1.2%                    BB         Ba2         1,000,000    Felcor Lodging LP, 8.50% due 6/01/2011.............
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER               BB         Ba1         1,500,000    AES Corporation, 8.75% due 6/15/2008...............
PRODUCERS--2.9%                 BB+        Ba1           750,000    Calpine Corporation, 8.625% due 8/15/2010..........
                                BB+        Baa3                1    Monterrey Power, SA de CV, 9.625% due
                                                                      11/15/2009(b)....................................
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--2.0%      B          Caa1        2,000,000    Anthony Crane Rental LP, 10.375% due 8/01/2008.....
                                CCC        Ca          1,000,000    Neff Corp., 10.25% due 6/01/2008...................
                                D          C             500,000    Thermadyne Holdings Corp., 12.50%** due
                                                                      6/01/2008(e).....................................
-----------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.1%        D          Ca          1,000,000    PSINet, Inc., Series B, 10% due 2/15/2005(e).......
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                 BBB-       Ba1           500,000    Briggs & Stratton, 8.875% due 3/15/2011(b).........
                                CCC+       Caa2        1,000,000    Numatics Inc., 9.625% due 4/01/2008................
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.8%           CCC+       Caa           500,000    Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                      2/01/2003........................................
                                B          B2          1,612,094    P & L Coal Holdings Corp., 9.625% due 5/15/2008....
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
ENERGY--7.7%                  $   513,750
                                  357,500
                                  250,000
                                1,575,000
                                  193,000
                                  902,500

                                  998,166
                                  867,500

                                  237,813
                              -----------
                                5,895,229
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.1%
                                   43,820
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--2.8%
                                  677,500
                                  510,000
                                  987,500
                              -----------
                                2,175,000
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.9%                      564,940
                                  108,394
                              -----------
                                  673,334
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.7%               2,060,000

                                   10,000
                              -----------
                                2,070,000
-----------------------------------------------------------------------------------------------------------------------
HOTELS--1.2%                      955,000
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER               1,473,750
PRODUCERS--2.9%                   725,804

                                        0
                              -----------
                                2,199,554
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--2.0%      1,020,000
                                  550,000

                                    7,500
                              -----------
                                1,577,500
-----------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.1%           60,000
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                   505,000
                                  630,000
                              -----------
                                1,135,000
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.8%
                                  445,000
                                1,700,760
                              -----------
                                2,145,760
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2001 (Continued)          (in US dollars)
--------------------------------------------------------------------------------

                                       38

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
PACKAGING--6.7%                 B          Caa3       $  500,000    Crown Cork & Seal Finance PLC, 6.75% due
                                                                      12/15/2003.......................................
                                B-         Caa1          500,000    Huntsman Packaging Corporation, 13% due
                                                                      6/01/2010........................................
                                D          Ca            750,000    Indesco International, 9.75% due 4/15/2008(e)......
                                B+         B3          1,250,000    Owens-Illinois Inc., 8.10% due 5/15/2007...........
                                B          B3          1,000,000    Portola Packaging Inc., 10.75% due 10/01/2005......
                                B          B1          1,250,000    Silgan Holdings, Inc., 9% due 6/01/2009............
                                B-         B3          1,000,000    Tekni-Plex Inc., 12.75% due 6/15/2010..............
                                B          B3            200,000    US Can Corporation, 12.375% due 10/01/2010.........
                                B+         Ba3           500,000    Vicap SA, 11.375% due 5/15/2007....................
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  CCC+       Caa1          750,000    Ainsworth Lumber Company, 12.50% due
PRODUCTS--6.3%                                                        7/15/2007(a).....................................
                                B          Caa1        1,000,000    Doman Industries Limited, 8.75% due 3/15/2004......
                                CCC+       Caa1        1,000,000    Gaylord Container Corporation, 9.375% due
                                                                      6/15/2007........................................
                                B+         B2            750,000    Millar Western Forest, 9.875% due 5/15/2008........
                                D          Caa3        1,000,000    Pindo Deli Financial Mauritius, 10.75% due
                                                                      10/01/2007(e)....................................
                                BB+        Ba1         2,000,000    Tembec Industries, Inc., 8.625% due 6/30/2009......
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.5%     BB-        Ba3           750,000    Primedia, Inc., 7.625% due 4/01/2008...............
                                BBB-       Baa3          500,000    World Color Press Inc., 7.75% due 2/15/2009........
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%               BB-        Ba3           500,000    Forest City Enterprises Inc., 8.50% due
                                                                      3/15/2008........................................
-----------------------------------------------------------------------------------------------------------------------
STEEL--0.1%                     NR*        C           2,000,000    Wheeling Pittsburgh Corp., 9.25% due
                                                                      11/15/2007(e)....................................
-----------------------------------------------------------------------------------------------------------------------
TELEPHONY--3.1%                 B-         Caa1        1,000,000    GT Group Telecom, 15.57%** due 2/01/2010...........
                                B+         B2          1,750,000    Metromedia Fiber Network, 10% due 12/15/2009.......
                                B          Caa1        1,500,000    Nextlink Communications Inc., 10.75% due
                                                                      6/01/2009........................................
                                B-         B2          1,000,000    Time-Warner Telecom LLC, 9.75% due 7/15/2008.......
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-- 4.1%           B+         NR*         1,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009(b).....
                                BB-        B1            750,000    GS Superhighway Holdings, 10.25% due 8/15/2007.....
                                B          NR*         1,000,000    MRS Logistica SA, 10.625% due 8/15/2005(b).........
                                BB-        B1          1,000,000    Sea Containers Ltd., Series A, 12.50% due
                                                                      12/01/2004.......................................
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--3.3%                 NR*        NR*           250,000    CIA Saneamento Basico, 10% due 7/28/2005(b)(d).....
                                BB-        B1          1,000,000    Espirito Santo-Escelsa, 10% due 7/15/2007..........
                                B-         NR*           775,000    Inversora de Electrica, 9% due 9/16/2004(b)........
                                BBB-       Baa3          500,000    PSE&G Energy Holdings, 8.625% due 2/15/2008(b).....
                                BB         Ba2           961,600    TransGas de Occidente SA, 9.79% due
                                                                      11/01/2010(b)(d).................................
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.3%          BB-        Ba3         1,000,000    Allied Waste North America, 8.875% due 4/01/2008...
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--       B          B3            900,000    American Tower Corporation, 9.375% due
DOMESTIC--5.3%                                                        2/01/2009(b).....................................
                                B          B3          1,000,000    Crown Castle International Corporation, 9% due
                                                                      5/15/2011........................................
                                                                    Nextel Partners Inc.:
                                CCC+       B3            500,000    13.257** due 2/01/2009.............................
                                CCC+       B3          1,500,000    11% due 3/15/2010(b)...............................
                                B-         B3          1,000,000    Spectrasite Holdings Inc., 10.75% due 3/15/2010....
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
PACKAGING--6.7%
                              $   225,000

                                  382,500
                                   67,500
                                  937,500
                                  885,000
                                1,237,500
                                  810,000
                                  202,000
                                  415,000
                              -----------
                                5,162,000
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST
PRODUCTS--6.3%                    690,000
                                  615,000

                                  630,000
                                  701,250

                                  140,000
                                2,040,000
                              -----------
                                4,816,250
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.5%       675,000
                                  487,405
                              -----------
                                1,162,405
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%
                                  470,000
-----------------------------------------------------------------------------------------------------------------------
STEEL--0.1%
                                   57,500
-----------------------------------------------------------------------------------------------------------------------
TELEPHONY--3.1%                   315,000
                                  665,000

                                  480,000
                                  897,500
                              -----------
                                2,357,500
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-- 4.1%             740,000
                                  714,375
                                  920,000

                                  800,000
                              -----------
                                3,174,375
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--3.3%                   235,000
                                  760,000
                                  209,250
                                  504,154

                                  826,976
                              -----------
                                2,535,380
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.3%          1,026,250
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--
DOMESTIC--5.3%                    839,250

                                  885,000

                                  285,000
                                1,181,250
                                  850,000
                              -----------
                                4,040,500
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                       39

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--       B-         Caa1       $1,995,000    McCaw International Ltd., 12.469%** due 4/15/2007..
INTERNATIONAL--3.8%
                                NR*        B3            500,000    Microcell Telecommunications, Inc., 17.964%** due
                                                                      6/01/2006........................................
                                B-         Caa1        2,000,000    Millicom International Cellular SA, 13.116%** due
                                                                      6/01/2006........................................
                                B-         Caa1        1,000,000    Nextel International Inc., 12.75% due 8/01/2010....
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                    (COST--$89,342,113)--87.5%
-----------------------------------------------------------------------------------------------------------------------
                                                        SHARES
                                                         HELD                    COMMON STOCKS & WARRANTS
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                           1,000    Allied Signal Litigation Trust.....................
                                                           1,000    Breed Creditors Litigation Trust...................
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                                              29,452    GB Holdings Inc.(e)................................
                                                           2,735    JCC Holding Company(e).............................
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%                                  3,846    Bradlees Inc. (Warrants)(f)........................
-----------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                           936    Grand Union Co. (Warrants)(f)......................
-----------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.0%                                            1,000    GT Group Telecom (Warrants)(b)(f)..................
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.1%                              3,196    Nextel Communications, Inc. (Class A)(e)...........
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN COMMON STOCKS & WARRANTS
                                                                    (COST--$1,347,427)--0.3%
-----------------------------------------------------------------------------------------------------------------------
                                                                                     PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--2.3%                                     16,379    CSC Holdings Inc. (Class A)(a)(e)..................
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.3%                                  40,000    California Federal Bank (Series A).................
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.7%                                7,500    Primedia, Inc. (Series H)..........................
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.7%                                819    Nextel Communications, Inc. (Series D)(a)(e).......
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                    (COST--$4,055,692)--5.0%
-----------------------------------------------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT                     SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--4.4%                             $3,375,000    General Motors Acceptance Corp.,
                                                                      4.13% due 7/02/2001..............................
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS***--1.3%              1,000,000    Federal Home Loan Bank,
                                                                      3.74% due 7/18/2001..............................
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                    (COST--$4,371,864)--5.7%
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS--(COST--$99,117,096)--98.5%......
                                                                    OTHER ASSETS LESS LIABILITIES--1.5%................
                                                                    NET ASSETS--100.0%.................................
-----------------------------------------------------------------------------------------------------------------------

                                  VALUE
-----------------------------------------
WIRELESS COMMUNICATIONS--     $   558,600
INTERNATIONAL--3.8%
                                  370,000
                                1,720,000
                                  290,000
                              -----------
                                2,938,600
-----------------------------------------------------------------------------------------------------------------------
                               67,282,537
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                        0
                                        0
                              -----------
                                        0
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                      176,712
                                   12,308
                              -----------
                                  189,020
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%               4
-----------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                      1
-----------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.0%                    29,846
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.1       55,451
-----------------------------------------------------------------------------------------------------------------------
                                  274,322
-----------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--2.3%           1,748,458
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.3%        1,011,200
-----------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.7%       570,000
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.7      508,195
-----------------------------------------------------------------------------------------------------------------------
                                3,837,853
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--4.4%
                                3,373,838
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS***--1.3%
                                  998,026
-----------------------------------------------------------------------------------------------------------------------
                                4,371,864
-----------------------------------------------------------------------------------------------------------------------
                               75,766,576
                                1,152,036
                              -----------
                              $76,918,612
                              ===========
-----------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Each $1000 face amount contains one warrant of Australis Media Ltd.

(d) Subject to principal paydowns.

(e) Non-income producing security.

(f) Warrants enable the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
FANNIE MAE--2.7%                               Fannie Mae:
                                $ 3,000,000      6.28% due 3/04/2009.......................................    $  2,963,910
                                  3,000,000      6.625% due 11/15/2030.....................................       3,014,040
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                        5,977,950
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                              Federal Home Loan Banks:
BANKS--10.0%                      5,000,000      6.875% due 8/15/2003......................................       5,214,850
                                  5,000,000      5.125% due 9/15/2003......................................       5,044,550
                                  2,500,000      7.125% due 2/15/2005......................................       2,662,100
                                  2,500,000      5.80% due 9/02/2008.......................................       2,474,225
                                  4,000,000      7.375% due 2/12/2010......................................       4,305,000
                                  2,500,000      6.875% due 8/13/2010......................................       2,606,250
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANKS                                     22,306,975
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae:
SECURITIES(A)--48.4%                 10,026      9% due 1/01/2002..........................................          10,122
                                    259,011      6.50% due 11/01/2015......................................         259,889
                                  2,363,605      6.50% due 3/01/2016.......................................       2,370,703
                                    223,332      6.50% due 4/01/2016.......................................         223,994
                                  2,000,000      6% due 6/01/2016..........................................       1,970,706
                                  1,161,530      7% due 3/01/2029..........................................       1,168,511
                                  1,107,657      7% due 5/01/2029..........................................       1,115,519
                                  3,554,495      7% due 6/01/2029..........................................       3,575,858
                                    759,840      7% due 7/01/2029..........................................         764,407
                                  1,220,411      7% due 8/01/2029..........................................       1,227,746
                                  1,774,668      7% due 9/01/2029..........................................       1,785,334
                                     30,581      7% due 10/01/2029.........................................          30,765
                                    778,705      7% due 11/01/2029.........................................         783,386
                                  3,076,700      7% due 12/01/2029.........................................       3,095,190
                                     29,426      7% due 1/01/2030..........................................          29,603
                                  4,727,984      7% due 2/01/2030..........................................       4,755,016
                                    324,978      7% due 3/01/2030..........................................         326,778
                                     81,837      8% due 3/01/2030..........................................          84,616
                                  2,103,107      7% due 4/01/2030..........................................       2,115,421
                                    828,790      8% due 4/01/2030..........................................         856,929
                                  1,944,137      7.50% due 5/01/2030.......................................       1,984,801
                                  1,443,770      8% due 5/01/2030..........................................       1,492,788
                                  1,958,608      7.50% due 6/01/2030.......................................       1,999,577
                                    179,227      8% due 6/01/2030..........................................         185,312
                                  1,320,910      7.50% due 7/01/2030.......................................       1,348,540
                                    915,043      8% due 7/01/2030..........................................         946,109
                                    742,443      8% due 8/01/2030..........................................         767,650
                                  5,586,626      7.50% due 9/01/2030.......................................       5,703,479
                                    516,206      7.50% due 10/01/2030......................................         527,003
                                    191,931      7% due 11/01/2030.........................................         192,993
                                     25,571      8% due 11/01/2030.........................................          26,439
                                    275,158      7% due 12/01/2030.........................................         276,681
                                    115,182      8% due 12/01/2030.........................................         119,092
                                  1,578,886      7% due 1/01/2031..........................................       1,587,406
                                     60,311      8% due 1/01/2031..........................................          62,358
                                    804,532      8% due 2/01/2031..........................................         832,036
                                    612,840      7% due 3/01/2031..........................................         615,941
                                  5,995,599      7.50% due 4/01/2031.......................................       6,121,007
                                  2,200,000      6.50% due TBA(c)..........................................       2,164,932
                                  3,000,000      7% due TBA(c).............................................       3,013,110
                                  3,000,000      7.50% due TBA(c)..........................................       3,060,930
                                  5,380,622    Freddie Mac CMO(b), Series 2123-KA, 6.25% due 2/15/2027.....       5,431,146
                                               Freddie Mac -- Gold Program(b):
                                  1,330,236      6.50% due 3/01/2029.......................................       1,315,693
                                  4,130,464      6.50% due 4/01/2029.......................................       4,080,471
                                  3,984,703      6.50% due 5/01/2029.......................................       3,937,587
                                  2,533,813      6.50% due 6/01/2029.......................................       2,502,897
                                  2,753,649      6.50% due 7/01/2029.......................................       2,720,052
                                  2,816,260      6.50% due 8/01/2029.......................................       2,781,899
                                    896,902      6.50% due 9/01/2029.......................................         886,211

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                      US GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Freddie Mac -- Gold Program(b) (concluded):
SECURITIES(A) (CONCLUDED)       $ 2,023,356      8% due 3/01/2030..........................................    $  2,093,368
                                    212,980      6.50% due 7/01/2030.......................................         210,066
                                  2,283,947      6.50% due 8/01/2030.......................................       2,252,688
                                    827,383      8% due 8/01/2030..........................................         856,012
                                  1,149,262      8% due 12/01/2030.........................................       1,189,029
                                    499,950      8% due 6/01/2031..........................................         517,249
                                               Government National Mortgage Association:
                                  5,447,021      6.50% due 1/15/2029.......................................       5,393,931
                                  4,165,813      6.50% due 2/15/2029.......................................       4,125,210
                                    305,851      6.50% due 4/15/2029.......................................         302,869
                                    410,125      6.50% due 6/15/2029.......................................         406,127
                                    881,043      6.50% due 8/15/2029.......................................         872,455
                                     60,963      6.50% due 3/15/2030.......................................          60,362
                                  6,000,000      6.50% due TBA(c)..........................................       5,934,360
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES                                 107,448,359
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.2%                   2,500,000      6.375% due 6/15/2005......................................       2,579,300
                                  1,000,000      6.25% due 12/15/2017......................................         975,460
                                  3,500,000      6.75% due 11/01/2025......................................       3,568,635
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY                                   7,123,395
---------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--32.7%                      2,800,000      12% due 5/15/2005.........................................       3,493,000
                                  1,000,000      10.75% due 8/15/2005......................................       1,212,500
                                  2,000,000      8.875% due 8/15/2017......................................       2,625,320
                                  2,000,000      8.125% due 8/15/2019......................................       2,490,300
                                  3,500,000      8.75% due 5/15/2020.......................................       4,624,375
                                  3,300,000      8% due 11/15/2021.........................................       4,110,546
                                  1,200,000      7.50% due 11/15/2024......................................       1,440,372
                                  6,500,000      6.625% due 2/15/2027......................................       7,110,415
                                               US Treasury Notes:
                                    500,000      6.25% due 2/28/2002.......................................         508,045
                                  8,000,000      6.25% due 7/31/2002.......................................       8,193,760
                                  7,000,000      6.25% due 2/15/2003.......................................       7,222,040
                                  8,200,000      7.25% due 5/15/2004.......................................       8,775,312
                                  4,000,000      5.75% due 11/15/2005......................................       4,096,840
                                  3,700,000      7% due 7/15/2006..........................................       4,013,353
                                  5,000,000      6.125% due 8/15/2007......................................       5,242,950
                                  4,000,000      6% due 8/15/2009..........................................       4,197,480
                                  2,800,000      5.75% due 8/15/2010.......................................       2,864,820
                                    350,000      5% due 2/15/2011..........................................         339,552
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES                                   72,560,980
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (COST --
                                               $213,309,348)--97.0%                                             215,417,659
---------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--3.8%      8,418,000    UBS Warburg Corp. LLC, purchased on 6/29/2001 to yield 3.95%
                                                 to 7/02/2001..............................................       8,418,000
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY
OBLIGATIONS**--4.5%              10,000,000    Federal Home Loan Mortgage Corporation, 3.62% due
                                               7/10/2001...................................................       9,988,939
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST -- $18,406,939) -- 8.3%         18,406,939
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS--(COST--$231,716,287)--105.3%.............     233,824,598
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(5.3)%...............     (11,785,997)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $222,038,601
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

 (a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(b) Collateralized Mortgage Obligations (CMO).
(c) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
 ** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2001
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.7%                $ 3,750,000    LaSalle National Bank......................     5.07%       2/12/2002    $  3,770,014
                                  5,000,000    National City Bank of Kentucky.............     6.87        9/04/2001       5,025,070
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$8,749,388)                                         8,795,084
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--         5,000,000    Barclays Bank PLC..........................     4.43        4/10/2002       5,015,725
EUROPE--1.9%                      5,000,000    Westdeutsche Landesbank Girozentrale.......     4.79        7/02/2001       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--EUROPE
                                               (COST--$9,999,959)                                                         10,015,725
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--         5,000,000    Bank of Nova Scotia--Portland..............     3.86        7/23/2002       4,775,240
YANKEE--10.5%                     5,000,000    Canadian Imperial Bank of Commerce, NY.....     4.27        4/23/2002       5,005,720
                                  9,750,000    Commerzbank AG, NY.........................     6.89        8/20/2001       9,788,231
                                 10,000,000    Commerzbank AG, NY.........................     4.32        4/23/2002      10,015,410
                                  6,000,000    Credit Communal de Belgique Dexia Bank,
                                                 NY.......................................     6.975       7/16/2001       6,006,198
                                  5,000,000    Merita Bank PLC............................     4.30        5/01/2002       5,006,500
                                  4,750,000    Svenska Handelsbanken AB, NY...............     5.11        2/11/2002       4,780,785
                                  4,750,000    UBS AG, NY.................................     4.75        4/22/2002       4,773,513
                                  5,000,000    UBS AG, NY.................................     3.855       6/21/2002       4,984,720
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$55,246,297)                                                        55,136,317
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--38.0%           5,000,000    AT&T Corp.+................................     4.78        7/13/2001       4,999,860
                                  5,883,000    Amsterdam Funding Corp. ...................     3.98        7/09/2001       5,878,447
                                  4,000,000    Amsterdam Funding Corp. ...................     3.96        7/10/2001       3,996,480
                                 14,000,000    Apreco, Inc. ..............................     4.06        7/06/2001      13,993,684
                                 10,348,000    Apreco, Inc. ..............................     4.00        8/06/2001      10,309,166
                                 15,000,000    Bear Stearns Companies, Inc. ..............     4.10        7/12/2001      14,983,424
                                  2,915,000    Bear Stearns Companies, Inc. ..............     3.80        8/31/2001       2,896,029
                                  2,391,000    Bear Stearns Companies, Inc. ..............     3.76        9/21/2001       2,370,328
                                  2,621,000    Blue Ridge Asset Funding Corp. ............     3.62        9/17/2001       2,599,403
                                 10,000,000    Centric Capital Corp. .....................     5.23        7/11/2001       9,990,050
                                  4,464,000    Delaware Funding Corp. ....................     3.80        8/13/2001       4,444,210
                                  1,258,000    Den Norske Bank ASA........................     3.64        9/11/2001       1,248,402
                                 14,329,000    Edison Asset Securitization, LLC...........     4.16        7/02/2001      14,329,000
                                 10,000,000    Edison Asset Securitization, LLC...........     3.84        8/10/2001       9,958,401
                                  2,409,000    Falcon Asset Securitization................     3.70        8/03/2001       2,401,077
                                  6,000,000    General Electric Capital Corp. ............     4.62        7/20/2001       5,988,304
                                 12,273,000    Intrepid Funding Master Trust..............     4.01        7/05/2001      12,268,899
                                  3,136,000    Intrepid Funding Master Trust..............     3.95        7/13/2001       3,132,215
                                  5,021,000    Intrepid Funding Master Trust..............     3.96        7/17/2001       5,012,715
                                  9,700,000    J.P. Morgan Securities Inc. ...............     5.75        9/17/2001       9,620,072
                                  3,300,000    Lone Star Funding, LLC.....................     3.98        7/09/2001       3,297,446
                                    131,000    Merck & Company, Inc. .....................     3.88        7/02/2001         131,000
                                 15,762,000    Mont Blanc Capital Corp. ..................     3.97        7/10/2001      15,748,094
                                  3,971,000    Mont Blanc Capital Corp. ..................     3.72        7/23/2001       3,962,383
                                  3,947,000    Mont Blanc Capital Corp. ..................     3.70        7/30/2001       3,935,641
                                 10,000,000    Morgan Stanley, Dean Witter & Co.+.........     3.98        9/12/2001      10,000,000
                                  4,007,000    Old Line Funding Corp. ....................     4.00        7/09/2001       4,003,883
                                  4,000,000    SBC Communications Inc. ...................     4.25        6/05/2002       4,000,000
                                  2,949,000    Tulip Funding Corporation..................     3.98        7/10/2001       2,946,392
                                  3,300,000    UBS Finance (Delaware) Inc. ...............     3.67        8/21/2001       3,283,179
                                  3,550,000    Unilever Capital Corp.+ ...................     3.97        9/07/2001       3,550,511
                                  1,555,000    WCP Funding Inc. ..........................     4.02        7/03/2001       1,554,826
                                  2,080,000    WCP Funding Inc. ..........................     4.01        7/06/2001       2,079,073
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST --
                                               $198,868,473)                                                             198,912,594
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--3.2%             7,000,000    Avco Financial Services Inc. ..............     7.375       8/15/2001       7,024,842
                                  5,000,000    Strategic Money Market Trust 2000-H+.......     3.739       9/24/2001       4,999,575
                                  4,850,000    Wal-Mart Stores, Inc. .....................     5.45        6/01/2002       4,900,008
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST -- $16,908,327)                                16,924,425
------------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.2%          3,000,000    General Electric Life and Annuity Assurance
                                                 Co. .....................................     4.11       10/01/2001       3,000,000
                                  9,000,000    Jackson National Life Insurance Co.........     4.14        5/01/2002       9,000,000
                                  5,000,000    Monumental Life Insurance Company..........     4.205       5/17/2002       5,000,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS              $10,500,000    Monumental Life Insurance Company..........     4.22%       5/24/2002    $ 10,500,000
(CONCLUDED)                       5,000,000    New York Life Insurance+...................     4.12        5/31/2002       5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     4.12        3/01/2002       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST --
                                               $37,500,000)                                                               37,500,000
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                      10,000,000    American Honda Finance Corp.+..............     4.41        5/13/2002      10,001,230
NOTES--15.2%                      5,250,000    DaimlerChrysler North America Holdings
                                                 Corp.+...................................     4.339      11/08/2001       5,238,970
                                 15,000,000    Ford Motor Credit Company+.................     3.96        1/07/2002      15,000,000
                                  1,000,000    General Electric Capital Corp. ............     6.15       11/05/2001       1,008,040
                                  4,750,000    General Electric Capital Corp. ............     5.50        4/15/2002       4,802,412
                                  5,000,000    Goldman Sachs Group, Inc.+.................     4.43        2/18/2002       5,012,611
                                  1,200,000    Goldman Sachs Group, Inc.+.................     4.94        7/15/2002       1,200,000
                                  8,000,000    Household Finance Corp.+...................     4.778       7/20/2001       8,000,939
                                  4,500,000    Household Finance Corp.+...................     4.195       8/24/2001       4,500,775
                                  7,500,000    Household Finance Corp.+...................     4.00        7/17/2002       7,500,000
                                  2,750,000    IBM Credit Corporation.....................     7.00        1/28/2002       2,794,286
                                  7,500,000    Morgan Stanley, Dean Witter & Co.+.........     4.005       7/16/2002       7,500,000
                                  7,000,000    Smith Barney Holdings, Inc.+...............     4.27        8/23/2001       7,003,057
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST --
                                               $79,530,089)                                                               79,562,320
------------------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--1.9%           10,000,000    Goldman Sachs Group, Inc.+.................     3.98        1/17/2002      10,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES (COST --
                                               $10,000,000)                                                               10,000,000
------------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           5,000,000    Fannie Mae.................................     5.74        8/10/2001       4,980,553
INSTRUMENTALITY
OBLIGATIONS--DISCOUNT--0.9%
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--DISCOUNT
                                               (COST -- $4,968,908)                                                        4,980,553
------------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           3,000,000    Federal Home Loan Banks....................     6.375      11/15/2002       3,080,601
INSTRUMENTALITY                   1,950,000    Federal Home Loan Banks....................     5.45        1/10/2003       1,965,844
OBLIGATIONS--                     2,000,000    Federal Home Loan Banks....................     5.385       1/30/2003       2,016,874
NON-DISCOUNT--18.7%               1,000,000    Federal Home Loan Mortgage Corporation.....     7.15        7/11/2002       1,002,429
                                  2,600,000    Federal Home Loan Mortgage Corporation.....     5.81        1/09/2003       2,623,603
                                  2,600,000    Federal Home Loan Mortgage Corporation.....     5.65        1/10/2003       2,625,548
                                  2,000,000    Federal Home Loan Mortgage Corporation.....     4.75        3/15/2003       2,006,832
                                  3,300,000    Federal Home Loan Mortgage Corporation.....     5.00        4/30/2003       3,306,382
                                 10,000,000    Federal National Mortgage Association+.....     3.751       9/17/2001       9,998,385
                                  9,500,000    Federal National Mortgage Association+.....     3.961       4/19/2002       9,500,000
                                 15,000,000    Federal National Mortgage Association+.....     3.865      12/18/2002      14,996,100
                                  7,000,000    Federal National Mortgage Association+.....     3.733      12/23/2002       6,995,233
                                 15,000,000    Student Loan Marketing Association+........     3.971       8/23/2001      14,999,182
                                  6,000,000    Student Loan Marketing Association+........     3.921       3/11/2002       5,998,020
                                  4,000,000    Student Loan Marketing Association+........     3.921       3/18/2002       3,998,643
                                  3,000,000    Student Loan Marketing Association+........     3.951       4/25/2002       2,999,065
                                 10,000,000    Student Loan Marketing Association+........     3.931      12/06/2002       9,997,208
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS -- NON-DISCOUNT
                                               (COST -- $97,965,490)                                                      98,109,949
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST --
                                               $519,736,931)--99.2%.......................                               519,936,967
                                               OTHER ASSETS LESS LIABILITIES--0.8%........                                 4,101,829
                                                                                                                        ------------
                                               NET ASSETS--100.0%.........................                              $524,038,796
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriated indexes. The interest rates shown are the rates in effect at June 30, 2001.
+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2001                      (in US dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                     PERCENT OF
INDUSTRIES                  HELD                                 STOCKS                                  VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ALUMINUM                     3,000    Alcan Aluminium Ltd. .......................................    $    126,060        0.6%
                             4,776    Alcoa Inc. .................................................         188,174        1.0
                                                                                                      ------------      -----
                                                                                                           314,234        1.6
--------------------------------------------------------------------------------------------------------------------------------
CANADIAN                     7,400    Alberta Energy Company Ltd. ................................         304,758        1.5
INDEPENDENTS                14,000    +Anderson Exploration Ltd. .................................         282,749        1.4
                            14,900    +Baytex Energy Ltd. ........................................          96,218        0.5
                             4,800    +Bonavista Petroleum Ltd. ..................................          90,775        0.5
                            21,325    +Canadian Hunter Exploration Ltd. ..........................         519,916        2.6
                             7,000    Canadian Natural Resources Ltd. ............................         206,873        1.0
                             3,000    +Chieftain International, Inc. .............................          86,220        0.4
                            14,009    +Gulf Canada Resources Limited..............................         113,357        0.6
                            17,000    +Gulf Canada Resources Limited (Ordinary)...................         137,700        0.7
                            13,200    Nexen Inc. .................................................         331,392        1.6
                            13,500    PanCanadian Petroleum Ltd. .................................         413,647        2.1
                               200    +Penn West Petroleum Ltd. ..................................           5,140        0.0
                             5,700    +Southward Energy Ltd. .....................................          28,169        0.1
                             6,000    Suncor Energy, Inc. ........................................         152,609        0.8
                             7,800    Talisman Energy Inc. .......................................         296,817        1.5
                             1,700    Talisman Energy Inc. .......................................          64,753        0.3
                                                                                                      ------------      -----
                                                                                                         3,131,093       15.6
--------------------------------------------------------------------------------------------------------------------------------
COAL                         6,000    CONSOL Energy, Inc..........................................         151,800        0.8
                             9,000    Massey Energy Company.......................................         177,840        0.9
                                                                                                      ------------      -----
                                                                                                           329,640        1.7
--------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   1    +Williams Communications Group, Inc. .......................               3        0.0
EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--ALTERNATIVE         10,000    +Millennium Cell Inc. ......................................         103,900        0.5
SOURCES
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER            4,600    Allegheny Energy, Inc. .....................................         221,950        1.1
PRODUCERS                    2,300    Constellation Energy Group..................................          97,980        0.5
                                                                                                      ------------      -----
                                                                                                           319,930        1.6
--------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL               5,400    Amerada Hess Corporation....................................         436,320        2.2
COMPANIES                    7,000    Chevron Corporation.........................................         633,500        3.2
                             6,600    Conoco Inc. (Class B).......................................         190,740        0.9
                             1,500    ENI SpA (ADR)*..............................................          92,550        0.5
                             5,804    Exxon Mobil Corporation.....................................         506,979        2.5
                             8,100    Murphy Oil Corporation......................................         596,160        3.0
                             7,000    Occidental Petroleum Corporation............................         186,130        0.9
                             3,200    Phillips Petroleum Company..................................         182,400        0.9
                             2,500    Royal Dutch Petroleum Company (NY Registered Shares)........         145,675        0.7
                             4,100    Texaco Inc. ................................................         273,060        1.3
                             8,200    USX-Marathon Group..........................................         241,982        1.2
                                                                                                      ------------      -----
                                                                                                         3,485,496       17.3
--------------------------------------------------------------------------------------------------------------------------------
LAND & OFFSHORE             69,000    +Drillers Technology Corp. .................................          73,656        0.4
DRILLING COMPANIES          14,400    +Drillers Technology Corp. (Warrants)***....................           2,277        0.0
                             7,700    +Global Marine Inc. ........................................         143,451        0.7
                             6,000    Helmerich & Payne, Inc. ....................................         184,920        0.9
                             8,500    +Enserco Energy Service Company Inc. .......................         107,538        0.5
                             6,000    +Nabors Industries, Inc. ...................................         223,200        1.1
                             9,400    +Noble Drilling Corporation.................................         307,850        1.5
                            12,400    +Patterson-UTI Energy, Inc. ................................         221,464        1.1
                             7,900    +Precision Drilling Corporation.............................         246,485        1.2
                             5,500    +Pride International, Inc. .................................         104,500        0.5
                             7,900    +Rowan Companies, Inc. .....................................         174,590        0.9
                             7,000    Santa Fe International Corporation..........................         203,000        1.0
                             6,800    Transocean Sedco Forex Inc. ................................         280,500        1.4
                                                                                                      ------------      -----
                                                                                                         2,273,431       11.2
--------------------------------------------------------------------------------------------------------------------------------
METALS & MINING            360,000    M.I.M. Holdings Limited.....................................         219,499        1.1
                            14,150    +Stillwater Mining Company..................................         413,888        2.1
                            25,600    WMC Limited.................................................         124,611        0.6
                                                                                                      ------------      -----
                                                                                                           757,998        3.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)          (in US dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                     PERCENT OF
INDUSTRIES                  HELD                                 STOCKS                                  VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS          3,800    Anadarko Petroleum Corporation..............................    $    205,314        1.0%
                             7,200    Apache Corporation..........................................         365,400        1.8
                             4,240    Burlington Resources Inc. ..................................         169,388        0.9
                             6,400    +CNOOC Limited (ADR)*.......................................         121,280        0.6
                             7,200    Cabot Oil & Gas Corporation (Class A).......................         175,680        0.9
                             8,075    Devon Energy Corporation....................................         423,938        2.1
                            14,100    EOG Resources, Inc. ........................................         501,255        2.5
                            17,300    +Gulf Indonesia Resources Ltd. .............................         175,768        0.9
                             6,779    Kerr-McGee Corporation......................................         449,244        2.2
                             6,500    Noble Affiliates, Inc. .....................................         229,775        1.2
                            12,000    Ocean Energy Inc. ..........................................         209,400        1.1
                             5,000    +Pioneer Natural Resources Company..........................          85,250        0.4
                             7,400    Pogo Producing Company......................................         177,600        0.9
                            11,300    +Triton Energy Limited......................................         370,075        1.8
                             4,200    Unocal Corporation..........................................         143,430        0.7
                                                                                                      ------------      -----
                                                                                                         3,802,797       19.0
--------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                13,000    +BJ Services Company........................................         368,940        1.8
                             9,300    Baker Hughes Incorporated...................................         311,550        1.5
                             3,700    Coflexip SA (ADR)*..........................................         251,600        1.3
                             2,500    +Cooper Cameron Corporation.................................         139,500        0.7
                            23,400    Ensign Resource Service Group, Inc. ........................         232,057        1.1
                            11,000    +FMC Technologies, Inc. ....................................         227,150        1.1
                             9,000    +Grant Prideco, Inc. .......................................         157,410        0.8
                             8,000    +National-Oilwell, Inc. ....................................         214,400        1.1
                            10,400    +Oil States International, Inc. ............................          95,888        0.5
                            24,400    Saipem SpA..................................................         133,651        0.7
                             3,800    Schlumberger Limited........................................         200,070        1.0
                             2,400    +Smith International, Inc. .................................         143,760        0.7
                             8,850    +Stolt Offshore SA..........................................         112,806        0.6
                            14,900    +Tesco Corporation..........................................         167,890        0.8
                             3,300    Tidewater Inc. .............................................         124,410        0.6
                            12,900    +Weatherford International, Inc. ...........................         619,200        3.1
                                                                                                      ------------      -----
                                                                                                         3,500,282       17.4
--------------------------------------------------------------------------------------------------------------------------------
PAPER                       21,000    Sappi Limited (ADR)*........................................         187,950        0.9
--------------------------------------------------------------------------------------------------------------------------------
PIPELINES                    1,889    El Paso Corporation.........................................          99,248        0.5
                             7,400    Equitable Resources, Inc. ..................................         246,494        1.2
                             6,200    The Williams Companies, Inc. ...............................         204,290        1.0
                                                                                                      ------------      -----
                                                                                                           550,032        2.7
--------------------------------------------------------------------------------------------------------------------------------
REFINING                     4,400    Sunoco, Inc. ...............................................         161,172        0.8
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL STOCKS (COST--$16,371,547)                                  18,917,958       94.1
--------------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT                        SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**        $300,000    General Motors Acceptance Corp.,
                                        4.13% due 7/02/2001.......................................         299,897        1.5
--------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                         Freddie Mac:
AGENCY OBLIGATIONS**       500,000      3.85% due 7/13/2001.......................................         499,251        2.5
                           500,000      3.83% due 7/17/2001.......................................         499,042        2.4
                                                                                                      ------------      -----
                                                                                                           998,293        4.9
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST--$1,298,190)                     1,298,190        6.4
--------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST--$17,669,737).......................      20,216,148      100.5
                                      LIABILITIES IN EXCESS OF OTHER ASSETS.......................        (106,634)      (0.5)
                                                                                                      ------------      -----
                                      NET ASSETS..................................................    $ 20,109,514      100.0%
                                                                                                      ============      =====
--------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
*** Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 2001
--------------------------------------------------------------------------------

                                                                   BALANCED                                 CORE
                                                                   CAPITAL             CAPITAL              BOND
                                                                   STRATEGY             STOCK             STRATEGY
                                                                  PORTFOLIO           PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*......................................    $1,218,731,956       $318,535,235       $140,847,800
Unrealized appreciation on forward foreign exchange
  contracts.................................................                --                 --                 --
Cash........................................................                --                 --          3,995,284
Foreign cash................................................               604                 --                 --
Receivable for securities sold..............................                --                 --                 --
Interest receivable.........................................         6,829,360                 --          1,549,978
Receivable for capital shares sold..........................                --                939             33,246
Dividends receivable........................................           510,760            327,699                 --
Receivable for paydowns.....................................                --                 --                 --
Receivable for variation margin.............................                --                 --                 --
Receivable for loaned securities............................                --                 --                555
Prepaid expenses and other assets...........................            38,924             20,863             20,244
                                                                --------------       ------------       ------------
  Total assets..............................................     1,226,111,604        318,884,736        146,447,107
                                                                --------------       ------------       ------------
LIABILITIES:
Call options written, at value++............................                --                 --                 --
Payable for securities purchased............................         1,649,960                 --         22,802,969
Payable for capital shares redeemed.........................           491,371             22,006                876
Payable for custodian bank..................................           499,559            386,762                 --
Payable to investment adviser...............................           311,315             80,222             31,154
Payable for dividends to shareholders.......................                --                 --                 --
Accrued expenses and other liabilities......................           138,913             19,270              7,595
                                                                --------------       ------------       ------------
  Total liabilities.........................................         3,091,118            508,260         22,842,594
                                                                --------------       ------------       ------------
NET ASSETS..................................................    $1,223,020,486       $318,376,476       $123,604,513
                                                                ==============       ============       ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    8,961,729       $  1,756,362       $  1,110,035
Paid-in capital in excess of par............................     1,266,269,366        338,868,815        127,621,942
Accumulated distributions in excess of investment
  income--net...............................................                --                 --                 --
Undistributed (accumulated) investment income (loss)--net...        12,026,236          1,260,306            513,075
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................        (7,476,124)       (25,847,252)        (5,203,370)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................       (25,306,411)       (16,863,994)                --
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................       (31,454,310)        19,202,239           (437,169)
                                                                --------------       ------------       ------------
NET ASSETS..................................................    $1,223,020,486       $318,376,476       $123,604,513
                                                                ==============       ============       ============
Capital shares outstanding..................................        89,617,291         17,563,621         11,100,350
                                                                ==============       ============       ============
Net asset value, offering and redemption price per share....    $        13.65       $      18.13       $      11.14
                                                                ==============       ============       ============
*Identified cost............................................    $1,250,174,791       $299,332,800       $141,284,969
                                                                ==============       ============       ============
+Authorized shares..........................................       300,000,000        100,000,000        100,000,000
                                                                ==============       ============       ============
++Premiums received.........................................    $           --       $         --       $         --
                                                                ==============       ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FUNDAMENTAL       GLOBAL                     INTERMEDIATE
       GROWTH       ALLOCATION        HIGH        GOVERNMENT        MONEY          NATURAL
      STRATEGY       STRATEGY        YIELD           BOND          RESERVE        RESOURCES
     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------
    $460,912,685   $153,490,250   $ 75,766,576   $233,824,598   $  519,936,967   $ 20,216,148
              --         49,335             --             --               --             --
              --        388,339        997,899             --            1,375          1,730
          16,191      8,778,029             --             --               --         30,651
      17,920,619     26,015,923             --             --               --             --
              --      1,442,415      1,630,937      2,480,066        3,394,891             --
              --        191,648             --         40,877        1,861,830         87,603
         173,472        253,568         61,726             --               --         11,380
              --             --             --         57,015               --             --
              --         31,725             --             --               --          1,896
              --             --             --            362               --             --
          26,559         21,992         32,022         21,687           26,521         18,884
    ------------   ------------   ------------   ------------   --------------   ------------
     479,049,526    190,663,224     78,489,160    236,424,605      525,221,584     20,368,292
    ------------   ------------   ------------   ------------   --------------   ------------
              --        131,765             --             --               --             --
      14,860,415     16,488,011      1,244,301     14,296,547               --        256,138
         516,978            340        286,602          5,830        1,004,921            473
              --             --             --             --               --             --
         121,173         44,648         21,221         55,935          130,052             --
              --             --             --             --              322             --
          42,920         71,602         18,424         27,692           47,493          2,167
    ------------   ------------   ------------   ------------   --------------   ------------
      15,541,486     16,736,366      1,570,548     14,386,004        1,182,788        258,778
    ------------   ------------   ------------   ------------   --------------   ------------
    $463,508,040   $173,926,858   $ 76,918,612   $222,038,601   $  524,038,796   $ 20,109,514
    ============   ============   ============   ============   ==============   ============
    $  2,035,614   $  1,425,323   $  1,236,193   $  2,024,608   $   52,383,876   $    184,907
     532,264,515    194,142,404    113,947,860    227,035,393      471,454,884     18,385,881
              --       (243,725)            --             --               --             --
       1,308,760             --        375,399      1,004,135               --         71,807
     (47,130,062)    (4,363,371)   (15,290,320)   (10,133,846)              --     (1,080,443)
        (836,258)    (6,223,193)            --             --               --             --
     (24,134,529)   (10,810,580)   (23,350,520)     2,108,311          200,036      2,547,362
    ------------   ------------   ------------   ------------   --------------   ------------
    $463,508,040   $173,926,858   $ 76,918,612   $222,038,601   $  524,038,796   $ 20,109,514
    ============   ============   ============   ============   ==============   ============
      20,356,138     14,253,226     12,361,928     20,246,084      523,838,761      1,849,070
    ============   ============   ============   ============   ==============   ============
    $      22.77   $      12.20   $       6.22   $      10.97   $         1.00   $      10.88
    ============   ============   ============   ============   ==============   ============
    $485,045,731   $163,743,404   $ 99,117,096   $231,716,287   $  519,736,931   $ 17,669,737
    ============   ============   ============   ============   ==============   ============
     100,000,000    100,000,000    100,000,000    100,000,000    2,000,000,000    100,000,000
    ============   ============   ============   ============   ==============   ============
    $         --   $    309,019   $         --   $         --   $           --   $         --
    ============   ============   ============   ============   ==============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                  BALANCED                               CORE
                                                                  CAPITAL            CAPITAL             BOND
                                                                  STRATEGY            STOCK            STRATEGY
                                                                 PORTFOLIO          PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount earned*...............................    $ 15,197,561       $    622,977       $3,806,985
Dividends*..................................................       3,632,636          1,608,411               --
Other income................................................          29,452              3,287           36,839
                                                                ------------       ------------       ----------
  Total income..............................................      18,859,649          2,234,675        3,843,824
                                                                ------------       ------------       ----------
EXPENSES:
Investment advisory fees....................................       1,946,329            525,516          198,940
Accounting services.........................................         241,572             46,757           17,483
Custodian fees..............................................          98,159             26,865           12,001
Professional fees...........................................          22,169             32,882           16,199
Transfer agent fees.........................................          18,493              9,998            4,894
Reorganization costs........................................          59,431                 --               --
Directors' fees and expenses................................          12,026              4,135            1,156
Pricing services............................................           7,968              1,878            5,073
Registration fees...........................................           6,952              6,403               --
Printing and shareholder reports............................           4,754              4,695              439
Other.......................................................          15,286              4,832            1,840
                                                                ------------       ------------       ----------
Total expenses before reimbursement.........................       2,433,139            663,961          258,025
Reimbursement of expenses...................................              --                 --               --
                                                                ------------       ------------       ----------
Total expenses after reimbursement..........................       2,433,139            663,961          258,025
                                                                ------------       ------------       ----------
Investment income--net......................................      16,426,510          1,570,714        3,585,799
                                                                ------------       ------------       ----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................      (5,128,093)       (25,880,223)         786,285
Realized gain (loss) on foreign currency
  transactions--net.........................................         253,508             32,970               --
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (79,859,652)         1,492,720         (677,753)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................         (94,825)           (20,816)              --
                                                                ------------       ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(68,402,552)      $(22,804,635)      $3,694,331
                                                                ============       ============       ==========
  * Net of foreign withholding tax..........................    $     53,192       $      2,987       $       --
                                                                ============       ============       ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FUNDAMENTAL    GLOBAL                       INTERMEDIATE
       GROWTH      ALLOCATION        HIGH        GOVERNMENT       MONEY        NATURAL
      STRATEGY     STRATEGY          YIELD          BOND         RESERVE      RESOURCES
     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------
    $    512,138   $  1,646,845   $ 4,587,310   $ 6,691,198    $14,113,461   $    30,554
       1,774,171        972,354       224,837            --             --        92,159
          34,284         20,377        28,750        52,668             --            --
    ------------   ------------   -----------   -----------    -----------   -----------
       2,320,593      2,639,576     4,840,897     6,743,866     14,113,461       122,713
    ------------   ------------   -----------   -----------    -----------   -----------
         841,479        303,148       143,773       358,955        843,853        33,065
          78,717         28,127        14,127        35,062         75,144         3,486
          26,472         71,185         7,620        21,447         12,146         6,956
          19,264          9,888        16,193        14,008         17,065        15,071
          10,970          7,462         5,058         5,804         10,117         2,564
              --             --            --            --             --            --
           5,984          2,401           929         2,152          6,067           203
             196          3,943         4,919         8,506            485           817
          14,565            995           261            37             --           304
           7,700          2,673         1,327           789          6,726           127
           8,471          3,972         1,564         2,702          3,208           616
    ------------   ------------   -----------   -----------    -----------   -----------
       1,013,818        433,794       195,771       449,462        974,811        63,209
              --             --            --            --             --       (12,610)
    ------------   ------------   -----------   -----------    -----------   -----------
       1,013,818        433,794       195,771       449,462        974,811        50,599
    ------------   ------------   -----------   -----------    -----------   -----------
       1,306,775      2,205,782     4,645,126     6,294,404     13,138,650        72,114
    ------------   ------------   -----------   -----------    -----------   -----------
     (47,120,979)    (4,682,002)   (3,735,663)    1,292,400         32,092     1,124,280
          (9,083)       318,633            --            --             --          (943)
     (44,630,771)   (13,360,138)    2,076,328    (1,797,701)       124,741    (2,602,939)
          (1,056)    (1,086,973)           --            --             --           938
    ------------   ------------   -----------   -----------    -----------   -----------
    $(90,455,114)  $(16,604,698)  $ 2,985,791   $ 5,789,103    $13,295,483   $(1,406,550)
    ============   ============   ===========   ===========    ===========   ===========
    $     11,272   $     99,392   $        --   $        --    $        --   $     3,071
    ============   ============   ===========   ===========    ===========   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           BALANCED CAPITAL
                                                                          STRATEGY PORTFOLIO
                                                                  ----------------------------------
                                                                   FOR THE SIX           FOR THE
                                                                   MONTHS ENDED         YEAR ENDED
                                                                     JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                     2001                2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $   16,426,510      $   32,965,748
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................          (4,874,585)        137,074,708
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........         (79,859,652)       (233,100,236)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................             (94,825)             95,999
                                                                  --------------      --------------
Net increase (decrease) in net assets resulting from
  operations................................................         (68,402,552)        (62,963,781)
                                                                  --------------      --------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................             (42,576)        (31,304,634)
In excess of investment income--net.........................                  --         (12,181,704)
Realized gain on investments--net...........................                  --        (149,895,826)
In excess of realized gain on investments--net..............                  --         (17,464,435)
                                                                  --------------      --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................             (42,576)       (210,846,599)
                                                                  --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................          44,842,770          78,414,796
                                                                  --------------      --------------
NET ASSETS:
Total increase (decrease) in net assets.....................         (23,602,358)       (195,395,584)
Beginning of period.........................................       1,246,622,844       1,442,018,428
                                                                  --------------      --------------
End of period*..............................................      $1,223,020,486      $1,246,622,844
                                                                  ==============      ==============
 * Undistributed (accumulated distributions in excess of)
  investment income--net....................................      $   12,044,206      $   (4,339,728)
                                                                  ==============      ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           CAPITAL STOCK                    CORE BOND                 FUNDAMENTAL GROWTH              GLOBAL ALLOCATION
             PORTFOLIO                 STRATEGY PORTFOLIO             STRATEGY PORTFOLIO             STRATEGY PORTFOLIO
    ----------------------------   ---------------------------   -----------------------------   ---------------------------
    FOR THE SIX       FOR THE      FOR THE SIX      FOR THE       FOR THE SIX       FOR THE      FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED     MONTHS ENDED    YEAR ENDED    MONTHS ENDED     YEAR ENDED     MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,     JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
        2001           2000            2001           2000           2001            2000            2001           2000
----------------------------------------------------------------------------------------------------------------------------
    $ 1,570,714    $   5,273,415   $ 3,585,799    $ 8,027,422    $  1,306,775    $   3,167,241   $ 2,205,782    $  5,199,046
    (25,847,253)      69,697,205       786,285     (3,756,433)    (47,130,062)     129,225,166    (4,363,369)     14,683,666
                    (113,335,143)     (677,753)     6,345,217     (44,630,771)    (173,535,507)  (13,360,138)    (42,099,384)
      1,492,720
        (20,816)          20,985            --             --          (1,056)            (427)   (1,086,973)        613,502
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
    (22,804,635)     (38,343,538)    3,694,331     10,616,206     (90,455,114)     (41,143,527)  (16,604,698)    (21,603,170)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
         (6,424)      (5,283,411)   (3,690,374)    (7,409,779)             --       (3,182,370)           --      (5,199,046)
             --       (1,494,434)           --             --              --               --            --        (195,349)
             --      (77,831,590)           --             --              --     (140,966,956)           --     (16,126,638)
             --      (15,673,544)           --             --              --         (877,234)           --      (7,737,622)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
         (6,424)    (100,282,979)   (3,690,374)    (7,409,779)             --     (145,026,560)           --     (29,258,655)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
    (15,351,606)      64,785,474     5,512,538     (5,125,462)    (28,301,530)     145,032,237   (10,326,021)     10,020,677
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
    (38,162,665)     (73,841,043)    5,516,495     (1,919,035)   (118,756,644)     (41,137,850)  (26,930,719)    (40,841,148)
    356,539,141      430,380,184   118,088,018    120,007,053     582,264,684      623,402,534   200,857,577     241,698,725
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
    $318,376,476   $ 356,539,141   $123,604,513   $118,088,018   $463,508,040    $ 582,264,684   $173,926,858   $200,857,577
    ============   =============   ============   ============   =============   =============   ============   ============
    $ 1,260,306    $    (303,984)  $   513,075    $   617,650    $  1,308,760    $       1,985   $  (243,725)   $ (2,449,507)
    ============   =============   ============   ============   =============   =============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                       HIGH YIELD PORTFOLIO
                                                                  ------------------------------
                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2001              2000
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $ 4,645,126       $ 9,644,167
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       (3,735,663)       (6,095,170)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........        2,076,328        (7,347,312)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................               --                --
                                                                  ------------      -----------
Net increase (decrease) in net assets resulting from
  operations................................................        2,985,791        (3,798,315)
                                                                  ------------      -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................       (4,733,832)       (8,990,381)
In excess of investment income--net:........................               --                --
Realized gain on investments--net...........................               --                --
In excess of realized gain on investments--net..............               --                --
                                                                  ------------      -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (4,733,832)       (8,990,381)
                                                                  ------------      -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (10,821,024)        3,059,587
                                                                  ------------      -----------
NET ASSETS:
Total increase (decrease) in net assets.....................      (12,569,065)       (9,729,109)
Beginning of period.........................................       89,487,677        99,216,786
                                                                  ------------      -----------
End of period*..............................................      $76,918,612       $89,487,677
                                                                  ============      ===========
 * Undistributed (accumulated distributions in excess of)
  investment income--net....................................      $   375,399       $   464,105
                                                                  ============      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERMEDIATE GOVERNMENT
          BOND PORTFOLIO            MONEY RESERVE PORTFOLIO     NATURAL RESOURCES PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------
    FOR THE SIX      FOR THE      FOR THE SIX      FOR THE      FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
        2001           2000           2001           2000           2001           2000
-------------------------------------------------------------------------------------------
    $ 6,294,404    $13,567,885    $13,138,650    $32,055,336    $    72,114    $    162,775
      1,292,400     (3,283,679)        32,092          5,201      1,123,337         739,130
                    12,954,792        124,741        447,417     (2,602,939)      4,181,451
     (1,797,701)
             --             --             --             --            938               2
    ------------   ------------   ------------   ------------   ------------   ------------
      5,789,103     23,238,998     13,295,483     32,507,954     (1,406,550)      5,083,358
    ------------   ------------   ------------   ------------   ------------   ------------
     (6,347,226)   (12,510,938)   (13,138,650)   (32,055,336)            --        (161,509)
             --             --             --             --             --              --
             --             --        (32,092)        (5,201)            --              --
             --             --             --             --             --              --
    ------------   ------------   ------------   ------------   ------------   ------------
     (6,347,226)   (12,510,938)   (13,170,742)   (32,060,537)            --        (161,509)
    ------------   ------------   ------------   ------------   ------------   ------------
      6,927,309    (11,022,175)    19,838,135    (63,734,984)       988,673       2,841,332
    ------------   ------------   ------------   ------------   ------------   ------------
      6,369,186       (294,115)    19,962,876    (63,287,567)      (417,877)      7,763,181
    215,669,415    215,963,530    504,075,920    567,363,487     20,527,391      12,764,210
    ------------   ------------   ------------   ------------   ------------   ------------
    $222,038,601   $215,669,415   $524,038,796   $504,075,920   $20,109,514    $ 20,527,391
    ============   ============   ============   ============   ============   ============
    $ 1,004,135    $ 1,056,957             --             --    $    71,807    $       (307)
    ============   ============   ============   ============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                          BALANCED CAPITAL STRATEGY PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                        FOR THE
                                                          SIX
                                                         MONTHS
                                                         ENDED                      FOR THE YEAR ENDED DECEMBER 31,
                                                        JUNE 30,       ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $    14.44      $    18.19      $    18.17      $    18.97      $    17.13
                                                       ----------      ----------      ----------      ----------      ----------
Investment income--net+..........................             .19             .43             .35             .43             .47
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................            (.98)          (1.31)           2.99            1.35            2.57
                                                       ----------      ----------      ----------      ----------      ----------
Total from investment operations.................            (.79)           (.88)           3.34            1.78            3.04
                                                       ----------      ----------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...........................              --++          (.43)           (.70)           (.57)           (.29)
In excess of investment income--net..............              --            (.16)           (.06)             --              --
Realized gain on investments--net................              --           (2.04)          (2.56)          (2.01)           (.91)
In excess of realized gain on investments--net...              --            (.24)             --              --              --
                                                       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions................              --           (2.87)          (3.32)          (2.58)          (1.20)
                                                       ----------      ----------      ----------      ----------      ----------
Net asset value, end of period...................      $    13.65      $    14.44      $    18.19      $    18.17      $    18.97
                                                       ==========      ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............          (5.47%)#       (4.92%)         20.21%          10.83%          19.17%
                                                       ==========      ==========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.........            .40%*           .38%            .39%            .38%            .39%
                                                       ==========      ==========      ==========      ==========      ==========
Expenses.........................................            .41%*           .38%            .39%            .38%            .39%
                                                       ==========      ==========      ==========      ==========      ==========
Investment income--net...........................           2.76%*          2.39%           2.00%           2.45%           2.65%
                                                       ==========      ==========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $1,223,020      $1,246,623      $1,442,018      $1,340,253      $1,329,531
                                                       ==========      ==========      ==========      ==========      ==========
Portfolio turnover...............................         125.04%         103.15%         106.04%         110.08%         108.41%
                                                       ==========      ==========      ==========      ==========      ==========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01.
 # Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAPITAL STOCK PORTFOLIO                              CORE BOND STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED          FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -----------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $  19.34   $  29.43   $  27.03   $  26.79   $  23.25   $  11.13   $  10.83   $  11.91   $  11.72   $  11.53
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .09        .36        .18        .26        .33        .33        .75        .74        .75        .79
       (1.30)     (3.17)      7.56       3.39       4.57        .02        .24      (1.02)       .21        .18
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       (1.21)     (2.81)      7.74       3.65       4.90        .35        .99       (.28)       .96        .97
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
          --++     (.38)      (.41)      (.50)      (.22)      (.34)      (.69)      (.80)      (.77)      (.78)
          --       (.11)      (.02)        --         --         --         --         --         --         --
          --      (5.65)     (4.91)     (2.91)     (1.14)        --         --         --         --         --
          --      (1.14)        --         --         --         --         --         --         --         --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
          --      (7.28)     (5.34)     (3.41)     (1.36)      (.34)      (.69)      (.80)      (.77)      (.78)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  18.13   $  19.34   $  29.43   $  27.03   $  26.79   $  11.14   $  11.13   $  10.83   $  11.91   $  11.72
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
      (6.25%)#    (9.87%)   31.63%     15.56%     22.47%      3.17%#    9.57%     (2.35%)     8.45%      8.80%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .41%*      .39%       .37%       .38%       .41%       .42%*      .41%       .39%       .38%       .38%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .98%*     1.26%       .68%      1.03%      1.38%      5.89%*     6.94%      6.54%      6.39%      6.87%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $318,376   $356,539   $430,380   $356,597   $335,802   $123,605   $118,088   $120,007   $131,729   $124,746
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     113.52%    103.85%     81.60%    110.95%     90.19%    188.76%    109.60%    110.90%    106.93%    107.02%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                              FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  27.03      $  38.03      $  36.70      $  32.82      $  27.79
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .06+          .19           .31           .19           .24
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         (4.32)        (2.49)        12.06         10.00          8.01
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................         (4.26)        (2.30)        12.37         10.19          8.25
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................            --          (.19)         (.49)         (.24)         (.18)
In excess of investment income--net........................            --            --            --            --            --
Realized gain on investments--net..........................            --         (8.46)       (10.55)        (6.07)        (3.04)
In excess of realized gain on investments--net.............            --          (.05)           --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................            --         (8.70)       (11.04)        (6.31)        (3.22)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  22.77      $  27.03      $  38.03      $  36.70      $  32.82
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................       (15.76%)++     (6.38%)       38.99%        38.18%        33.75%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .39%*         .38%          .37%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .51%*         .48%          .86%          .61%          .86%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $463,508      $582,265      $623,403      $456,228      $333,023
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        70.25%       105.19%        90.44%        60.69%        84.90%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            GLOBAL ALLOCATION STRATEGY PORTFOLIO                          HIGH YIELD PORTFOLIO
    ----------------------------------------------------   --------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED         FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   ---------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999       1998       1997
-------------------------------------------------------------------------------------------------------------
    $  13.33   $  17.17   $  16.00   $  17.44   $  16.80   $  6.40    $  7.45   $  7.90   $   9.19   $   9.15
    --------   --------   --------   --------   --------   -------    -------   -------   --------   --------
         .15+       .38+       .30+       .43+       .47+      .35+       .74+      .77+       .85+       .90+
       (1.28)     (1.99)      3.02        .97       1.35      (.18)     (1.10)     (.35)     (1.29)       .04
    --------   --------   --------   --------   --------   -------    -------   -------   --------   --------
       (1.13)     (1.61)      3.32       1.40       1.82       .17       (.36)      .42       (.44)       .94
    --------   --------   --------   --------   --------   -------    -------   -------   --------   --------
          --       (.40)      (.32)      (.70)      (.55)     (.35)      (.69)     (.85)      (.85)      (.90)
          --       (.01)      (.21)        --         --        --         --      (.02)        --         --
          --      (1.23)     (1.62)     (2.14)      (.63)       --         --        --         --         --
          --       (.59)        --         --         --        --         --        --         --         --
    --------   --------   --------   --------   --------   -------    -------   -------   --------   --------
          --      (2.23)     (2.15)     (2.84)     (1.18)     (.35)      (.69)     (.87)      (.85)      (.90)
    --------   --------   --------   --------   --------   -------    -------   -------   --------   --------
    $  12.20   $  13.33   $  17.17   $  16.00   $  17.44   $  6.22    $  6.40   $  7.45   $   7.90   $   9.19
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========
      (8.48%)++   (9.42%)   21.36%      9.49%     11.72%     2.63%++   (5.14%)    5.85%     (5.19%)    10.74%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========
        .47%*      .46%       .42%       .41%       .45%      .44%*      .42%      .39%       .39%       .39%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========
       2.38%*     2.31%      1.84%      2.75%      2.69%    10.56%*    10.44%     9.98%      9.86%      9.67%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========
    $173,927   $200,858   $241,699   $231,144   $248,505   $76,919    $89,488   $99,217   $116,610   $143,764
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========
      75.61%    121.89%    106.83%    124.92%    108.04%    41.49%     57.39%    57.86%     47.69%     60.94%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                                INTERMEDIATE GOVERNMENT PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  10.99      $  10.45      $  11.32      $  11.08      $  10.93
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .32+          .68+          .67+          .71+          .73+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          (.07)          .49          (.81)          .25           .15
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................           .25          1.17          (.14)          .96           .88
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.27)         (.63)         (.73)         (.72)         (.73)
In excess of investment income--net........................            --            --            --            --            --
Realized gain on investments--net..........................            --            --            --            --            --
In excess of realized gain on investments--net.............            --            --            --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.27)         (.63)         (.73)         (.72)         (.73)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  10.97      $  10.99      $  10.45      $  11.32      $  11.08
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................         2.74%#       11.64%        (1.25%)        8.94%         8.42%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................          .41%*         .39%          .38%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .41%*         .39%          .38%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         5.73%*        6.47%         6.15%         6.44%         6.74%
                                                                 ========      ========      ========      ========      ========
Investment income--net, and realized gain on
  investments--net.........................................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $222,039      $215,669      $215,964      $240,583      $222,212
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        67.68%       105.38%       206.20%        65.67%        41.23%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.
 # Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  MONEY RESERVE PORTFOLIO                            NATURAL RESOURCES PORTFOLIO
    ----------------------------------------------------   ------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED        FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 11.56    $  8.30   $  6.86   $  8.12   $  9.19
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .03        .06        .05        .05        .05       .04+       .10+      .11+      .15+      .14+
          --++       --++       --++       --++       --++    (.72)      3.25      1.60     (1.23)    (1.14)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .03        .06        .05        .05        .05      (.68)      3.35      1.71     (1.08)    (1.00)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.03)      (.06)      (.05)      (.05)      (.05)       --       (.09)     (.27)     (.18)     (.07)
          --         --         --         --         --        --         --        --        --        --
          --++       --++       --++       --++       --++      --         --        --        --        --
          --         --         --         --         --        --         --        --        --        --
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.03)      (.06)      (.05)      (.05)      (.05)       --       (.09)     (.27)     (.18)     (.07)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 10.88    $ 11.56   $  8.30   $  6.86   $  8.12
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
       2.57%#     6.19%      5.01%      5.42%      5.43%    (5.88%)#   40.43%   (25.50%)   13.57%   (10.97%)
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
        .38%*      .37%       .37%       .36%       .36%      .50%*      .50%      .50%      .50%      .50%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
        .38%*      .37%       .37%       .36%       .36%      .62%*      .58%      .59%      .63%      .59%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --*        --         --         --         --      .71%*     1.05%     1.40%     1.94%     1.65%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
       5.10%*     6.11%      4.91%      5.26%      5.30%        --         --        --        --        --
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
    $524,039   $504,076   $567,363   $578,802   $525,717   $20,110    $20,527   $12,764   $11,764   $17,352
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --    17.70%     44.87%    73.71%    29.62%    24.10%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Allocation Strategy Portfolio (formerly Global Strategy Portfolio) and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Balanced Capital Strategy (formerly Multiple Strategy Portfolio) and Money Reserve Portfolios: Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Capital Stock, Core Bond Strategy (formerly Long-Term Corporate Bond Portfolio), Fundamental Growth Strategy (formerly Growth Stock Portfolio), Global Allocation Strategy, High Yield, Intermediate Government Bond and Natural Resources Portfolios: Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy, Capital Stock, Global Allocation Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- Options--Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Balanced Capital Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(j) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(k) Expenses--Certain expenses have been allocated to the individual Funds in the Portfolio on a pro rata basis based on the respective aggregate net asset value of each Fund included in the Portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the nine combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, the Natural Resources Portfolio was reimbursed in the amount of $12,610.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $147,607 in the Balanced Capital Strategy Portfolio, $33,305 in the Capital Stock Portfolio, $125,232 in the Fundamental Growth Strategy Portfolio, $53,583 in the Global Allocation Strategy Portfolio, and $1,192 in the Natural Resources Portfolio for the six months ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Capital Strategy Portfolio $652; Core Bond Strategy Portfolio $3,065; Global Allocation Strategy $182; High Yield Portfolio $75, Intermediate Government Bond Portfolio $1,070; and for security price quotations to compute the net asset value of the Portfolios.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $72,464 in Balanced Capital Strategy Portfolio, $4,410 in Capital Stock Portfolio, $1,275 in Core Bond Strategy Portfolio, $7,331 in Fundamental Growth Strategy Portfolio, $2,477 in Global Allocation Strategy Portfolio, $1,081 in High Yield Portfolio, $4,439 in Intermediate Government Portfolio, $6,293 in Money Reserves Portfolio, and $908 in Natural Resources Portfolio for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were as follows:

                                  BALANCED                                    FUNDAMENTAL       GLOBAL
                                  CAPITAL         CAPITAL       CORE BOND        GROWTH       ALLOCATION        HIGH
                                  STRATEGY         STOCK         STRATEGY       STRATEGY       STRATEGY        YIELD
                                 PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
Total Purchases..............  $1,542,665,879   $380,915,521   $223,421,516   $362,635,071   $122,546,578   $ 32,770,933
                               ==============   ============   ============   ============   ============   ============
Total Sales..................  $1,472,813,429   $345,067,763   $216,705,215   $346,739,647   $148,104,995   $ 40,546,869
                               ==============   ============   ============   ============   ============   ============

                               INTERMEDIATE
                                GOVERNMENT       NATURAL
                                   BOND         RESOURCES
                                PORTFOLIO       PORTFOLIO
-----------------------------  -----------------------------
Total Purchases..............  $153,962,377   $    5,698,742
                               ============   ==============
Total Sales..................  $144,235,518   $    3,353,255
                               ============   ==============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of June 30, 2001, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                                      FUNDAMENTAL       GLOBAL
                                                        BALANCED          CAPITAL       CORE BOND        GROWTH       ALLOCATION
                                                    CAPITAL STRATEGY       STOCK         STRATEGY       STRATEGY       STRATEGY
                                                       PORTFOLIO         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities............................   $   38,782,264    $ 28,652,851    $  1,139,219   $ 31,836,291   $  6,545,680
Depreciated securities............................      (70,225,099)     (9,450,416)     (1,576,388)   (55,969,337)   (16,798,834)
                                                     --------------    ------------    ------------   ------------   ------------
Net unrealized appreciation (depreciation)........   $  (31,442,835)   $ 19,202,435    $   (437,169)  $(24,133,046)  $(10,253,154)
                                                     ==============    ============    ============   ============   ============
Cost for Federal income tax purposes, including
 options written..................................   $1,250,174,791    $299,332,800    $141,284,969   $485,045,731   $163,434,385
                                                     ==============    ============    ============   ============   ============

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

                                              BALANCED                                               CORE BOND
                                          CAPITAL STRATEGY              CAPITAL STOCK                STRATEGY
                                             PORTFOLIO                    PORTFOLIO                  PORTFOLIO
                                     --------------------------   --------------------------   ---------------------
                                      REALIZED                      REALIZED     UNREALIZED    REALIZED
                                        GAINS       UNREALIZED       GAINS          GAINS       GAINS     UNREALIZED
                                      (LOSSES)        LOSSES        (LOSSES)      (LOSSES)     (LOSSES)     LOSSES
--------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities..............  $(5,131,153)  $(31,442,835)  $(25,986,507)  $19,202,435   $786,349   $(437,169)
 Short-term securities.............        3,060             --          9,734            --        (64)         --
 Financial futures contracts.......           --             --         96,550            --         --          --
 Options written...................           --             --             --            --         --          --
                                     -----------   ------------   ------------   -----------   --------   ---------
Total investments..................   (5,128,093)   (31,442,835)   (25,880,223)   19,202,435    786,285    (437,169)
                                     -----------   ------------   ------------   -----------   --------   ---------
Currency transactions:
 Forward foreign exchange
   contracts.......................           --             --             --            --         --          --
 Foreign currency transactions.....      253,508        (11,475)        32,970          (196)        --          --
                                     -----------   ------------   ------------   -----------   --------   ---------
Total currency transactions........      253,508        (11,475)        32,970          (196)        --          --
                                     -----------   ------------   ------------   -----------   --------   ---------
Total..............................  $(4,874,585)  $(31,454,310)  $(25,847,253)  $19,202,239   $786,285   $(437,169)
                                     ===========   ============   ============   ===========   ========   =========

                                             FUNDAMENTAL               GLOBAL ALLOCATION
                                               GROWTH                       STRATEGY
                                         STRATEGY PORTFOLIO                PORTFOLIO
                                     ---------------------------   --------------------------
                                       REALIZED                     REALIZED      UNREALIZED
                                        GAINS        UNREALIZED       GAINS         GAINS
                                       (LOSSES)        LOSSES       (LOSSES)       (LOSSES)
-----------------------------------  --------------------------------------------------------
Investments:
 Long-term securities..............  $(47,123,966)  $(24,133,046)  $(5,503,701)  $(10,253,154)
 Short-term securities.............         2,987             --         1,058             --
 Financial futures contracts.......            --             --       820,641       (248,349)
 Options written...................            --             --            --        177,254
                                     ------------   ------------   -----------   ------------
Total investments..................   (47,120,979)   (24,133,046)   (4,682,002)   (10,324,249)
                                     ------------   ------------   -----------   ------------
Currency transactions:
 Forward foreign exchange
   contracts.......................            --             --     2,380,091         49,335
 Foreign currency transactions.....        (9,083)        (1,483)   (2,061,458)      (535,666)
                                     ------------   ------------   -----------   ------------
Total currency transactions........        (9,083)        (1,483)      318,633       (486,331)
                                     ------------   ------------   -----------   ------------
Total..............................  $(47,130,062)  $(24,134,529)  $(4,363,369)  $(10,810,580)
                                     ============   ============   ===========   ============

Transactions in call options written for the six months ended June 30, 2001 were as follows:

                                                                   GLOBAL ALLOCATION
                                                                  STRATEGY PORTFOLIO
                                                              ---------------------------
                                                               NOMINAL VALUE
                                                                COVERED BY       PREMIUMS
                                                              WRITTEN OPTIONS    RECEIVED
-----------------------------------------------------------------------------------------
Outstanding call options written, beginning of period.......           --              --
Options written.............................................     $100,600        $309,019
                                                                 --------        --------
Outstanding call options written, end of period.............     $100,600        $309,019
                                                                 ========        ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

        HIGH         INTERMEDIATE        MONEY          NATURAL
       YIELD          GOVERNMENT        RESERVE        RESOURCES
     PORTFOLIO      BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------
    $    869,480     $  3,446,906     $    460,928    $ 3,349,473
     (24,220,000)      (1,338,595)        (260,892)      (803,062)
    ------------     ------------     ------------    -----------
    $(23,350,520)    $  2,108,311     $    200,036    $ 2,546,411
    ============     ============     ============    ===========
    $ 99,117,096     $231,716,287     $519,736,931    $17,669,737
    ============     ============     ============    ===========

                                      INTERMEDIATE
                                       GOVERNMENT
            HIGH YIELD                    BOND                                        NATURAL RESOURCES
            PORTFOLIO                   PORTFOLIO              MONEY RESERVE              PORTFOLIO
    --------------------------   -----------------------         PORTFOLIO         -----------------------
     REALIZED                     REALIZED                 ---------------------    REALIZED
       GAINS       UNREALIZED      GAINS      UNREALIZED   REALIZED   UNREALIZED     GAINS      UNREALIZED
     (LOSSES)        LOSSES       (LOSSES)      GAINS       GAINS       GAINS       (LOSSES)      GAINS
----------------------------------------------------------------------------------------------------------
    $(3,736,779)  $(23,350,520)  $1,292,445   $2,108,311   $32,092     $200,036    $1,124,280   $2,546,411
          1,116             --          (45)         --         --           --            --           --
             --             --           --          --         --           --            --           --
             --             --           --          --         --           --            --           --
    -----------   ------------   ----------   ----------   -------     --------    ----------   ----------
     (3,735,663)   (23,350,520)   1,292,400   2,108,311     32,092      200,036     1,124,280    2,546,411
    -----------   ------------   ----------   ----------   -------     --------    ----------   ----------
                            --           --          --         --           --            --           --
             --
             --             --                       --         --           --          (943)         951
    -----------   ------------   ----------   ----------   -------     --------    ----------   ----------
             --             --           --          --         --           --          (943)         951
    -----------   ------------   ----------   ----------   -------     --------    ----------   ----------
    $(3,735,663)  $(23,350,520)  $1,292,400   $2,108,311   $32,092     $200,036    $1,123,337   $2,547,362
    ===========   ============   ==========   ==========   =======     ========    ==========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                              BALANCED CAPITAL              CAPITAL STOCK                 CORE BOND
                                             STRATEGY PORTFOLIO               PORTFOLIO              STRATEGY PORTFOLIO
                                          -------------------------   --------------------------   -----------------------
FOR THE SIX MONTHS ENDED                                  DOLLAR                       DOLLAR                    DOLLAR
JUNE 30, 2001                               SHARES        AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold.............................     214,222   $  2,973,029   $   241,292   $  4,348,651     879,312   $ 9,871,397
Shares issued resulting from
 reorganization.........................   7,074,129     96,733,938            --             --          --            --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................       3,043         42,576           355          6,424     329,755     3,690,375
                                          ----------   ------------   -----------   ------------   ---------   -----------
Total issued............................   7,291,394     99,749,543       241,647      4,355,075   1,209,067    13,561,772
Shares redeemed.........................  (3,991,323)   (54,906,773)   (1,112,859)   (19,706,681)   (717,612)   (8,049,234)
                                          ----------   ------------   -----------   ------------   ---------   -----------
Net increase (decrease).................   3,300,071   $ 44,842,770      (871,212)  $(15,351,606)    491,455   $ 5,512,538
                                          ==========   ============   ===========   ============   =========   ===========

                                             FUNDAMENTAL GROWTH
                                             STRATEGY PORTFOLIO
                                          -------------------------
FOR THE SIX MONTHS ENDED                                  DOLLAR
JUNE 30, 2001                               SHARES        AMOUNT
----------------------------------------  -------------------------
Shares sold.............................     941,750   $ 23,323,278
Shares issued resulting from
 reorganization.........................          --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................          --             --
                                          ----------   ------------
Total issued............................     941,750     23,323,278
Shares redeemed.........................  (2,129,456)   (51,624,808)
                                          ----------   ------------
Net increase (decrease).................  (1,187,706)  $(28,301,530)
                                          ==========   ============

                                                BALANCED CAPITAL              CAPITAL STOCK                  CORE BOND
                                               STRATEGY PORTFOLIO               PORTFOLIO               STRATEGY PORTFOLIO
                                           --------------------------   --------------------------   -------------------------
FOR THE YEAR ENDED                                         DOLLAR                        DOLLAR                      DOLLAR
DECEMBER 31, 2000                            SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................     446,410   $   8,000,133       602,318   $ 17,686,955      624,531   $  6,777,625
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................  14,333,099     210,846,599     5,017,930    100,282,979      688,416      7,409,779
                                           ----------   -------------   -----------   ------------   ----------   ------------
Total issued.............................  14,779,509     218,846,732     5,620,248    117,969,934    1,312,947     14,187,404
Shares redeemed..........................  (7,746,701)   (140,431,936)   (1,811,650)   (53,184,460)  (1,788,566)   (19,312,866)
                                           ----------   -------------   -----------   ------------   ----------   ------------
Net increase (decrease)..................   7,032,808   $  78,414,796     3,808,598   $ 64,785,474     (475,619)  $ (5,125,462)
                                           ==========   =============   ===========   ============   ==========   ============

                                              FUNDAMENTAL GROWTH
                                              STRATEGY PORTFOLIO
                                           -------------------------
FOR THE YEAR ENDED                                         DOLLAR
DECEMBER 31, 2000                            SHARES        AMOUNT
-----------------------------------------  -------------------------
Shares sold..............................   2,030,189   $ 80,553,810
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................   5,199,440    145,026,560
                                           ----------   ------------
Total issued.............................   7,229,629    225,580,370
Shares redeemed..........................  (2,079,669)   (80,548,133)
                                           ----------   ------------
Net increase (decrease)..................   5,149,960   $145,032,237
                                           ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                       67

                                                                INTERMEDIATE
       GLOBAL ALLOCATION                                         GOVERNMENT                  MONEY RESERVE
      STRATEGY PORTFOLIO        HIGH YIELD PORTFOLIO           BOND PORTFOLIO                  PORTFOLIO
    -----------------------   -------------------------   -------------------------   ----------------------------
                  DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
     SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
     163,505   $  2,072,371    5,053,505   $ 32,831,380    1,190,781   $ 13,139,847    135,519,676   $ 135,519,676
                         --           --             --           --             --             --              --
          --
                         --      732,535      4,733,827      576,249      6,347,226     13,170,416      13,170,416
          --
    --------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     163,505      2,072,371    5,786,040     37,565,207    1,767,030     19,487,073    148,690,092     148,690,092
    (981,181)   (12,398,392)  (7,400,179)   (48,386,231)  (1,141,311)   (12,559,764)  (128,851,957)   (128,851,957)
    --------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
    (817,676)  $(10,326,021)  (1,614,139)  $(10,821,024)     625,719   $  6,927,309     19,838,135   $  19,838,135
    ========   ============   ==========   ============   ==========   ============   ============   =============


         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      1,356,896   $ 15,991,087
             --             --
             --             --
     ----------   ------------
      1,356,896     15,991,087
     (1,283,531)   (15,002,414)
     ----------   ------------
         73,365   $    988,673
     ==========   ============

                                                                  INTERMEDIATE
        GLOBAL ALLOCATION                                          GOVERNMENT                  MONEY RESERVE
       STRATEGY PORTFOLIO         HIGH YIELD PORTFOLIO           BOND PORTFOLIO                  PORTFOLIO
    -------------------------   -------------------------   -------------------------   ----------------------------
                    DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
       609,216   $ 10,288,816    8,034,184   $ 55,761,170    1,056,869   $ 11,243,419    196,846,816   $ 196,846,816
                   29,258,655    1,287,562      8,990,381    1,184,512     12,510,938     32,060,537      32,060,537
     2,164,954
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     2,774,170     39,547,471    9,321,746     64,751,551    2,241,381     23,754,357    228,907,353     228,907,353
    (1,777,779)   (29,526,794)  (8,659,133)   (61,691,964)  (3,294,619)   (34,776,532)  (292,642,337)   (292,642,337)
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
       996,391   $ 10,020,677      662,613   $  3,059,587   (1,053,238)  $(11,022,175)   (63,734,984)  $ (63,734,984)
    ==========   ============   ==========   ============   ==========   ============   ============   =============


         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      2,074,846   $ 21,211,719
         14,069        161,509
     ----------   ------------
      2,088,915     21,373,228
     (1,851,714)   (18,531,896)
     ----------   ------------
        237,201   $  2,841,332
     ==========   ============

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2000, the Fund had capital loss carryforwards of approximately $5,491,000 in the Core Bond Strategy Portfolio, of which $252,000 expires in 2002, $1,254,000 expires in 2007 and $3,985,000 expires in 2008; $11,492,000 in the High Yield Portfolio, of which $231,000 expires in 2005, $3,240,000 expires in 2006, $1,824,000 expires in 2007 and $6,197,000 expires in 2008; $11,418,000 in the Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, $1,822,000 expires in 2004, $2,464,000 expires in 2007 and $3,276,000 expires in 2008; and $2,197,000 in the Natural Resources Portfolio, of which $883,000 expires in 2006, and $1,314,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable capital gains.

7. COMMITMENTS:

At June 30, 2001, the Global Allocation Strategy Portfolio and Natural Resources Portfolio entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

                                       68

they agreed to purchase various foreign currencies with values of approximately $419,000 and $213,000, respectively.

8. LOANED SECURITIES:

At June 30, 2001, the Core Bond Strategy, Global Allocation Strategy and Intermediate Government Bond Portfolios held US Treasury Notes having an aggregate value of approximately $10,271,000, $2,345,000 and $4,624,000, respectively, as collateral for portfolio securities loaned having market values of approximately $8,986,000, $457,000 and $4,436,000, respectively.

9. REORGANIZATION PLAN:

On May 14, 2001, Balanced Capital Portfolio acquired all of the net assets of Balanced Portfolio, which was another portfolio of the Fund, pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,012,823 shares of common stock of Balanced Portfolio for 7,074,129 shares of common stock of the Fund. Balanced Portfolio's net assets on that date of $96,733,938, including $1,516,400 of net unrealized depreciation and $2,619,508 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,242,095,821.

10. SUBSEQUENT EVENTS:

On July 1, 2001, the Board of Directors declared dividends per share payable on July 2, 2001 to shareholders of record as of June 29, 2001. In addition, on August 1, 2001, the Board of Directors declared dividends per share payable on August 1, 2001 to shareholders of record as of August 1, 2001 as follows:

                                                                ORDINARY
               PORTFOLIO--AS OF JULY 2, 2001                     INCOME
------------------------------------------------------------------------
Core Bond Strategy..........................................    $.046221
High Yield..................................................     .061532
Intermediate Government Bond................................     .051281
------------------------------------------------------------------------

                                                                ORDINARY
PORTFOLIO--AS OF AUGUST 1, 2001                                  INCOME
------------------------------------------------------------------------
Core Bond Strategy..........................................    $.053805
High Yield..................................................     .053796
Intermediate Government Bond................................     .050887
------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN--President and Director
STEPHEN B. SWENSRUD--Director
J. THOMAS TOUCHTON--Director
CHRISTOPHER G. AYOUB--Senior Vice President
ROBERT C. DOLL, JR.--Senior Vice President
LAWRENCE R. FULLER--Senior Vice President
VINCENT T. LATHBURY III--Senior Vice President
KEVIN J. MCKENNA--Senior Vice President
KURT SCHANSINGER--Senior Vice President
ROBERT M. SHEARER--Senior Vice President
ROBERT F. MURRAY--Vice President
JACQUELINE L. ROGERS--Vice President
DONALD C. BURKE--Treasurer
ALLAN J. OSTER--Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-6/01